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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

THE HOWARD HUGHES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 26, 2012

Dear Stockholder:

        You are invited to attend the 2012 annual meeting of stockholders of The Howard Hughes Corporation. The meeting will be held at 9:00 a.m., local time, on Monday, June 11, 2012, at The Westin Galleria Dallas, 13340 Dallas Parkway, Dallas, Texas 75240.

        Information about the meeting is presented in the following notice of annual meeting of stockholders and proxy statement. The notice of annual meeting will be followed by a question-and-answer session. We hope that you will be able to attend the annual meeting.

        It is important that your shares be voted at the meeting in accordance with your preference. Whether or not you plan to attend the meeting, please sign, date and return the proxy card or vote using the Internet or telephone voting procedures described on the proxy card.

        We look forward to seeing you at the meeting.

Sincerely,

William A. Ackman Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 11, 2012

        The 2012 annual meeting of stockholders of The Howard Hughes Corporation (the "Company") will be held at 9:00 a.m., local time, on Monday, June 11, 2012, at The Westin Galleria Dallas, 13340 Dallas Parkway, Dallas, Texas 75240. The meeting will be held for the following purposes:

  1.
  To elect ten directors to hold office until the 2013 annual meeting of stockholders;

  2.
  To conduct an advisory vote on executive compensation;

  3.
  To vote on a proposal to approve amendments to The Howard Hughes Corporation 2010 Equity Incentive Plan;

  4.
  To vote on a proposal to ratify the Company's Section 382 Rights Agreement, which was adopted by the Board of Directors on February 24, 2012, to protect against a possible limitation on the Company's ability to use certain tax assets to offset future income;

  5.
  To vote on a proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012; and

  6.
  To transact such other business as may properly come before the annual meeting.

        Only stockholders of record as of the close of business on April 16, 2012 are entitled to notice of, and to vote at, the annual meeting.

        Your vote is very important. Whether or not you plan to attend the annual meeting, please vote by signing, dating and promptly returning your proxy card or by using the Internet or telephone voting procedures described on the proxy card. If you hold shares in an account with a broker, bank or other nominee, please follow the instructions you receive from them to vote your shares.

By Order of the Board of Directors,

Peter F. Riley Senior Vice President, Secretary and General Counsel

Dallas, Texas
April 26, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2012.

The Company's Notice of Annual Meeting, Proxy Statement and 2011 Annual Report to stockholders are available on the internet at www.proxyvote.com.

Page #
QUESTIONS AND ANSWERS REGARDING THIS PROXY STATEMENT AND THE ANNUAL MEETING	1
MATTERS RELATED TO CORPORATE GOVERNANCE, BOARD STRUCTURE, DIRECTOR COMPENSATION AND STOCK OWNERSHIP	7
THE BOARD, ITS COMMITTEES AND ITS COMPENSATION	9
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL HOLDERS	14
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	18
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	18
RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS	18
PROPOSAL NO. 1 ELECTION OF DIRECTORS	23
PROPOSAL NO. 2 ADVISORY VOTE ON EXECUTIVE COMPENSATION	27
PROPOSAL NO. 3 TO APPROVE THE HOWARD HUGHES CORPORATION AMENDED AND RESTATED 2010 INCENTIVE PLAN	28
PROPOSAL NO. 4 TO RATIFY THE COMPANY'S SECTION 382 RIGHTS AGREEMENT TO PROTECT AGAINST A POSSIBLE LIMITATION ON THE COMPANY'S ABILITY TO USE CERTAIN TAX ASSETS TO OFFSET FUTURE INCOME	35
PROPOSAL NO. 5 TO RATIFY THE APPOINTMENT OF DELOITTE AND TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2012	39
AUDIT COMMITTEE REPORT	41
EXECUTIVE OFFICERS	42
COMPENSATION DISCUSSION AND ANALYSIS	43
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION	50
EXECUTIVE COMPENSATION	51
SUMMARY COMPENSATION TABLE	51
2011 GRANTS OF PLAN-BASED AWARDS	52
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	54
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL	55
EQUITY COMPENSATION PLAN INFORMATION	56
STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING OF STOCKHOLDERS	56
OTHER MATTERS	57
ANNEX A	A-1
ANNEX B	B-1

i

THE HOWARD HUGHES CORPORATION
One Galleria Tower
13355 Noel Road, 22nd Floor
Dallas, Texas 75240

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 11, 2012

QUESTIONS AND ANSWERS REGARDING THIS PROXY STATEMENT
AND THE ANNUAL MEETING

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

        Pursuant to rules adopted by the Securities and Exchange Commission ("SEC"), The Howard Hughes Corporation (the "Company") has elected to provide access to its proxy materials over the Internet or, upon your request, through the mail. These materials are being provided in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the Company's 2012 annual meeting of stockholders or any postponement or adjournment thereof (the "Annual Meeting"). Accordingly, the Company sent a Notice of Internet Availability of Proxy Materials (the "Notice") on or about April 26, 2012 to stockholders entitled to notice of and to vote at the meeting.

        All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet.

        You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. The Annual Meeting will be held at 9:00 a.m., local time, on Monday, June 11, 2012, at The Westin Hotel Galleria, 13340 Dallas Parkway, Dallas, Texas 75240.

How can I get electronic access to the proxy materials?

        The Notice will provide you with instructions regarding how to:

  •
  view the Company's proxy materials for the Annual Meeting on the Internet; and

  •
  instruct the Company to send future proxy materials to you electronically by email.

        The Company's proxy materials are also available on the Company's website at www.howardhughes.com.

        If you previously elected to access your proxy materials over the Internet, you will not receive a Notice or printed proxy materials in the mail. Instead you have received an email with a link to the proxy materials and voting instructions.

        Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you thereby lowering the costs associated with the Annual Meeting. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

        Stockholders of Record.    You may enroll in MLinkSM offered by the Company's transfer agent, Computershare Trust Company, N.A., for online access to our future proxy statements and annual report materials and Notices of Internet availability of Proxy Materials by going to http://bnymellon.com/shareowner/equityaccess and logging into, or activating, your Investor ServiceDirect® account where step-by-step instructions will prompt you through the enrollment process.

        Beneficial Owners.    If you hold your shares in a stock brokerage account or with a bank or other holder of record, you also may have the opportunity to receive or access copies of these materials electronically. Please check the information provided in the proxy materials or the Notice mailed to you by your broker, bank or other holder of record regarding the availability of this service.

What is included in these materials?

        These materials include:

  •
  the Company's Notice of the Annual Meeting;

  •
  this proxy statement for the Annual Meeting; and

  •
  the Company's Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on February 29, 2011 (the "2011 Form 10-K").

        If you requested printed versions of these materials by mail, these materials also include the proxy card (for stockholders of record) or voting instruction form (for beneficial owners) for the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

        Holders of the Company's common stock at the close of business on April 16, 2012, are entitled to receive notice of and to vote their shares at the Annual Meeting. On April 16, 2012, there were 37,945,707 shares of Company common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

        If your shares are registered in your name with the Company's transfer agent, Computershare Trust Company, N.A., you are considered the "stockholder of record" of those shares. If your shares are held in an account with a broker, bank or other nominee, you are considered the "beneficial owner" of those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares.

What will the stockholders vote on at the annual meeting?

        The stockholders will be asked to vote on the following proposals:

  •
  the election of the ten nominees named in this proxy statement as directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified (Proposal No. 1);

  •
  a non-binding advisory vote approving the compensation of the Company's named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion below under the caption "Executive Compensation" (Proposal No. 2);

  •
  a proposal to approve amendments to The Howard Hughes Corporation 2010 Equity Incentive Plan that provide for both cash and equity performance-based compensation, explicitly establish the cash award limit and reduce the maximum amount of awards granted in shares of Company common stock (Proposal No. 3);

  •
  a proposal to ratify the Company's Section 382 Rights Agreement, which was adopted by the Board of Directors on February 24, 2012, to protect against a possible limitation on the Company's ability to use certain tax assets to offset future income (Proposal No. 4);

  •
  a proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012 (Proposal No. 5); and

  •
  any other business as may properly come before the annual meeting or any adjournment or postponement of the meeting

What are the Board's voting recommendations?

        The Board recommends that you vote as follows:

  •
  FOR each of the nominees to the Board (Proposal No. 1);

  •
  FOR the advisory vote on executive compensation (Proposal No. 2);

  •
  FOR the proposal to approve amendments to The Howard Hughes Corporation 2010 Equity Incentive Plan to provide for both cash and equity performance-based compensation, explicitly establish the cash award limit and reduce the maximum amount of awards granted in shares of Company common stock (Proposal No. 3);

  •
  FOR the proposal to ratify the Company's Section 382 Rights Agreement to protect against a possible limitation on the Company's ability to use certain tax assets to offset future income (Proposal No. 4); and

  •
  FOR the proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2012 (Proposal No. 5).

        As of the date this proxy statement was mailed, we did not know of any other matters to be raised at the Annual Meeting.

        If you return your signed and completed proxy card or vote by telephone or on the Internet and other matters are properly presented at the Annual Meeting for consideration, the proxy holders appointed by the Board will have the discretion to vote for you.

How do I vote?

        You may vote using any of the following methods:

  •
  By Internet or telephone

  If you are a stockholder of record, you will need the control number included on the Notice to access the proxy statement and annual report. Follow the instructions in the Notice to vote your shares electronically on the Internet, or by calling the toll-free number referenced in the materials available on the Internet.

  If you are a beneficial owner of shares, you may vote your shares electronically on the Internet by following the instructions sent to you by your broker, bank or other holder of record, or by calling the toll-free number referenced in the materials available on the Internet.

  •
  By mail

  If you are a stockholder of record, request from us, by following the instructions on the Notice, printed copies of the proxy statement and annual report, which will include a proxy card.

  If you are a beneficial owner of shares, follow the instructions from your broker, bank or other holder of record to request copies of the proxy statement and annual report, which will include a voting instruction form. Be sure to complete, sign and date the proxy card or voting instruction form and return it in the prepaid envelope.

  •
  In person at the Annual Meeting

  All stockholders of record may vote in person at the Annual Meeting. You can request a ballot at the meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspector of election with your ballot to be able to vote at the Annual Meeting.

        Internet and telephone voting facilities for stockholders of record will be available 24 hours a day, and will close at 11:59 p.m. Eastern Time on June 10, 2012. The availability of Internet and telephone voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials provided to you by your broker, bank or other holder of record. If you vote on the Internet or by telephone, you do not have to return a proxy card or voting instruction form. If you are located outside the U.S. and Canada, please use the Internet or mail voting methods. Your vote is important. Your timely response can save us the expense of attempting to contact you again.

What can I do if I change my mind after I submit my proxy?

        If you are a stockholder of record, you can revoke your proxy prior to the completion of voting at the Annual Meeting by:

  •
  delivering written notice revoking your proxy to the Corporate Secretary at the Company's address set forth above;

  •
  timely delivering a new later-dated proxy using one of the methods described above; or

  •
  voting in person at the Annual Meeting.

        If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy from your broker, bank or other nominee.

What shares are included in my proxy?

        If you are a stockholder of record, you will receive one proxy card for all of your shares that are registered in your name with the Company's transfer agent. If you are a beneficial owner of shares, the voting instructions you receive from your broker, bank or other nominee will indicate the number of shares of Company common stock held by them on your behalf. If you received more than one proxy card, then your shares are likely registered in more than one name with the Company's transfer agent and/or held in more than one account with your broker, bank or other nominee. Please complete, sign, date and return each proxy card to ensure that all of your shares are voted.

 What happens if I do not give specific voting instructions?

        All properly executed proxies, unless revoked as described above, will be voted at the Annual Meeting in accordance with your instructions on your proxy. If a properly executed proxy gives no specific instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

        If you are a beneficial owner of shares and do not provide your broker, bank or other nominee with specific voting instructions, then under the rules of the New York Stock Exchange, they may only vote on matters for which they have discretionary power to vote. If your broker, bank or other nominee does not receive instructions from you on how to vote your shares and they do not have discretion to vote on the matter, then the broker, bank or other nominee will inform the inspector of election that it does not have the authority to vote on the matter with respect to your shares.

        As a result of recent rule changes, your broker, bank or other nominee is not permitted to vote on your behalf on the election of directors and other matters to be considered at the Annual Meeting, unless you provide specific instructions by completing and returning a properly executed proxy or following the instructions provided to you to vote your shares via telephone or the Internet. For your vote to be counted, you now will need to communicate your voting decisions to your broker, bank or other nominee before the date of the Annual Meeting.

What constitutes a quorum?

        A majority of the outstanding shares of common stock must be present, in person or by proxy, to constitute a quorum at the Annual Meeting.

        Abstentions and "broker non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A "broker non-vote" occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular matter and has not received voting instructions from the beneficial owner.

Who can attend the meeting?

        The Annual Meeting is open to all holders of the Company common stock. Each stockholder is permitted to bring one guest. No cameras, recording equipment, large bags, briefcase or packages will be permitted in the Annual Meeting, and security measures will be in effect to provide for the safety of attendees.

Do I need a ticket to attend the Annual Meeting?

        Yes, you will need an admission ticket or proof of ownership of the Company common stock to enter the meeting. If your shares are registered in your name, you will find an admission ticket attached to the proxy card sent to you. If your shares are in the name of your broker or bank or you received your materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement. All stockholders will be required to present valid picture identification. IF YOU DO NOT HAVE VALID PICTURE IDENTIFICATION AND EITHER AN ADMISSION TICKET OR PROOF THAT YOU OWN COMPANY COMMON STOCK, YOU MAY NOT BE ADMITTED INTO THE MEETING.

 What are the voting requirements for each of the matters to be voted on at the Annual Meeting?

Proposal	Vote Necessary to Approve Proposals	Broker Discretionary Voting Allowed?	Treatment of Abstentions and Broker Non-Votes

No. 1—Election of Directors	Each director nominee must receive the affirmative vote of a majority of the votes cast with respect to the nominee, excluding abstentions	No	Abstentions and broker non-votes are not considered votes cast
No. 2—Advisory Vote on Executive Compensation	Affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote on the matter	No	Abstentions will be considered votes cast against the matter and broker non-votes are not considered votes cast
No. 3—Approval of the Amendments to The Howard Hughes Corporation 2010 Equity Incentive Plan	Affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote on the matter	No	Abstentions will be considered votes cast against the matter and broker non-votes are not considered votes cast
No. 4—Ratification of the Company's Section 382 Rights Agreement	Affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote on the matter	No	Abstentions will be considered votes cast against the matter and broker non-votes are not considered votes cast
No. 5—Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2012	Affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting	Yes	Abstentions will be considered votes cast against the matter

MATTERS RELATED TO CORPORATE GOVERNANCE, BOARD STRUCTURE, DIRECTOR
COMPENSATION AND STOCK OWNERSHIP

Corporate Governance and Risk Management

        The Board has adopted the following policies to serve as the governing framework of the Company:

  •
  corporate governance guidelines to assist the Board in the exercise of its responsibilities to the Company and its stockholders;

  •
  a code of business conduct and ethics applicable to the Company's directors;

  •
  a code of business conduct and ethics applicable to the Company's officers and other employees; and

  •
  written charters for its audit committee, compensation committee and nominating and corporate governance committee.

        The Company's corporate governance guidelines, codes of business conduct and ethics and committee charters are available on the Company's website at www.howardhughes.com under the Investors tab. You may also obtain a copy of these policies upon written request to the Company's Corporate Secretary at its principal executive offices.

        The Board periodically reviews its corporate governance policies and practices. Based on these reviews, the Board may adopt changes to policies and practices that are in the best interests of the Company and as appropriate to comply with any new SEC or NYSE corporate governance requirements.

        The Board may, at its discretion, elect a Chairman of the Board from among the directors. If at any time the Chairman of the Board is a current or former executive officer of the Company, or for any reason is not an independent director, a presiding director will be selected by the independent directors from among the directors who are not current or former executive officers of the Company and are otherwise independent. The Board adopted this structure to promote decision-making and governance independent of that of the Company's management and to better perform the Board's monitoring and evaluation functions. Presently, the positions of Chairman of the Board and Chief Executive Officer are held by different individuals. The Chairman of the Board, William Ackman, is not a member of Company management.

        The Board has established a policy that its non-management directors meet in executive session, without members of management present at least four times per year; provided, however, that any non-management director may request additional executive sessions of the non-management directors at any time, if and when necessary, to discuss any matter of concern. The Chairman of the Board or presiding director presides over each executive session. The Board policy provides that if the Board includes directors that are not independent, at least one executive session each year will include only independent directors.

        The Company believes the foregoing policies and practices, when combined with the Company's other governance policies and procedures, provide an appropriate framework for oversight, discussion and evaluation of decisions and direction from the Board.

        The Board views risk management as one of its primary responsibilities. A fundamental part of risk management is not only understanding the risks the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. While the Board maintains oversight responsibility for risk management, it monitors risks arising from financial reporting and management actions to monitor and control such exposures through the audit committee. The audit committee also discusses guidelines and policies to govern the process by which risk assessment and risk management are undertaken. In addition, the compensation committee considers and evaluates whether the Company's compensation structure establishes appropriate incentives for executives and other employees of the Company, including whether the Company's compensation policies and practice for its executives and employees give rise to risks that are reasonably likely to have a material adverse effect on the Company.

Director Independence

        NYSE corporate governance guidelines require that at least a majority of the members of the Board meet the NYSE criteria for independence. The Board has determined that each of its non-management directors, which include Mr. Ackman, Mr. Flatto, Mr. Furber, Mr. Krow, Mr. Model, Mr. Sellers, Mr. Shepsman, Mr. Tansky and Ms. Tighe, is independent under the NYSE independence standards. Mr. Weinreb is not independent because he is an employee of the Company.

Director Nominations

        Qualifications.    The nominating and corporate governance committee considers a number of factors in its evaluation of director candidates. These factors include their specific experience, qualifications, attributes and skills in light of the Company's business. The nominating and corporate governance committee is also responsible for recommending the nomination of those incumbent directors it deems appropriate for re-election to the Board and, if applicable, reappointment to any committees of the Board on which such director serves.

        While the nominating and corporate governance committee has not established specific criteria relating to a candidate's age, education, experience level or skills, qualified candidates are expected to have strong business expertise and, in particular, experiences and expertise with regard to real estate development and management, retail, financial reporting, risk management and business strategy. Under our Diversity Policy, and in addition to skills and experience, the nominating and corporate governance committee considers the independence of the nominee, availability for service to the Company (including any potential conflicts of interest), age of the incumbent directors on the Board, diversity and the Board's anticipated needs with regard to director expertise. With regard to diversity, the nominating and corporate governance committee is committed to considering candidates for the Board regardless of gender, ethnicity and national origin. The Diversity Policy was adopted by the nominating and corporate governance committee on October 12, 2011, and its effectiveness will be evaluated from time to time.

        Stockholder Recommendations.    The nominating and corporate governance committee will consider recommendations of potential candidates from stockholders based on the same criteria as a candidate identified by the nominating and corporate governance committee. Stockholders may recommend candidates, but to be considered for inclusion in the proxy statement, notice must be received by the Corporate Secretary at least 120 days but not less than 90 days before the first anniversary of the date of the preceding year's annual meeting. If the date of the annual meeting is more than 30 days before or more than 70 days after the date of the preceding year's annual meeting, then the stockholder must submit notice at least 120 days but not less than 90 days before such meeting, or if the first public announcement of the date of the annual meeting is less than 100 days before the annual meeting, the stockholder must submit his notice within 10 days of the public announcement.

        A stockholder's notice must include the following:

  •
  as to each person being recommended, all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in contested elections;

  •
  such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and

  •
  a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships between or among such stockholder and, if applicable, the beneficial owner of the shares held by such stockholder.

Communications with the Board

        Any stockholder and other interested party may communicate with the Board, any Board committee, the non-management directors or any other individual director. All written communications must identify the recipient and the author and be forwarded by certified mail to: The Howard Hughes Corporation, One Galleria Tower, 13355 Noel Road, 22nd Floor, Dallas, Texas 75240, Attention: Corporate Secretary. The Corporate Secretary will act as agent for the directors in facilitating these communications.

Codes of Business Conduct and Ethics

        The Company has adopted a code of business conduct and ethics applicable to the Company's directors and a code of business conduct and ethics applicable to the Company's officers and other employees. The purpose of these codes is to, among other things, affirm the Company's commitment to the highest standards of business conduct and ethics, integrity and attendant compliance reporting in accordance with all applicable laws. The codes sets forth a common set of values and standards to which all of the Company's directors, officers and employees are expected to adhere. The Company will post information regarding any amendment to, or waiver from, its codes of business conduct and ethics on its website under the Investors tab as required by applicable law.

THE BOARD, ITS COMMITTEES AND ITS COMPENSATION

The Board

        During 2011, we increased the size of our Board from nine to ten members. Nine of our current ten members are non-management directors. In accordance with our corporate governance principles, more than 75% of our directors approved this increase. Under the Company's by-laws, the Board may select one of its members to be Chairman of the Board. Currently, William Ackman is the Chairman of the Board.

        Under the Company's corporate governance guidelines, Board members are expected to devote the time reasonably necessary to discharge their responsibilities and to prepare for and, to the extent reasonably practicable, attend and participate in all meetings of the Board and Board committees on which they serve. All directors attended 75% or more of the meetings of the Board and of the committees on which they served during 2011, with the exception of Ms. Tighe. Ms. Tighe attended one out of the two Board meetings scheduled after her appointment due to scheduling conflicts that existed prior to her appointment. Each director is expected to attend the annual meeting of stockholders. The Board held a total of eight meetings in 2011. All the directors then in office attended our 2011 annual meeting of stockholders.

 Board Committees

        The Board has four standing committees: audit committee, compensation committee, nominating and corporate governance committee and retail and design committee, each of which is described below. Each committee operates under a written charter adopted by the Board, with the exception of the retail and design committee. The table below sets forth the current composition of Board committees.

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Retail and Design Committee
William Ackman		✓
Adam Flatto			✓	✓ (Chair)
Jeffrey Furber			✓ (Chair)
Gary Krow	✓	✓ (Chair)
Allen Model	✓		✓
R. Scot Sellers		✓	✓
Steven Shepsman	✓ (Chair)		✓
Burton Tansky		✓		✓
Mary Ann Tighe				✓

Audit Committee

        The audit committee oversees the Company's accounting and financial reporting processes and the audits of the Company's financial statements. The functions and responsibilities of the audit committee include:

  •
  appointing, retaining and replacing the independent registered public accounting firm;

  •
  managing and overseeing the work of the independent registered public accounting firm;

  •
  pre-approving all auditing services, internal control related services and permitted non-audit services to be performed for the Company by the independent registered public accounting firm;

  •
  reviewing and discussing with management and the independent registered public accounting firm financial statement and disclosure matters;

  •
  reviewing the findings and recommendations of the Company's independent registered public accounting firm and management's response to the recommendations of that firm;

  •
  reviewing and discussing with management and the independent registered public accounting firm the Company's major financial and accounting risk exposures, any significant non-financial risk exposure and related policies and practices to assess and control such exposures;

  •
  overseeing the internal audit function;

  •
  overseeing compliance with applicable legal and regulatory requirements;

  •
  establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

  •
  reviewing the adequacy of the audit committee charter on an annual basis.

        The audit committee was formed in November 2010 in connection with the Company's spin-off. The audit committee held twelve meetings in 2011. The Company's independent registered public accounting firm reports directly to the audit committee. Each member of the audit committee has the ability to read and understand fundamental financial statements. The Board has determined each member of the audit committee is "independent" as defined by NYSE corporate governance standards and Rule 10A-3 of the Securities Exchange Act of 1934. The Board has also determined that Mr. Shepsman meets the requirements of an "audit committee financial expert" as defined by the rules of the SEC.

 Compensation Committee

        The compensation committee establishes, administers and reviews the Company's policies, programs and procedures for compensating its executive officers and the Board. The functions and responsibilities of the compensation committee include:

  •
  evaluating the performance of and determining the compensation for the Company's executive officers, including its Chief Executive Officer;

  •
  reviewing, approving and recommending to the Board the Company's incentive plans;

  •
  reviewing and approving employment and other contracts relating to compensation with the Company's executive officers;

  •
  reviewing director compensation policies, objectives and programs and approving the form and amount of director compensation;

  •
  reviewing and discussing with management the Compensation Discussion and Analysis to be included in the Company's annual reports or proxy statement; and

  •
  reviewing the adequacy of the compensation committee charter on an annual basis.

        The compensation committee was formed in November 2010 in connection with the Company's spin-off. The compensation committee held four meetings in 2011. The Board has determined that each member of the compensation committee is "independent" as defined by NYSE corporate governance standards.

Nominating and Corporate Governance Committee

        The functions and responsibilities of the nominating and corporate governance committee include:

  •
  developing and recommending corporate governance guidelines applicable to the Board and the Company's employees;

  •
  developing criteria and qualifications for directors to be used in identifying, reviewing and selecting director candidates;

  •
  identifying and recommending individuals qualified to be directors;

  •
  reviewing relationships between directors, the Company and members of management and recommending to the Board whether directors are independent;

  •
  recommending committee composition and assignments; and

  •
  reviewing the adequacy of the nominating and corporate governance committee charter on an annual basis.

        The nominating and corporate governance committee was formed in November 2010 in connection with the Company's spin-off. The nominating and corporate governance committee held three meetings in 2011. The Board has determined that each member of the nominating and corporate governance committee is "independent" as defined by NYSE corporate governance standards.

Retail and Design Committee

        The functions and responsibilities of the retail and design committee include:

  •
  approving policies, principles, guidelines, goals, parameters and objectives applicable to retail properties;

  •
  evaluating and overseeing the implementation of the Company's development and leasing strategies for retail properties, which will include the evaluation of tenants, proposals, projects under development, local market conditions, industry trends and regulatory issues and other factors likely to influence the Company's management of retail properties; and

  •
  providing feedback regarding major decision points in connection with the Company's development and leasing strategies for retail properties.

        The retail and design committee was formed in February 2012 and, as a result, held no meetings in 2011.

2011 Director Compensation

        Annual Compensation.    The table below summarizes the director compensation plan approved by the Board.

Board Service:
Annual Retainer	$112,000
Meeting Fee (in person)	2,000
Meeting Fee (telephonic)	750
Board Committee Service:
Audit Committee Chair	$30,000
Audit Committee Member	15,000
Compensation Committee Chair	7,500
Compensation Committee Member	3,750
Nominating and Corporate Governance Committee Chair	7,500
Nominating and Corporate Governance Committee Member	3,750
Retail and Design Committee Chair	7,500
Retail and Design Committee Member	3,750
Meeting Fee (in person)	1,000
Meeting Fee (telephonic)	500

        The annual retainer for Board service is paid 50% in cash and 50% in restricted stock. Directors may elect annually to increase the portion of their annual retainer for Board service that is payable in restricted stock up to 100%.

        The Company also reimburses directors for all expenses incurred in attending Board and Board committee meetings. A director who is, or becomes, an employee of the Company does not receive additional compensation for serving as a director.

        Director Compensation Table.    The table below sets forth the compensation earned by each of the Company's directors during 2011.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	Total ($)
William Ackman(3)	0	0	0
David Arthur(3)	0	0	0
Adam Flatto	40,531	84,000	124,531
Jeffrey Furber	18,656	112,000	130,656
Gary Krow	63,562	84,000	147,562
Allen Model	68,731	78,400	147,131
R. Scot Sellers	21,812	112,000	133,812
Steven Shepsman	50,281	112,000	162,281
Burton Tansky(4)	5,938	84,000	89,938
Mary Ann Tighe(4)	2,000	84,000	86,000

(1)
David R. Weinreb, a director and Chief Executive Officer of the Company, is not included in this table because he is an employee of the Company and receives no additional compensation for his service as a director. The compensation earned by Mr. Weinreb as an employee of the Company during 2011 is shown in "Executive Compensation—Summary Compensation Table."

(2)
Represents the aggregate grant date fair value of restricted stock granted to the Company's non-management directors. Pursuant to SEC rules, the dollar amounts were computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation, and exclude the effect of estimated forfeitures. As of December 31, 2011, the number of shares of restricted stock held by each of the directors listed in the table above were as follows: Mr. Flatto (1,291), Mr. Furber (1,722), Mr. Krow (1,291), Mr. Model (1,205), Mr. Sellers (1,722), Mr. Shepsman (1,722), Mr. Tansky (1,800) and Ms. Tighe (1,800)

(3)
Mr. Ackman and Mr. Arthur waived all compensation relating to their service as directors of the Company. Mr. Arthur resigned from the Board effective as of October 12, 2011.

(4)
Each of Mr. Tansky and Ms. Tighe was appointed to the Board on October 12, 2011 and elected to receive their prorated annual retainer of $84,000 entirely in restricted stock.

Stock Ownership Guidelines

        In November 2010, the Board adopted stock ownership guidelines for non-management directors to align their interests with those of the Company's stockholders and to strengthen the Company's commitment to sound corporate governance. The stock ownership guidelines provide that each non-management director is required to own shares of Company common stock with a value equal to five times the annual retainer for Board service. Each non-management director is expected to comply with the stock ownership guidelines within five years of becoming a director.

 SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL HOLDERS

        The tables below provide information regarding the beneficial ownership of the Company's common stock as of April 16, 2012, by:

  •
  each director of the Company;

  •
  each of the executive officers named in the Summary Compensation Table;

  •
  all directors and executive officers as a group; and

  •
  each beneficial owner of more than 5% of the Company's common stock.

        The table below lists the number and percentage of shares beneficially owned based on shares of common stock outstanding as of April 16, 2012. Beneficial ownership is determined in accordance with SEC rules and regulations. Unless otherwise indicated and subject to community property laws where applicable, the Company believes each stockholder named in the table below has sole voting and investment power with respect to the shares indicated as beneficially owned.

Directors and Executive Officers

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage
William Ackman(1)	5,484,684	13.8%
Adam Flatto(2)	13,305	*
Jeffrey Furber(2)	8,074	*
Gary Krow(2)	5,105	*
Allen Model(2)	7,516	*
R. Scot Sellers(2)	18,074	*
Steven Shepsman(2)(3)	8,074	*
Burton M. Tansky(2)	1,800	*
Mary Ann Tighe(2)	1,800	*
David R. Weinreb	—	—
Grant Herlitz	—	—
Andrew Richardson(4)	20,000	*
Peter Riley(5)	10,000	*
Reuben Davidsohn	—	—
All directors and executive officers as a group (13 persons)(6)	5,578,432	14.7%

*
Less than 1%.

(1)
Represents (a) 3,568,017 shares held by Pershing Square Capital Management L.P. (Pershing Square"), Pershing Square L.P., Pershing Square II, L.P and Pershing Square International, Ltd (collectively, the "Pershing Square Funds") and (b) 1,916,667 shares underlying a warrant held by the Pershing Square Funds that is currently exercisable. Mr. Ackman may be deemed to be the beneficial owner of these shares by virtue of his position as managing member of PS Management GP, LLC ("PS Management"), the investment advisor to the Pershing Square Funds, and Pershing Square GP ("Pershing Square GP"), the general partner of each of Pershing Square, L.P. and Pershing Square II, L.P. The Pershing Square Funds also have additional economic exposure to approximately 5,399,839 common shares of the Company under certain cash-settled total return swaps (collectively, the "Swaps"). See "—Five Percent Holders" for more information.

(2)
Includes shares of restricted stock for which the following directors have sole voting power, but no dispositive power: Mr. Flatto (1,291), Mr. Furber (1,722), Mr. Krow (1,291), Mr. Model (1,205), Mr. Sellers (1,722), Mr. Shepsman (1,722), Mr. Tansky (1,800) and Ms. Tighe (1,800). These shares of restricted stock will vest on June 1, 2012.

(3)
Includes 5,000 shares that were purchased by Sam De Realty II, L.P. ("Sam De Realty"), not directly by Mr. Shepsman. By virtue of his position as general partner of Sam De Realty, Mr. Shepsman may be deemed to be the beneficial owner of such shares.

(4)
Includes 20,000 shares of restricted shares to Mr. Richardson, the Chief Financial Officer of the Company, in March 2011 for which he has sole voting power, but no dispositive power.

(5)
Includes 10,000 shares of restricted shares granted to Mr. Riley, Senior Vice President, Secretary and General Counsel of the Company, in May 2011 for which he has sole voting power, but no dispositive power.

(6)
Includes (a) 1,916,667 shares underlying a warrant held by the Pershing Square Funds that is currently exercisable as described in footnote (1) above, (b) 12,553 shares of restricted stock held by certain directors as described in footnote (2) above, (c) 20,000 shares of restricted stock granted to Andrew Richardson as described in footnote (4) above, (d) 10,000 shares of restricted stock granted to Peter Riley as described in footnote (5) above and 100,000 shares underlying an option granted to Reuben Davidsohn as described in footnote (6) above.

        In November 2010, Mr. Weinreb, the Chief Executive Officer and a director of the Company, and Mr. Herlitz, the President of the Company, purchased warrants in connection with their joining the Company as executive officers. Mr. Weinreb purchased a warrant to acquire 2,367,985 shares for $15.0 million and Mr. Herlitz purchased a warrant to acquire 315,731 shares for $2.0 million. In March 2011, in connection with his joining the Company, Mr. Richardson, the Chief Financial Officer of the Company, purchased a warrant from the Company to acquire 178,971 shares for $2.0 million. The purchase prices were paid in cash and determined by the Board, with the assistance of an outside advisor, to equal the fair value of the warrants on the issue date.

        These warrants became fully vested at the time of purchase, but do not become exercisable until the sixth anniversary of the date of purchase, subject to limited exceptions. In accordance with SEC rules, the shares of Company common stock underlying the warrants are not included in the table above because the warrants are not exercisable within 60 days of the date of the information provided in the table.

Five Percent Holders

        The following table sets forth information regarding the number and percentage of shares of common stock held by all persons and entities, other than directors and officers of the Company, known by the Company to beneficially own 5% or more of the Company's outstanding common stock. The information regarding beneficial ownership of common stock by each entity identified below is included in reliance on a report filed by the entity with the SEC, except that the percentage is based upon the Company's calculations made in reliance upon the number of shares reported to be beneficially owned by the entity in such report and the number of shares of common stock outstanding on April 16, 2012.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
General Trust Company, as Trustee 300 North Dakota Avenue, Suite 202 Sioux Falls, South Dakota 57104	4,238,196	11.2%
Brookfield Retail Holdings LLC(1) Three World Financial Center 200 Vesey Street, 11th Floor New York, New York 10281	6,257,951	15.0%
Pershing Square(2) 888 Seventh Avenue, 42nd Floor New York, New York 10019	5,484,684	13.8%
Horizon Kinetics LLC(3) 470 Park Avenue South, 4th Floor South New York, New York 10016	5,339,061	14.1%

(1)
According to a Schedule 13D/A filed by (i) Brookfield Asset Management Inc. ("BAM"), (ii) Trilon Bancorp Inc. ("Trilon Bancorp"), (iii) Brookfield Private Funds Holdings Inc. ("Brookfield Holdings"), (iv) Brookfield Asset Management Private Institutional Capital Adviser (Canada) LP ("BAM Canada"), (v) Brascan Asset Management Holdings Limited ("Brascan"), (vi) Brookfield US Holdings Inc. ("US Holdings"), (vii) Brookfield US Corporation ("US Corp."), (viii) Brookfield REP GP Inc. ("BRGP"), (ix) Brookfield Retail Split LP ("Split LP"), (x) Brookfield Retail Holdings LLC ("Brookfield"), (xi) Brookfield Retail Holdings II LLC ("BRH II"), (xii) Brookfield Retail Holdings III LLC ("BRH III"), (xiii) Brookfield Retail Holdings IV-A LLC ("BRH IV-A"), (xiv) Brookfield Retail Holdings IV-B LLC ("BRH IV-B"), (xv) Brookfield Retail Holdings IV-C LLC ("BRH IV-C"), (xvi) Brookfield Retail Holdings IV-D LLC (BRH IV-D"), and (xvii) Brookfield Retail Holdings V LP, ("BHR-V" and collectively, the "Brookfield Reporting Persons") with the SEC on February 3, 2011, (the "Brookfield 13D/A"), these shares include 3,833,333 shares underlying a warrant that is currently exercisable. The Brookfield Reporting Persons may be deemed to constitute a "group" and as a group may be deemed to beneficially own all the respective shares. Brookfield, BRH II, BRH III, BRH IV-A, BRH IV-B, BRH IV-C, BRH IV-D, BRH V and Split LP share voting and investment power with respect to these shares. BAM Canada, Brookfield Holding, Trilon Bancorp, Brookfield, BRGP, US Holdings, US Corp. and Brascan may be deemed to share beneficial ownership with respect to these shares.

  According to the Brookfield 13D/A, the Northern Trust Company, acting in its capacity as custodian for the Future Fund Board of Guardians, Stable Investment Corporation ("Stable") and Best Investment Corporation ("Best"), and the parent corporation of

  Stable and Best, China Investment Corporation, may be deemed to constitute part of the "group" and to beneficially own and share voting and investment power with respect to these shares.

(2)
According to a Schedule 13D filed by (i) Pershing Square, (ii) PS Management, (iii) Pershing Square GP and (iv) William Ackman (collectively, the "Pershing Reporting Persons") with the SEC on November 19, 2010, these shares include 1,916,667 shares underlying a warrant that is currently exercisable. The Pershing Reporting Persons share voting and investment power with respect to these shares. However, Pershing Square GP only shares voting and investment power with respect to 1,921,843 shares and 1,701,076 shares underlying warrants.

The Pershing Reporting Persons entered into the Swaps for the benefit of the Pershing Square Funds. The Swaps constitute economic exposure to approximately 5,399,839 common shares of the Company. Under the terms of the Swaps (i) the applicable Pershing Square Fund will be obligated to pay to the counterparty any negative price performance of the notional number of common shares of the Company subject to the applicable Swap as of the expiration date of such Swap, plus interest at the rates set forth in the applicable contracts, and (ii) the counterparty will be obligated to pay to the applicable Pershing Square Fund any positive price performance of the notional number of common shares of the Company subject to the applicable Swap as of the expiration date of the Swaps. With regard to certain of the Swaps, any notional dividends on such notional common shares of the Company will be paid to the applicable Pershing Square Fund during the term of the Swap. With regard to the balance of the Swaps, any notional dividends on such notional common shares of the Company during the term of the Swaps will be paid to the applicable Pershing Square Fund at maturity. All balances will be cash settled at the expiration date of the Swaps. The Pershing Square Funds' third party counterparties for the Swaps include entities related to Citibank, Morgan Stanley, Société Générale and UBS.

  The Swaps do not give the Reporting Persons direct or indirect voting, investment or dispositive control over any securities of the Issuer and do not require the counterparty thereto to acquire, hold, vote or dispose of any securities of the Company. Accordingly, the Reporting Persons disclaim any beneficial ownership of any notional common shares of the Company that may be referenced in such contracts or common shares of the Company or other securities or financial instruments that may be held from time to time by any counterparty (or its affiliates) to the contracts.

(3)
According to a Schedule 13G filed by Horizon Kinetics LLC ("Horizon") with the SEC on January 26, 2012, Horizon is the parent holding company for Horizon Asset Management, LLC ("HAM") and Kinetics Asset Management, LLC ("KAM"). HAM and KAM are investment advisers under the Investment Advisers Act of 1940 and, as such, furnish investment advice to and manage various funds and separately managed accounts. HAM and KAM share voting and investment power with respect to these shares. HAM, KAM and various separately managed accounts own these shares, and there is no single beneficial owner of more than 5% of these shares. Horizon, HAM and KAM each disclaim beneficial ownership of all of these shares.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Compliance with Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership with the SEC. These reporting persons are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during 2011 all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% stockholders were in compliance with Section 16(a).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        No member of the compensation committee is or has been an officer or an employee of the Company. In addition, during 2011, none of the Company's executive officers served on the board of directors or compensation committee (or committee performing equivalent functions) of any other company that had one or more executive officers serving on the Board or the Company's compensation committee.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

Related Party Transactions Policy

        The Company has adopted a written policy relating to the approval of related party transactions. Under this policy, the audit committee annually reviews certain financial transactions, arrangements and relationships between the Company and any of the following related parties to determine whether any such transaction, arrangement or relationship is a related party transaction:

  •
  any director, director nominee or executive officer of the Company;

  •
  any beneficial owner of more than 5% of the Company's outstanding stock; and

  •
  any immediate family member of any of the foregoing.

        Audit committee review is required for any financial transaction, arrangement or relationship that:

  •
  involves or will involve, directly or indirectly, any related party identified above and is in an amount greater than $120,000;

  •
  would cast doubt on the independence of a director;

  •
  would present the appearance of a conflict of interest between the Company and the related party; or

  •
  is otherwise prohibited by law, rule or regulation.

        The audit committee reviews each such transaction, arrangement or relationship to determine whether a related party has, has had or expects to have a direct or indirect material interest. Following its review, the audit committee will take such action as it deems necessary and appropriate under the circumstances, including approving, disapproving, ratifying, cancelling or recommending to management how to proceed if it determines a related party has a direct or indirect material interest in a transaction, arrangement or relationship with the Company. Any member of the audit committee who is a related party with respect to a transaction under review is not permitted to participate in the discussions or evaluations of the transaction; however, the audit committee member will provide all material information concerning the transaction to the audit committee. The audit committee reports its action with respect to any related party transaction to the Board.

        The following are summaries of transactions entered into by the Company prior to, in connection with and after the Company's spin-off from General Growth Properties, Inc. ("GGP") in November 2010. Each of the transactions entered into by the Company prior to or in connection with the spin-off was reviewed and approved by GGP, the Company's then sole stockholder. Each of the transactions entered into by the Company after the spin-off was reviewed and approved by the Company's audit committee, with the exception of the sale of warrants to Messrs. Weinreb, Herlitz and Richardson. The sale of warrants to those individuals was approved initially by the compensation committee and then by the Board.

Transactions Prior to the Spin-Off

        The Company was spun-off from GGP in November 2010 in connection with GGP's emergence from bankruptcy. Prior to the spin-off, the Company did not conduct any business and did not have any significant assets or liabilities. Further, the Company did not have any executive officers upon completion of the spin-off. Three months prior to the spin-off in August 2010, GGP caused the Company to enter into a services agreement with Brookfield Advisors LP to provide the Company with, among other things, administrative services to facilitate the spin-off until full-time management could be identified and assume management responsibilities. The agreement had an initial term of six months. Under the agreement, the Company paid Brookfield Advisors a management fee of $500,000 per month.

        In September 2010, Brookfield Advisors subcontracted a portion of its obligations under the services agreement to TPMC Realty Corporation. David R. Weinreb, currently a director and the Chief Executive Officer of the Company, is the sole equity owner and chief executive officer of TPMC Realty Corporation. Grant Herlitz, currently the President of the Company, is the president and chief financial officer of TPMC Realty Corporation. The costs of subcontracting to TPMC Realty Corporation were borne by Brookfield Advisors.

        The Company terminated its services agreement with Brookfield Advisors effective as of January 31, 2011. Concurrently therewith, Brookfield Advisors terminated its subcontract agreement with TPMC Realty Corporation. The aggregate amount of fees owed to Brookfield under the terms of the agreement was $2.42 million, of which GGP paid $1.42 million and the Company paid $1.0 million. Approximately $374,601 was paid to TPMC Realty Corporation by Brookfield Advisors under the terms of the subcontract.

Transactions in Connection with the Spin-Off

        Pursuant to GGP's plan of reorganization, GGP entered into agreements with each of Brookfield, Fairholme Fund and Fairholme Focused Income Fund (collectively, "Fairholme") and Pershing Square pursuant to which these entities purchased an aggregate of $250 million of Company common stock at the effective time of the spin-off. At the effective time of the spin-off, the Company also entered into (a) warrant agreements, registration rights agreements and stockholders agreements with each of Brookfield, Fairholme and Pershing Square, (b) a registration rights agreement with M.B. Capital, and (c) a standstill agreement with Pershing Square. The key terms of each of these agreements is summarized below. See "Security Ownership of Management and Certain Beneficial Holders—Five Percent Holders" for the current beneficial ownership of Company common stock held by each of Brookfield, M.B. Capital and Pershing Square.

Warrant Agreements

        In November 2010, the Company issued warrants to purchase shares of Company common stock to Brookfield (3.8 million shares), Fairholme (1.9 million shares), Pershing Square (1.9 million shares) and certain other investors. The warrants have an initial exercise price of $50.00 per share and a term of seven years. The warrants issued to Brookfield and Pershing Square were immediately exercisable. The warrants issued to Fairholme are exercisable upon 90 days' prior written notice by Fairholme for the first six and one-half years and, thereafter, are exercisable without notice. The warrants issued to Fairholme and Pershing Square can only be exercised on a net share basis, which means that the exercise price for the warrants will not be paid in cash, but rather will be netted against the shares received upon exercise of the warrants, resulting in fewer shares being issued. Upon certain change in control events, the warrant holders have the right to require that the warrants be canceled in exchange for a cash payment determined using a Black-Scholes-based formula.

Registration Rights Agreements

        In November 2010, the Company entered into registration rights agreements with Brookfield, Fairholme, M.B. Capital, Pershing Square and certain other investors with respect to Company common stock held by such stockholders. The agreements with Brookfield, Fairholme and Pershing Square require the Company to maintain a shelf registration statement covering the shares held by each stockholder. Additionally, these stockholders may require the Company to:

  •
  register shares of Company common stock held by them having an estimated aggregate fair market value of at least $25 million;

  •
  undertake up to three underwritten offerings, but no more than one underwritten offering during any 12-month period; and

  •
  include shares of Company common stock held by them in any registration statement whenever the Company proposes to register shares of its common stock.

        The agreement with M.B. Capital requires the Company to maintain a shelf registration statement covering the shares held by M.B. Capital until November 2012. After that time, if any registrable securities remain outstanding, M.B. Capital may request that the Company file a new shelf registration statement. If the Company does not have an effective shelf registration statement, M.B. Capital may require the Company to:

  •
  register shares of Company common stock held by it having an estimated fair market value of at least $10 million (or the entire amount of registrable securities then held by it if less than $10 million), up to a maximum of five times and, for so long as the Company is not eligible to register securities on Form S-3, no more than once per year;

  •
  undertake up to two underwritten offerings; and

  •
  include shares of Company common stock held by it in any registration statement whenever the Company proposes to register shares of its common stock.

        The Company has agreed to pay all expenses, other than underwriting discounts and commissions, in connection with these registration rights agreements, including legal and accounting fees incurred by the Company, printing costs and the fees of one law firm for the selling stockholders (limited to $50,000 for a registration requested by M.B. Capital). Additionally, the Company has agreed to indemnify these stockholders against certain liabilities, including liabilities under the federal securities laws.

Stockholder Agreements

        In November 2010, the Company entered into agreements with each of Brookfield, Fairholme and Pershing Square. Under these agreements, subject to certain exceptions, if the Company makes a public or non-public offering of its common stock (or securities convertible or exchangeable into common stock), each of these stockholders has a right to acquire the securities for the same price and on the same terms up to the amount needed for it to maintain its aggregate proportionate common stock-equivalent interest in the Company on a fully diluted basis. This right will terminate for each of Brookfield, Fairholme and Pershing Square when it beneficially owns less than 5% of the Company's outstanding shares on a fully diluted basis (as defined in the agreements).

        Under the stockholder agreements, the Company has agreed to nominate and use its reasonable best efforts to elect to the Board certain director nominees designated by Pershing Square and Brookfield. Pershing Square has the right to nominate three directors so long as it beneficially owns at least a 17.5% fully diluted economic interest (as defined in the agreement) in the Company and two Board designees so long as it beneficially owns at least a 10% interest in the Company on a fully diluted basis. Brookfield has the right to nominate one director so long as it beneficially owns at least 10% of Company common stock on a fully diluted basis. Board members designated by Pershing Square and Brookfield are not required to be independent but are subject to reasonable eligibility criteria applied in good faith to other Board candidates by the nominating and corporate governance committee. Board committees are also required to have proportionate representation of Pershing Square and Brookfield designees, except special committees and as required by independence rules. Pershing Square's current Board designees are William Ackman, Gary Krow and Allen Model. David Arthur, Brookfield's designee, resigned from the Board effective October 12, 2011. Brookfield did not exercise its right to nominate a director for election at the Annual Meeting.

Standstill Agreement

        In November 2010, the Company entered into an agreement with Pershing Square to, among other things:

  •
  limit Pershing Square's economic interest in Company common stock to 40% of the Company's outstanding common stock and set forth required approvals for Pershing Square to increase its economic interest above the agreed upon limit;

  •
  require Pershing Square, with respect to any matter the Board has recommended our stockholders not approve, to vote any of its shares in excess of 30% of the Company's common stock against such matter or in proportion to other stockholders;

  •
  set forth required Board and stockholder approvals for certain change in control transactions and related party transactions involving Pershing Square; and

  •
  restrict certain transfers of Company common stock by Pershing Square.

        Additionally, the terms of the agreement ensure that Pershing Square does not take any action inconsistent with its support for the following corporate governance principles:

  •
  the Board will have nine members, unless otherwise approved by 75% of the Board members;

  •
  a majority of the directors on the Board will be independent; and

  •
  a majority of the members of the nominating and corporate governance committee will be disinterested directors (as defined in the agreement).

        Further, in connection with the election of directors, Pershing Square may vote all of its shares in its sole discretion with respect to its designees and, with respect to other director nominees, may vote 10% of the Company's outstanding common stock in its sole discretion, but must vote the remainder of its shares in proportion to the votes cast by the Company's other stockholders.

 Transactions After the Spin-Off

Warrant Agreements

        In November 2010, the Company sold warrants to acquire shares of Company common stock to Mr. Weinreb and Mr. Herlitz in connection with their joining the Company as executive officers. Mr. Weinreb purchased a warrant to acquire 2,367,985 shares for $15.0 million. Mr. Herlitz purchased a warrant to acquire 315,731 shares for $2.0 million. The warrants have an exercise price of $42.23 per share and expire in November 2017.

        In February 2011, the Company entered into a warrant purchase agreement with Mr. Richardson, in connection with his joining the Company as Chief Financial Officer. Pursuant to the purchase agreement, Mr. Richardson purchased a warrant to acquire 178,971 shares of Company common stock for $2.0 million. Mr. Richardson purchased the warrant in March 2011. The warrant has an exercise price of $54.50 per share and expires in February 2018.

        The warrant purchase prices were paid in cash and determined by the Board, with the assistance of an outside advisor, to equal the fair value of the warrants on the issue date. The warrants became fully vested at the time of purchase, but do not become exercisable until the sixth anniversary of the date of purchase, subject to limited exceptions. Under the warrant agreements, the Company agreed to file a shelf registration statement registering the shares of Company common stock underlying the warrants.

Transition Agreement and Related Matters

        In January 2011, the Company entered into a transition agreement with TPMC Realty Corporation. Mr. Weinreb is the sole equity owner and chief executive officer of TPMC Realty Corporation. Mr. Herlitz is the president of TPMC Realty Corporation. The agreement contemplates, among other things, transactions that will facilitate the continuity of Company management.

        Additionally, Mr. Weinreb's employment agreement provides for reimbursement of all out-of-pocket expenses incurred by TPMC Realty Corporation through November 9, 2010 in connection with the role of TPMC Realty Corporation as an advisor to the Company prior to the completion of the Company's spin-off. The aggregate amount paid to TPMC Realty Corporation by the Company under this agreement in August 2011 was $934,052.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        The Company's bylaws provide that the number of directors will be determined by the Board from time to time. Currently, the Board consists of ten directors. Each of the Company's directors stands for election each year at the Annual Meeting.

        Each director nominee identified below is an incumbent director whose nomination to serve on the Board was recommended by the nominating and corporate governance committee and approved by the Board. The director nominees, if elected, will serve until the 2013 annual meeting of stockholders or until their earlier resignation or removal. Each of the director nominees has indicated a willingness to serve as a director if elected.

        In connection with the Company's spin-off from GGP in November 2010, Pershing Square and Brookfield purchased shares of Company common stock for an aggregate price of $178.5 million. In connection with these purchases, the Company agreed to nominate and use its reasonable best efforts to elect to the Board certain director nominees designated by Pershing Square and Brookfield. Based on their current ownership of Company common stock, Pershing Square has the right to designate three director nominees and Brookfield has the right to designate one director nominee. The director nominees designated by Pershing Square are William Ackman, Gary Krow and Allen Model. David Arthur, the Brookfield nominee for 2011, resigned as a director effective October 12, 2011. Brookfield did not exercise its right to nominate a director for election at this Annual Meeting.

        Burton M. Tansky and Mary Ann Tighe were appointed as directors by the unanimous vote of the Board on October 12, 2011.

        As reflected in the section above captioned "Matters Related to Corporate Governance, Board Structure, Director Compensation and Stock Ownership," the primary qualities and characteristics nominees to the Board should possess are management and leadership experience; knowledge relevant to the business of the Company and diversity of background and experience; and personal and professional ethics, integrity and professionalism. All ten of the nominees possess these attributes. The specific experiences, qualifications, attributes and skills of each individual which lead to his or her nomination are included in the individual discussions below.

        The directors will be elected by the affirmative vote of a majority of votes cast "for" or "against" the election of that nominee.

        William A. Ackman, age 45, has served as Chairman of the Board since November 2010. Mr. Ackman is the founder and chief executive officer of Pershing Square Capital Management, L.P., a registered investment adviser founded in 2003. Pershing Square is a concentrated research-intensive, fundamental value investor in publicly traded companies. Mr. Ackman also has served as a director of J.C. Penney Company, Inc. since February 2011 and as a director of Justice Holdings Limited since April 2011. From June 2009 to March 2010, Mr. Ackman served as a director of GGP. Mr. Ackman's management experience, his prior service on boards of directors of public companies and his investments in real estate-related public and private companies give him valuable insight that can be applied to the Company and benefit the Board. Mr. Ackman is a director nominee designated by Pershing Square pursuant to the terms of the stockholder agreement between the Company and Pershing Square.

        Adam Flatto, age 49, has served as a director since November 2010. Mr. Flatto is president of The Georgetown Company, a privately-held real estate investment and development company based in New York City. Mr. Flatto has been with The Georgetown Company since 1990 and during that time has been involved with the development, acquisition and ownership of over 15 million square feet of commercial and residential real estate projects throughout the United States. These projects have included a wide array of projects ranging from large-scale office buildings, movie studios, retail shopping malls and arenas to hotels, apartment buildings, mixed-use master planned communities and others. Mr. Flatto's extensive real estate development and management experience provide the Board with key insight into operations and strategic planning matters.

        Jeffrey Furber, age 53, has served as a director since November 2010. Mr. Furber is the chief executive officer of AEW Capital Management, L.P. ("AEW") and chairman of AEW Europe. Mr. Furber joined AEW in 1997. AEW provides real estate investment management services to investors worldwide. Mr. Furber has oversight responsibility for all of AEW's operating business units in the United States, Europe and Asia and chairs AEW's Management Committee. Mr. Furber is also a member of AEW's Investment Committees and Investment Policy Groups in North America, Europe and Asia. Since April 15, 2011, Mr. Furber has served as a director and as a member of the compensation and nominating and corporate governance committees of Stag Industrial, Inc. Prior to 1997, Mr. Furber served as managing director of Winthrop Financial Associates, a subsidiary of Apollo Advisors, and as president of Winthrop Management. Mr. Furber has extensive experience overseeing financial investments in the real estate industry and has held leadership roles within his firm and industry groups alike. His investment and management experience enable him to provide the Board with key insight into real estate matters.

        Gary Krow, age 57, has served as a director since November 2010. Mr. Krow was the president, chief executive officer and a director of GiftCertificates.com, a leading e-commerce provider of business-to-business incentive management solutions, from July 2008 until its sale in 2010. Mr. Krow was a consultant for Light Year Capital, a diversified private equity company, from January 2008 to June 2008. From 1999 to May 2007, Mr. Krow served as president of Comdata Corporation, a global electronic issuer and processor of payments. Mr. Krow joined Comdata in 1990. Mr. Krow currently serves as a director of Cadec Global, Inc., a private advanced mobile-technology services company. Mr. Krow has served on the boards of directors of National Association of Travel Centers Foundation, TIMM Communications, Inc. and the American Heart Association in Davidson County, Tennessee. Mr. Krow's extensive e-commerce and technology operations experience allows him to provide the Board with insight into the efficient transfer of data and the development of systems necessary to operate in a technologically advanced economy. Mr. Krow is a director nominee designated by Pershing Square pursuant to terms of the stockholder agreement between the Company and Pershing Square.

        Allen Model, age 66, has served as a director since November 2010. Mr. Model is the co-founder of Overseas Strategic Consulting, Ltd. ("OSC") and served as treasurer and managing director of OSC from 1992 until his retirement from those positions in November 2010, at which time he continued to hold a passive interest in OSC and the title of "Founder Emeritus." OSC is an international consulting firm that provides public information services to clients worldwide, including the United States Agency for International Development, The World Bank, The Asian Development Bank and host governments. Since 1988, Mr. Model has also been a private investor for Model Entities, which manages personal and family portfolios. Mr. Model currently serves as a director of two privately-held companies: Anchor Health Properties, a real estate partnership that develops medically related properties, since 1990; and NetBoss Technologies, Inc., a company that provides software management tools for telecommunications companies. Mr. Model served as a director of Sinewave Energy Technologies, a company that produced energy saving devices in lighting space from 1994 until 2011. Mr. Model served as a director of three publicly-traded companies: Blue Ridge Real Estate Company, a land development company, from 1975 to 2002; Big Boulder Corp., a land development company linked to Blue Ridge, from 1975 to 2002; and MetroWest Bank, from 1990 to 2001. Mr. Model's consulting and investment experience as well as his service on boards of directors of both public and private companies provide him with knowledge in corporate strategy and investment expertise that will benefit the Board. Mr. Model is a director nominee designated by Pershing Square pursuant to the terms of the stockholder agreement between the Company and Pershing Square.

        R. Scot Sellers, age 55, has served as a director since November 2010. Mr. Sellers has served as chief executive officer of Archstone, one of the world's largest apartment companies, since January 1997, and prior to that was Archstone's chief investment officer since 1995. Under his leadership, Archstone moved from being a mid-sized owner of apartments in secondary and tertiary cities (San Antonio and El Paso), to becoming the largest publicly traded owner of urban high rise apartments in the nation's premier cities (Manhattan, Washington, D.C. and others). During his 31-plus year career in the apartment business, Mr. Sellers' has been responsible for the development, acquisition and operation of over $40 billion of apartment communities in over 50 different cities across the United States. Mr. Sellers is a member of the Executive Committee of the National Multi-Housing Council and served as the chairman of the National Association of Real Estate Investment Trusts from November 2005 to November 2006. Mr. Sellers' extensive experience in the real estate industry, which coincided with the broad growth of Archstone, and his service on industry committees provide him with insight into operations, development and growth of the real estate industry and make him particularly suited to provide guidance to the Board.

        Steven Shepsman, age 59, has served as a director since November 2010. Mr. Shepsman is an executive managing director and founder of New World Realty Advisors, a real estate investment and advisory firm specializing in real estate restructurings, development and finance. Mr. Shepsman has been with New World Realty Advisors since 2009. Mr. Shepsman served as chair of the Official Committee of Equity Holders in the Chapter 11 proceedings of General Growth Properties, Inc. As a principal in a real estate fund, Mr. Shepsman has oversight responsibility for the fund's due diligence and acquisition of investment platforms, and with subsequent asset acquisitions, financings and dispositions. Earlier in his career, Mr. Shepsman, a certified public accountant, was a managing partner of Kenneth Leventhal and Company and of Ernst & Young's Real Estate Practice. Mr. Shepsman was formerly a member of the Real Estate Committee of the American Institute of Certified Public Accountants and was the chair of the Real Estate Committee of the New York State Society of Certified Public Accountants. Mr. Shepsman is a member and the former chair of the Dean's Advisory Council for the School of Management at the University of Buffalo. Mr. Shepsman's extensive professional accounting and financial expertise, including in the real estate industry, allow him to provide key contributions to the Board on financial, accounting, corporate governance and strategic matters.

        David R. Weinreb, age 47, has served as a director and Chief Executive Officer of the Company since November 22, 2010. Mr. Weinreb has served as the chairman and chief executive officer of TPMC Realty Corporation, a real estate investment firm, since 1993. Mr. Weinreb served as director of operations of Thornton Partners Management Company from 1987 to 1990 and as its executive vice president and chief operations officer from 1990 to 1993. From 1986 to 1987, he was project manager for the MacDonald and Masi Company. From 1984 to 1986, he worked as a broker with Murray Financial. Mr. Weinreb serves on the Advisory Council for the Lusk Center for Real Estate at the University of Southern California. Mr. Weinreb's experience with the Company's spin-off and familiarity with the Company's assets gives him in-depth knowledge of the Company's business and an understanding of operational and strategic matters impacting the Company.

        Burton M. Tansky, age 74, has served as a director of the Company since October 2011. Mr. Tansky has worked in the retail industry for over fifty years. Currently, he is the non-executive Chairman of the Board of Directors for Neiman Marcus Group, Inc. and also serves on the Board of Directors of Donald Pliner Shoes, a privately held company. Previously, Mr. Tansky served six years on the Board of Directors and the Compensation Committee of International Flavors and Fragrance, a public company. Mr. Tansky was the CEO of Neiman Marcus Group from 2004 to 2010, CEO of Neiman Marcus Stores from 1994 to 2007, CEO of Bergdorf Goodman from 1990 to 1994 and the President and COO of SAKS Fifth Avenue from 1980 to 1990.

        Mary Ann Tighe, age 63, has served as a director of the Company since October 2011. Ms. Tighe has been the CEO of CBRE's New York Tri-State Region since 2002, a region consisting of 2,125 employees. In January 2010, Ms. Tighe was named Chairman of the Real Estate Board of New York, the first woman to hold this position in REBNY's 114-year history and the first broker in 30 years. Ms. Tighe began her real estate career as a broker at the Edward S. Gordon Company, ultimately rising to the position of Vice Chairman of Insignia/ESG, where she was regularly recognized among the firm's top producers. Prior to entering the real estate field, Ms. Tighe served as a Vice President of the American Broadcasting Companies, where she launched the A&E cable channel. Ms. Tighe is formerly the Deputy Chairman of the National Endowment for the Arts, Arts Advisor to Vice President Walter Mondale, and a staff member of the Smithsonian Institution. Ms. Tighe's extensive experience with commercial real estate transactions enables her to provide the Board with key insight into real estate matters.

The Board recommends a vote FOR each of the ten director nominees listed above.

 PROPOSAL NO. 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION

        In 2011, 63.08% of the votes cast in our stockholder advisory vote on the frequency of advisory votes on executive compensation (the "Say-on-Frequency Proposal") voted that the Company should submit advisory votes on executive compensation every third year. The Board evaluated the voting on the Say-on-Frequency Proposal and determined that the Company should submit advisory votes on executive compensation to its stockholders every year because it wants to be responsive to the large minority of stockholders who did not vote for a frequency of three years.

        The Company believes that its compensation policies and procedures are centered on a pay-for-performance culture and are strongly aligned with the long-term interests of its stockholders. This advisory stockholder vote, commonly known as "say-on-pay," gives you, as a stockholder, the opportunity to endorse or not endorse the Company's executive compensation program by voting for or against this proposal.

        The vote on this proposal is not intended to address any specific element of compensation. The vote relates to the compensation of the Company's named executive officers, as described under the heading "Compensation Discussion and Analysis" in this proxy statement disclosed pursuant to the compensation disclosure rules of the SEC.

        The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve this proposal endorsing the Company's executive compensation program.

The Board recommends a vote FOR Proposal No. 2.

PROPOSAL NO. 3
TO APPROVE THE HOWARD HUGHES CORPORATION
AMENDED AND RESTATED 2010 INCENTIVE PLAN

GENERAL OVERVIEW OF THE INCENTIVE PLAN

        The Howard Hughes 2010 Equity Incentive Plan (the "Incentive Plan") was approved by the Company's sole stockholder prior to the Company's spin-off in November 2010. The Incentive Plan affords the compensation committee the ability to design compensatory awards that are responsive to the Company's needs, and includes authorization for a variety of awards designed to advance our interests and long-term success by encouraging stock ownership among our directors, officers, employees and consultants.

        The Incentive Plan currently authorizes the issuance of up to 3,698,050 shares of our common stock, of which 3,648,602 were available for issuance under the plan as of April 16, 2012. As of April 16, 2012, there were 42,553 restricted shares outstanding and options to purchase 728,940 shares outstanding. The outstanding options have a weighted-average exercise price of $57.89 and a weighted-average remaining life of 9 years. On April 16, 2012, the closing market price of a share of our common stock was $63.10.

PROPOSED AMENDMENT AND RESTATEMENT OF THE INCENTIVE PLAN

        On April 11, 2012, the Board approved The Howard Hughes Corporation Amended and Restated 2010 Incentive Plan (the "Amended and Restated Incentive Plan") which, subject to stockholder approval at the Annual Meeting, amends and restates the Incentive Plan.

        The purpose of this amendment and restatement is to ensure our ability to grant equity and cash awards that qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and therefore are not subject to the income tax deduction limitations imposed on the Company by Section 162(m) of the Code for awards granted to the CEO and certain other executive officers. We were not previously subject to Section 162(m) of the Code as a result of transition relief afforded to us under Section 162(m).

        In this regard, the Amended and Restated Incentive Plan (a) provides us with the ability to grant both cash and equity awards that qualify as "performance-based compensation" under Section 162(m) of the Code, (b) sets the maximum amount of cash awards to any participant in any year at $10,000,000, and (c) sets the maximum number of shares with respect to awards denominated in shares that may be granted to any participant in any year to 200,000. The Amended and Restated Incentive Plan does not otherwise materially modify the terms of the originally approved Incentive Plan.

        The Board has determined that the Amended and Restated Incentive Plan is advisable and in the best interests of the Company and our stockholders, and has submitted it for approval by our stockholders at the Annual Meeting. For awards to satisfy the requirements of the performance-based compensation exclusion under Section 162(m) of the Code, the material terms of the Amended and Restated Incentive Plan must be approved by our stockholders. Subject to the approval of our stockholders at the Annual Meeting, the Amended and Restated Incentive Plan will become effective as of April 11, 2012.

        The complete text of Amended and Restated Incentive Plan is set forth in the attached Annex A, with deletions indicated by strike-outs and additions indicated by underlining. This summary is qualified in its entirety by the full text of the Amended and Restated Incentive Plan, which we urge you to read carefully.

 SUMMARY OF THE AMENDED AND RESTATED INCENTIVE PLAN

Administration

        The Amended and Restated Incentive Plan will be administered by the compensation committee. The authority of the compensation committee includes, among other things, selecting award recipients, establishing award terms and conditions, granting awards, construing any ambiguous provision of the Amended and Restated Incentive Plan or in any award agreement, and adopting modifications and amendments to the Amended and Restated Incentive Plan or any award agreement, subject to the terms of the Amended and Restated Incentive Plan.

        The compensation committee may, subject to applicable law, delegate to one or more of its members or one or more executive officers of the Company such administrative duties or powers as it may deem advisable.

Awards

        The Amended and Restated Incentive Plan provides for grants of both equity and cash awards, including stock options, stock appreciation rights, restricted stock, and other stock-based awards, each of which may be designated to qualify as performance-based compensation under Section 162(m) of the Code. The principal terms and features of the various forms of awards are set forth below:

        Stock Options.    Stock options entitle the participant to purchase shares of our common stock at a price not less than the market value per share on the grant date. Stock options may be incentive stock options intended to qualify under Section 422 of the Code or non-qualified stock options. Each grant will specify whether the exercise price is payable in cash or by check, by a cashless broker-assisted exercise, by the transfer to the Company of shares of our common stock owned by the participant, by the Company withholding shares of our common stock otherwise deliverable to the participant upon the exercise of the stock option, by a combination of these payment methods, or by any other method that the compensation committee may approve.

        Each grant will specify the periods of continuous service by the participant with the Company necessary before the stock options become exercisable. Stock option grants may specify performance goals that must be achieved as a condition to exercise. No stock option will be exercisable more than 10 years after the grant date.

        Stock Appreciation Rights.    A stock appreciation right is a right to receive from the Company an amount up to the spread between a base price (which may not be less than the market value per share of our common stock on the grant date) and the market value of the shares of our common stock on the exercise date. The amount payable by the Company upon the exercise of a stock appreciation right may be paid in cash, shares of our common stock, other property or any combination thereof. Any grant of stock appreciation rights may specify that the amount payable on exercise may not exceed a maximum specified by the compensation committee.

        Appreciation rights can be tandem (i.e., granted with stock options to provide an alternative to the exercise of the option rights) or freestanding. Tandem appreciation rights may only be exercised at a time when the related option right is exercisable and the spread is positive, and require that the related stock option be surrendered for cancellation.

        Each grant will specify the periods of continuous service by the participant with the Company that are necessary before the stock appreciation rights become exercisable. Any grant may also specify management objectives that must be achieved as a condition to exercise, waiting periods before exercise and permissible exercise dates or periods. No stock appreciation right will be exercisable more than 10 years after the grant date.

        Restricted Stock.    A grant of restricted stock constitutes an immediate transfer to the participant of the ownership of shares of our common stock in consideration for the performance of services. Restricted stock entitles the holder to voting and dividend rights. However, these rights will be subject to any restrictions and conditions, such as the achievement of performance objectives, during the restriction period as determined by the compensation committee.

        Each grant will provide that the restricted stock will be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board on the grant date. Each grant will provide that so long as the award is subject to a substantial risk of forfeiture, the transferability of the restricted stock will be prohibited or restricted in the manner and to the extent prescribed by the compensation committee on the grant date.

        Grants of restricted stock may require that any or all dividends or other distributions paid during the period of the restrictions be automatically deferred and reinvested in additional shares of restricted stock or paid in cash, which may be subject to the same restrictions as the underlying award. Dividends or other distributions on restricted stock subject to management objectives will be deferred and paid in cash upon the achievement of the management objectives and the lapse of all restrictions.

        Other Stock-Based Awards.    The compensation committee may, subject to limitations under applicable law, grant to any participant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of our common stock. These awards may include restricted stock units and other phantom awards.

Eligibility

        Subject to the terms of the Amended and Restated Incentive Plan, the compensation committee may grant awards to any of our employees, directors or any person who provides services to us, but incentive stock options may be granted only to our employees. Currently, approximately 830 persons would be eligible to receive awards under the Amended and Restated Incentive Plan.

Shares Available for Grants

        Currently, 3,698,050 shares of our common stock are authorized under the Amended and Restated Incentive Plan, subject to adjustment as provided therein. These shares may be shares of original issuance or treasury shares or a combination of the foregoing. Shares of our common stock issued under any plan assumed by the Company in any corporate transaction will not count against this share limit.

        If any award expires, is forfeited, cancelled or otherwise terminated without the issuance of shares of our common stock, or is otherwise settled for cash, the shares subject to that award, to the extent of the forfeiture, cancellation, expiration, termination or settlement for cash, will again be available for granting of awards under the Amended and Restated Incentive Plan.

Award Limits

        Awards under the Amended and Restated Incentive Plan are subject to the following limitations, subject to adjustment as provided therein:

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  the aggregate fair market value of shares of our common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year shall not exceed $100,000;

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  in no event will any participant in any calendar year receive awards denominated in shares of our common stock in excess of 200,000 shares in the aggregate; and

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  in no event will any participant in any calendar year receive awards denominated in cash having an aggregate maximum value in excess of $10,000,000.

Performance Measures

        The compensation committee is permitted to design any award so that it qualifies as performance-based compensation under Section 162(m) of the Code, and is therefore not subject to the income tax deduction limitations imposed on the Company by Section 162(m) of the Code for awards granted to the CEO and certain other executive officers.

        For performance-based awards under the Plan, the compensation committee will specify the performance objectives that, depending on the extent to which they are met, will determine the amount of the award that will be earned by a participant. The compensation committee also will specify the time period or periods during which the performance objectives must be met. The performance objectives and periods need not be the same for each participant or for each award. The compensation committee may use performance objectives based on the following business criteria, either individually, alternatively, or in any combination: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on shareholders' equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; (xviii) return on assets; (xix) store openings or refurbishment plans; (xx) staff training; and (xxi) corporate social responsibility policy implementation.

        The performance objectives may, as determined by the compensation committee, be used to measure performance of the Company or any subsidiary or affiliate as a whole, any business unit thereof, or any combination thereof against any goal including past performance, or may be compared to performance of a group of comparable companies or a published or special index.

        The compensation committee generally does not have the authority to increase the amount of the award payable to an executive officer who is subject to Section 162(m) upon attainment of a performance goal, but the compensation committee may, in its discretion, reduce or eliminate the amount payable to any participant. The compensation committee does retain the discretion to adjust the performance goals upon certain extraordinary corporate events.

Amendment and Termination

        The compensation committee may at any time amend, alter, suspend, discontinue or terminate the Amended and Restated Incentive Plan, in whole or in part, or any award granted thereunder. However, except as necessary to comply with applicable law, no amendment may impair the rights of any participant with respect to an outstanding award without his or her consent.

        In addition, except in connection with certain corporate transactions or a change of control, the compensation committee may not alter the Amended and Restated Incentive Plan without stockholder approval if (i) the approval is necessary to comply with applicable law, (ii) the action increases the shares of our common stock available for issuance, (iii) the action materially increases certain benefits under the Amended and Restated Incentive Plan or changes its eligibility requirements or (iv) the action reduces the exercise price of outstanding stock options or base price of outstanding stock appreciation rights, or cancels outstanding stock options or stock appreciation rights in exchange for other awards or stock options or stock appreciation rights with an exercise price or base price, as applicable, that is less than the exercise price of the original stock options or base price of the original stock appreciation rights, as applicable.

        No grant will be made under the Amended and Restated Incentive Plan after November 8, 2020, but all grants made on or prior to that date (or the earlier termination thereof) will continue in effect subject to the terms of the applicable award agreement and the Amended and Restated Incentive Plan.

Adjustments

        In the event of any corporate transaction or event involving the Company or any of its affiliates, including a merger, consolidation, reorganization, recapitalization, spin-off, combination of shares, stock dividend, stock split, or similar corporate event or transaction, the compensation committee shall, to prevent dilution or enlargement of participants' rights under the Amended and Restated Incentive Plan, substitute or adjust: (i) the number and kind of shares or other property that may be issued under the Amended and Restated Incentive Plan or under particular forms of awards, (ii) the number and kind of shares or other property subject to outstanding awards, (iii) the exercise price, grant price or purchase price applicable to outstanding awards, (iv) any annual award limits, and/or (v) other value determinations applicable to the Amended and Restated Incentive Plan or outstanding awards.

Change of Control

        Upon the occurrence of a "change of control" (as defined in the Amended and Restated Incentive Plan), the compensation committee, unless otherwise stated in an award agreement, shall make one or more of the following adjustments to the terms and conditions of outstanding awards:

          (i)  continuation or assumption of such outstanding awards by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent;

         (ii)  substitution by the surviving company or corporation or its parent of awards with substantially the same terms for such outstanding awards;

        (iii)  accelerated exercisability, vesting and/or lapse of restrictions under outstanding awards immediately prior to the occurrence of such event;

        (iv)  upon written notice, provide that any outstanding awards must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event, or such other period as determined by the compensation committee (contingent upon the consummation of the event), and at the end of such period, such awards shall terminate to the extent not so exercised within the relevant period; and

         (v)  cancellation of all or any portion of outstanding awards settled in shares of our common stock for fair value (as determined in the sole discretion of the compensation committee and which may be zero) which, in the case of options and stock appreciation rights or similar awards, if the compensation committee so determines, may equal the excess, if any, of the value of the consideration to be paid in the change of control transaction to holders of the same number of shares of Company common stock subject to such awards (or, if no such consideration is paid, fair market value of the shares of Company common stock subject to such outstanding awards or portion thereof being canceled) over the aggregate option price or grant price, as applicable, with respect to such awards or portion thereof being canceled (which may be zero).

U. S. Federal Income Tax Consequences

        The following is a brief summary of some of the U.S. federal income tax consequences of certain transactions under the Amended and Restated Incentive Plan based on U.S. federal income tax laws in effect on January 1, 2012. This summary is not intended to be complete and does not describe state or local tax consequences.

 Tax Consequences to Participants

        Incentive Stock Options.    No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. The exercise of an incentive stock option, however, may result in alternative minimum tax liability. If shares of our common stock are issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the exercise price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

        If shares of our common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess, if any, of the market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the exercise price. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

        Non-Qualified Stock Options.    In general,

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  no income will be recognized by an optionee at the time a non-qualified option right is granted;

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  at the time of exercise, ordinary income will be recognized in an amount equal to the difference between the exercise price and the market value of the shares, if unrestricted, on the date of exercise; and

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  at the time of sale of shares acquired pursuant to the exercise of a non-qualified option right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

        Stock Appreciation Rights.    No income will be recognized by a participant in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the market value of any unrestricted shares of our common stock received on the exercise.

        Restricted Stock.    The recipient of restricted stock generally will be subject to tax at ordinary income rates on the market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code, referred to as "Restrictions." However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of grant of the shares will have taxable ordinary income on the date of grant of the shares equal to the excess of the market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

Tax Consequences to the Company

        To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an

"excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Plan Benefits

        Because benefits under the Amended and Restated Incentive Plan depend upon the compensation committee actions, and the market value of the shares of our common stock in the future and/or the future performance of the Company, it is not possible to determine the value of benefits that will be received by participants in the Amended and Restated Incentive Plan with respect to any awards made in the future. Benefits under the Incentive Plan, however, will be subject in any event to the limits described under "—Award Limits" above.

The Board Recommends a vote FOR Proposal No. 3.

PROPOSAL NO. 4
TO RATIFY THE COMPANY'S SECTION 382 RIGHTS AGREEMENT TO PROTECT
AGAINST A POSSIBLE LIMITATION ON THE COMPANY'S ABILITY TO USE
CERTAIN TAX ASSETS TO OFFSET FUTURE INCOME

        Our Board is asking stockholders to ratify the Section 382 Rights Agreement dated as of February 27, 2012 (the "Rights Agreement"), between the Company and Computershare Trust Company, N.A. (the "Rights Agent") that the Board unanimously approved on February 24, 2012. The Rights Agreement was implemented on February 27, 2012, but will expire if the stockholders fail to ratify the Rights Agreement at the Annual Meeting. The Rights Agreement is intended to work in tandem with the restrictions related to the acquisition of 4.99% of more of the Company's common stock that are currently set forth in the Company's Amended and Restated Certificate of Incorporation.

Background and Reasons for Proposal

        The Board adopted the Rights Agreement in an effort to preserve stockholder value by attempting to protect against a possible limitation on our ability to use our net operating loss carry-forwards and other tax attributes (the "Tax Assets") to reduce potential future federal income tax obligations. The Company received the Tax Assets in connection with the spin-off from GGP. The Tax Assets could be a substantial asset to the Company.

        At December 31, 2011, our Tax Assets had a maximum potential pre-tax benefit of approximately $707,200,000 which, if fully utilized, could provide up to approximately $247,900,000 in tax savings assuming a 35% tax rate. The Tax Assets may be used to offset federal and state income taxes. The Tax Assets expire on various dates beginning in 2023.

        The Board adopted the Rights Agreement to protect against further limitations on our ability to use the Tax Assets to reduce our future taxable income. The benefit of the Tax Assets could be significantly reduced if the Company were to experience any "ownership change" as defined in Section 382 of the Code. If that were to happen, the use of the Tax Assets to offset our taxable income subsequent to the "ownership change" could be materially limited. The annual limit on the amount of Tax Assets that may be used to offset our taxable income is obtained by multiplying (1) the aggregate value of our outstanding equity immediately prior to the "ownership change" (reduced by certain capital contributions made during the immediately preceding two years and certain other items) by (2) the federal long-term tax-exempt interest rate in effect for the month of the "ownership change." In calculating this annual limit, numerous special rules and limitations apply. The calculation is also based on variables such as the future aggregate value of our outstanding common stock and the federal long-term tax exempt interest rate, which we are unable to control.

        Calculating whether an "ownership change" has occurred is subject to uncertainty. This uncertainty results from the complexity and ambiguity of Section 382 of the Code, as well as limitations on the knowledge that any publicly traded company can have about the ownership of and transactions in its securities. We have analyzed the information available, along with various scenarios of possible future changes on ownership. In light of this analysis, our current stock price and daily trading volume, we believe that, if no action is taken, it is possible that we could undergo a subsequent "ownership change" under Section 382 of the Code, which would substantially reduce our ability to utilize the Tax Assets.

        If the Company were to have taxable income in excess of the Tax Assets utilization limitations following a Section 382 "ownership change," we would not be able to offset excess taxable income with the Tax Assets. Although any loss carryforwards not used as a result of any Section 382 limitation would remain available to offset income in future years (again, subject to the Section 382 limitation), an "ownership change" could significantly defer the utilization of the Tax Assets and/or cause some of the Tax Assets to expire unused. It is impossible to predict with any accuracy the potential additional annual limitation on the amount of our taxable income that could be offset by the Tax Assets were an "ownership change" to occur, but the limitation could be material.

        The amount and timing of our future taxable income, if any, cannot be accurately predicted, and we cannot estimate the exact amount of Tax Assets that can ultimately be used to reduce our income tax liability. Although we are unable to quantify an exact value, we believe the Tax Assets are a valuable asset, and the Board believes that is in the stockholders' best interests to attempt to deter the imposition of additional limitations on their use by adopting the Rights Agreement.

Section 382 Ownership Calculation

        The benefit of our Tax Assets would be significantly reduced if we were to experience an "ownership change" as defined in Section 382 of the Code. To determine whether an "ownership change" has occurred, the Company must compare the percentage of shares owned by each 5.0% stockholder immediately after the close of the testing date to the lowest percentage of shares owned by such 5.0% stockholder at any time during the testing period (which is generally a three-year rolling period). The amount of the increase in the percentage of Company shares owned by each 5.0% stockholder whose share ownership percentage has increased is added together with increases in share ownership of other 5.0% stockholders, and an "ownership change" occurs if the aggregate increase in ownership by all such 5.0% stockholders exceeds 50%.

        For example, if a single investor acquired 50.1% of our shares in a three-year period, an "ownership change" would occur. Similarly, if ten persons, none of whom owned our shares, each acquired slightly over 5.0% of our shares within a three-year period (so that such persons owned, in the aggregate more than 50%), an "ownership change" would occur.

Description of Rights Agreement

        The Rights Agreement is intended to protect stockholder value by reducing the risk of a Section 382 ownership change, thereby preserving our ability to use the Tax Assets. Although the Rights Agreement is intended to reduce the likelihood of an "ownership change" that could adversely affect us, we cannot assure that it would prevent all transfers that could result in such an "ownership change."

        The Rights Agreement is intended to act as a deterrent to any person or group (an "Acquiring Person") acquiring 4.99% or more of our outstanding common stock without the approval of the Board. The Rights Agreement exempts future acquisitions of warrants and common stock by Pershing, Brookfield and Fairholme pursuant to their existing warrant agreements and stockholder agreements. Any rights held by an Acquiring Person are void and may not be exercised. The Board may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Rights Agreement.

        The Rights Agreement and the rights expire on March 14, 2015, unless the rights and the Rights Agreement expire earlier as provided in the Rights Agreement (see "Description of Rights Agreement—Expiration"). As we describe below, if the Board determines that the Rights Agreement is no longer necessary for the protection of the Tax Assets, the Rights Agreement would expire.

        The following description of the Rights Agreement is qualified in its entirety by reference to the text of the Rights Agreement, which is attached as Annex B. We urge you to read carefully the Rights Agreement in its entirety as the discussion below is only a summary.

        The Rights.    As part of the Rights Agreement, the Board authorized the issuance of one right per each outstanding share of our common stock payable to our stockholders of record as of March 14, 2012. Subject to the terms, provisions and conditions of the Rights Agreement, each right initially represents the right to purchase from us one one-hundredth of a share of our Series A Junior

Participating Preferred Stock for a purchase price of $275.00 (the "Purchase Price"). If issued, each fractional share of preferred stock would give a stockholder approximately the same dividend, voting and liquidation rights as does one share of our common stock. Prior to exercise, a right does not give its holder any rights as a stockholder.

        Flip-in Event.    After the Distribution Date, if a person or group is or becomes an Acquiring Person, all holders of rights (except for the Acquiring Person) may exercise their rights upon payment of the purchase price to purchase a number of shares of common stock (or other securities or assets as determined by our Board) with a market value of two times the purchase price.

        Flip-over Event.    After the Distribution Date, if a flip-in event has already occurred and we are acquired in a merger or similar transaction, all holders of rights (except for the Acquiring Person) may exercise their rights upon payment of the purchase price to purchase shares of the acquiring corporation with a market value of two times the purchase price.

        Exercisability.    The rights will not be exercisable until the earlier of (i) the close of business on the day after the public announcement by us that a person or group has become an Acquiring Person or (ii) the close of business on the tenth business day after a person or group begins a tender or exchange offer that, if completed, would result in that person or group becoming an Acquiring Person. We refer to the date that the rights become exercisable as the "Distribution Date." Until the Distribution Date, our common stock certificates will evidence the rights. The rights may be exercised after the Distribution Date until the occurrence of a flip-in event. Any transfer of shares of our common stock prior to the Distribution Date will constitute a transfer of the associated rights. After the Distribution Date, the rights will separate from our shares of common stock and be evidenced by rights certificates and the rights will be transferable on the books and records of the Rights Agent as provided in the Rights Agreement.

        Exchange.    On or after the Distribution Date, we may, at the option of the Board, exchange the rights (other than rights which have become void) for our common stock, in whole or in part, at an exchange ratio of one share of our common stock per right (subject to adjustment).

        Expiration.    The rights issued pursuant to the Rights Agreement will expire on the earliest of (i) March 14, 2015, (ii) the time at which the rights are redeemed, (iii) the time at which the rights are exchanged, (iv) the effective time of the repeal of Section 382 of the Code or any successor statute if the Board determines that the Rights Agreement is no longer necessary for the preservation of our tax benefits, (v) the first day of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward, and (vi) the day following the certification of the voting results of the Annual Meeting if stockholder approval of the Rights Agreement has not been obtained prior to that date.

        Redemption.    The Board may redeem all (but not less than all) of the rights for a redemption price of $0.001 per right at any time before the later of the Distribution Date and the date of our first public announcement or disclosure that a person or group has become an acquiring person. Once the rights are redeemed, the right to exercise the rights will terminate, and the only right of the holders of rights will be to receive the redemption price. The Board may adjust the redemption price if we declare a stock split or issue a stock dividend on our common shares.

        Anti-Dilution Provisions.    The Board may adjust the purchase price of the preferred shares, the number of preferred shares issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the preferred stock or our common stock. No adjustments to the purchase price of less than 1% will be made.

        Amendments.    Before the time rights cease to be redeemable, the Board may amend or supplement the Rights Agreement without the consent of the holders of the rights, except that no amendment may decrease the redemption price below $0.001 per right. At any time thereafter, the Board may amend or supplement the Rights Agreement only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions or to make any additional changes to the Rights Agreement, but only to the extent that those changes do not impair or adversely affect any rights holder and do not result in the rights again becoming redeemable. The limitations on our Board's ability to amend the Rights Agreement does not affect our Board's power or ability to take any other action that is consistent with its fiduciary duties, including without limitation accelerating or extending the expiration date of the rights, making any amendment to the Rights Agreement that is permitted by the Rights Agreement or adopting a new rights agreement with such terms as our Board determines in its sole discretion to be appropriate.

        Other Considerations.    The Board believes that attempting to safeguard the Tax Assets as described above is in the Company's and stockholders' best interest. Nonetheless, the Rights Agreement could have certain potentially negative consequences:

  •
  Potential Effects on Liquidity.  The Rights Agreement is expected to deter stockholders from acquiring, directly or indirectly, shares of our common stock in excess of the specified limitations. Furthermore, a stockholder's ability to dispose of our stock may be limited by reducing the class of potential acquirers for such stock.

  •
  Potential Impact on Value.  Because the Rights Agreement may restrict a stockholder's ability to acquire our common stock, the market value of our common stock might be affected. The Rights Agreement could discourage or prevent accumulations of substantial blocks of shares in which our stockholders might receive a substantial premium above market value. However, these disadvantages are outweighed, in the opinion of the Board, by the importance of maintaining the availability of our tax benefits. The Board did not adopt the Rights Agreement to discourage stockholders from accumulating our common stock. The purpose of the Rights Agreement is to reduce the risk that we may be unable to fully utilize our tax benefits as a result of future transfers of our common stock. We have also retained the ability under the Rights Agreement for the Board to redeem the rights or cause the Rights Agreement to expire if the Board determines that the rights are no longer in the best interests of the company and its stockholders.

The Board recommends a vote FOR Proposal No. 4.

 PROPOSAL NO. 5
TO RATIFY THE APPOINTMENT OF DELOITTE AND TOUCHE LLP
AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR FISCAL 2012

        The audit committee has selected Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm for fiscal 2012. Deloitte served as the Company's independent registered public accounting firm for fiscal 2011 and has served in that capacity since the spin-off in 2010. Although approval or ratification by stockholders of such engagement is not required, the Company is seeking the stockholders' ratification of the audit committee's selection of Deloitte because we believe that allowing stockholders to express their view on the matter is good corporate governance. SEC Rule 10A-3(b)2 requires that the audit committee "...must be directly responsible for the appointment...of any registered public accounting firm..." Since the audit committee must follow this requirement, the ratification by stockholders is not binding on the Company. Any failure of the stockholders to ratify the audit committee's selection of Deloitte as the Company's independent registered public accounting firm would, however, be considered by the audit committee in determining whether to engage Deloitte & Touche LLP.

        The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to ratify the selection of Deloitte as the Company's independent registered public accounting firm for fiscal 2012. Abstentions will be counted as represented and entitled to vote on this proposal and will have the effect of a vote AGAINST the proposal.

The Board recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2012.

 Relationship with Independent Registered Public Accounting Firm

        The audit committee is directly responsible for the appointment, compensation, retention and oversight of the Company's independent registered public accounting firm. As described above, the audit committee has selected Deloitte as the Company's independent registered public accounting firm for fiscal 2012.

        A representative of Deloitte is expected to be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires and to respond to appropriate questions from stockholders.

Independent Registered Public Accounting Firm Fees

        The following table presents fees incurred for professional services rendered by Deloitte, the Company's independent registered public accounting firm, for fiscal years ended December 31, 2011 and December 31, 2010.

	December 31, 2011 ($)		December 31, 2010 ($)
Audit Fees	1,610,345	(1)	$515,000	(2)
Audit Related Fees	—		—
Tax Fees	122,375	(3)	—
All Other Fees	—		—
Total Fees	1,732,720		515,000

(1)
Includes fees for services related to the annual audit of the consolidated financial statements, required statutory audits, reviews of the Company's quarterly reports on

  Form 10-Q, the registered public accounting firm's report on the Company's internal control over financial reporting, as required under Section 404 of the Sarbanes-Oxley Act of 2002, and registration statements during the respective periods. This amount also includes fees for services related to the Company's acquisition of our former partner's 47.5% economic interest in The Woodlands and the audit of The Woodlands, and Deloitte's out-of-pocket expenses.

(2)
Audit fees for 2010 consist primarily of fees for the audit of the Company's consolidated and combined financial statements for 2010 and the review of the financial statements included in our Form 10-Q for the quarter-ended September 30, 2010. Fees related to the spin-off were paid by GGP and were for audits and reviews of carve-out financial statements for previous periods.

(3)
Includes fees for services related to tax compliance, tax advice and tax planning.

Pre-Approval Policies and Procedures

        The audit committee's policy is to require the pre-approval of all audit and non-audit services provided to the Company by its independent registered public accounting firm (except for items exempt from pre-approval requirements under applicable laws and rules).

AUDIT COMMITTEE REPORT

        Management is responsible for the Company's system of internal control over financial reporting and for preparing its financial statements. The Company's independent registered public accounting firm, Deloitte & Touche LLP, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), and to issue a report thereon. The audit committee is responsible for overseeing management's conduct of the financial reporting process and system of internal control. The audit committee operates under a written charter adopted by the Board and reviewed annually by the audit committee.

        The audit committee reviewed and discussed with both management and the Company's independent registered public accounting firm the audited financial statements of the Company for the year ended December 31, 2011 prior to their issuance. During 2011, management advised the audit committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the United States of America, and reviewed significant accounting and disclosure issues with the audit committee. These reviews included discussion with the independent registered public accounting firm of matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board ("PCAOB") and SEC Regulation S-X Rule 2-07, Communication with Audit Committees, as currently in effect, including the quality of the Company's accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee also discussed with its independent registered public accounting firm matters relating to its independence and received the written disclosures and letter from Deloitte & Touche LLP required by applicable requirements of PCAOB regarding the independent accountant's communications with the audit committee concerning independence.

        Taking all of these reviews and discussions into account, all of the audit committee members, whose names are listed below, recommended to the Board that it approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC.

Members of the Audit Committee
Steven Shepsman, Chair Gary Krow Allen Model

EXECUTIVE OFFICERS

        The following table sets forth certain information with respect to the Company's current executive officers:

Name	Age	Position with the Company
David R. Weinreb	47	Chief Executive Officer and a director
Grant Herlitz	40	President
Andrew Richardson	45	Chief Financial Officer
Peter Riley	56	Senior Vice President, Secretary and General Counsel
Reuben Davidsohn	39	Executive Vice President

        David R. Weinreb, age 47, has served as a director and Chief Executive Officer of the Company since November 22, 2010. Mr. Weinreb has served as the chairman and chief executive officer of TPMC Realty Corporation, a real estate investment firm, since 1993. Mr. Weinreb served as director of operations of Thornton Partners Management Company from 1987 to 1990, and as its executive vice president and chief operations officer from 1990 to 1993. From 1986 to 1987, he was project manager for The MacDonald & Masi Company. From 1984 to 1986, he worked as a broker with Murray Financial. Mr. Weinreb serves on the Advisory Council for the Lusk Center for Real Estate at the University of Southern California. Mr. Weinreb's experience with the Company's spin-off and familiarity with the Company's assets gives him in-depth knowledge of the Company's business and an understanding of operational and strategic matters impacting the Company.

        Grant Herlitz, age 40, has served as President of the Company since November 22, 2010. Mr. Herlitz was Interim Chief Financial Officer of the Company from January 31, 2011 to March 23, 2011. Mr. Herlitz serves as president and chief financial officer of TPMC Realty Corporation. Mr. Herlitz joined TPMC Realty Corporation in October 2000 as vice president of investments. From 1997 to 2000, Mr. Herlitz was assistant to the chairman and chief executive officer of FirstPlus Financial Group, Inc. From 1994 to 1997, Mr. Herlitz worked as a tax accountant. Mr. Herlitz began his career with the European Community Observer Mission to South Africa, an organization established in conjunction with the United Nations to observe political change in South Africa.

        Andrew C. Richardson, age 45, has served as Chief Financial Officer of the Company since March 23, 2011. Prior to joining the Company, Mr. Richardson served as executive vice president, chief financial officer and treasurer of Northstar Realty Finance Corp. since April 2006. Northstar Realty is a publicly traded commercial real estate finance company focused on investments in real estate loans, fixed income securities and net-leased real estate properties. From March 2000 to March 2006, Mr. Richardson was head of the capital markets group for iStar Financial Inc., most recently as executive vice president. Mr. Richardson joined iStar Financial from Salomon Smith Barney, where from 1995 to 2000 he was an investment banker in the Global Mergers and Acquisitions and Real Estate and Lodging Groups, most recently serving as a vice president providing merger and acquisition advisory services and raising debt and equity capital for public and private real estate companies. Prior to joining Salomon Smith Barney, Mr. Richardson worked for Ernst & Young LLP as a certified public accountant from 1988 to 1993.

        Peter Riley, age 56, has served as Senior Vice President, Secretary and General Counsel of the Company since May 2, 2011. Prior to joining the Company, Mr. Riley was a partner at K&L Gates with a significant focus on tax aspects of fund formation, joint ventures and the acquisition, disposition, operation and financing of real estate assets. Previously, Mr. Riley led the tax department at Kelly, Hart & Hallman, and was Senior Tax Counsel at Simpson Thacher & Bartlett.

        Reuben Davidsohn, 39, has served as Executive Vice President of the Company since November 2010. Mr. Davidsohn is responsible for the Company's cash management and banking relations, and oversees the Company's human resources department. Mr. Davidsohn also takes a lead position in special projects to improve the Company's efficiency and operating performance in areas including, but not limited to, asset management, information technology and accounting/finance. Prior to joining the Company, Mr. Davidsohn was Vice President at TPMC Realty Corporation, where he utilized his finance and accounting background to oversee all financial aspects of the company's portfolio. Mr. Davidsohn was also responsible for integrating new assets into TPMC Realty Corporation's operating structure. In December 2011, the Board determined that Mr. Davidsohn performs policymaking functions for the Company and, as a result, he is included in our executive officers.

COMPENSATION DISCUSSION AND ANALYSIS

        The Compensation Discussion and Analysis contains a discussion of our compensation policies and practices and the material elements of compensation awarded to the Named Executives (as defined below) for 2011.

Business Background

        Our mission is to be the preeminent developer and operator of master planned communities and mixed use properties. We create timeless places and memorable experiences that inspire people while driving sustainable, long-term growth and value for our stockholders. We specialize in the development of master planned communities and ownership, management and the redevelopment or repositioning of real estate assets currently generating revenues, also called operating assets, as well as other strategic real estate opportunities in the form of entitled and unentitled land and other development rights, also called strategic developments. We are headquartered in Dallas, Texas and our assets are located across the United States.

Business Highlights

        The Named Executives' decisions and leadership positioned the Company to achieve significant operating and development milestones during 2011, including the following:

  •
  the generation of $86.5 million of cash flows from operating activities during 2011;

  •
  the generation of a $32.3 million increase in master planned community land sales revenue for 2011, a 25% increase compared to 2010 (on a "same store basis" assuming The Woodlands was consolidated by us during both periods);

  •
  the acquisition of our former partner's 47.5% economic interest in The Woodlands and the combining of The Woodlands and Bridgeland management team;

  •
  the assembly of the core management and development team;

  •
  the stabilization of our asset base by focusing on cost management, preserving revenues through focused leasing and increasing specialty revenues;

  •
  the execution of a non-binding letter of intent with the Economic Development Corporation of the City of New York to modify the ground lease to permit the redevelopment of Pier 17;

  •
  the execution of a joint venture agreement with a local development team to explore the construction of an approximately 210 unit condominium tower above the Nordstrom parking garage at Ala Moana Center in Honolulu, Hawaii;

  •
  the execution of a joint venture agreement with a local developer to construct an approximate 375 unit Class A apartment building with 10,000 square feet of retail on a 4.2 acre site the Company owns at Columbia Town Center in Columbia, Maryland;

  •
  the execution of a joint venture agreement and development agreement with the owner of land adjacent to the Company's Bridges at Mint Hill site to explore the development of a regional shopping center on our combined properties;

  •
  the closing on an aggregate $334.0 million of non-recourse mortgage financing generating approximately $73.6 million of liquidity and future borrowing capacity, including a $250.0 million financing for Ward Centers;

  •
  the execution of new or renewal leases totaling 258,480 square feet of space, excluding leases with terms of one year or less;

  •
  the completion of the leasing of 4 Waterway Square, a 218,551 square foot office building in The Woodlands;

  •
  the pre-leasing of over 67.0% of 3 Waterway Square, a 232,774 square foot office building in The Woodlands that will be constructed in 2012;

  •
  the completion of a 722 stall parking garage at Ward Centers; and

  •
  substantial pre-development planning on core assets.

Compensation Policies, Principles, Objectives and Practices

        The Company's success, depends, in large part, on our ability to successfully attract, motivate and retain a qualified management team. The executive compensation program designed by the compensation committee is intended to attract, retain and motivate the key people necessary to enable the Company to maximize operational efficiency and profitability over the long term. The compensation committee believes that executive compensation should seek to align the interests of the Company's executives and other key employees with those of the Company and its stockholders. The Company's executive compensation program is also being designed to differentiate compensation based upon individual contribution, performance and experience.

        In establishing compensation, the compensation committee intends to provide employees, including its executive officers, with a competitive total compensation package. The compensation committee intends to set compensation in this manner to ensure that the Company's compensation practices do not put the Company at a disadvantage in attracting and retaining executives and other employees, while also ensuring a competitive cost structure for the Company.

        In 2011, 99.51% of the votes cast in our stockholder advisory vote on executive compensation voted in support of our executive compensation program. Because our executive compensation program enjoys favorable stockholder support, the compensation committee did not make adjustments to our executive compensation program in 2011 as a result of this vote.

Role of Compensation Committee

        The compensation committee has the authority to determine and establish executive compensation components and respective component levels. The compensation committee also has the discretion to delegate certain compensation determinations to a subcommittee.

        Our Chief Executive Officer and President prepare information and materials for the compensation committee relevant to matters under consideration by the compensation committee, including market data and recommendations of our Chief Executive Officer and President regarding performance metrics, performance goals and compensation of the other executives. At the invitation of the compensation committee, they also attend committee meetings and participate in its deliberations on executive compensation (except with respect to their own compensation). Our Chief Executive Officer and President usually attend the compensation committee meetings to provide their perspective and recommendations on executive compensation matters under consideration, but otherwise do not attend or participate in the compensation committee's deliberations on executive compensation. No member of our management attends executive sessions of the compensation committee, unless at the direction of the compensation committee.

Employment Agreements

        In November 2010, the Company entered into employment agreements with Mr. Weinreb, in connection with his appointment as Chief Executive Officer of the Company, and Mr. Herlitz, in connection with his appointment as President of the Company. The Company also entered into employment agreements with Mr. Richardson, in connection with his appointment as Chief Financial Officer of the Company, and Mr. Riley, in connection with this appointment as Senior Vice President, Secretary and General Counsel of the Company, in February and April 2011, respectively. These agreements provide for a minimum annual base salary, annual incentive compensation opportunities under plans approved by the compensation committee, as well as severance and other limited benefits, and, in the case of an amendment to Mr. Weinreb's employment agreement (which was approved by the compensation committee), reimbursement by the Company of 80% of the actual cost incurred by Mr. Weinreb for private air travel, but only if, and to the extent that, such private air travel is solely related to Company business. The amendment to Mr. Weinreb's employment agreement is retroactive to his initial date of employment by the Company and the Company's obligation to reimburse Mr. Weinreb for the cost of such private air travel is subject to an annual cap of $400,000 per year. The compensation committee approved the terms of these employment agreements based upon (a) its assessment of the terms necessary to attract highly qualified executives to a new company, and (b) arm's length negotiations with each of these executives. For a description of the material terms of these employment agreements, see "Executive Compensation—Employment Agreements."

Executive Compensation Program and Policies

        The components of the Company's executive compensation program will provide for a combination of fixed and variable compensation. As described in more detail below, these components currently are:

  •
  base salary;

  •
  annual incentive compensation;

  •
  long-term incentive compensation;

  •
  broad-based employee benefits; and

  •
  severance benefits.

        Base Salary.    The minimum annual base salary for each of the Company's executive officers is set forth in his employment agreement with the exception of Mr. Davidsohn who does not have an employment agreement. Future increases in base salary are expected to be determined on the basis of management responsibilities, level of experience and tenure with the Company, as well as internal and market comparisons. In setting base salaries for executive officers, the compensation committee will seek to provide a reasonable level of fixed compensation that is competitive with base salaries for comparable positions at similar companies. The base salaries of our named executives at December 31, 2011 were as follows:

Name	Title	2011 Base Salary ($)
David R. Weinreb	Chief Executive Officer	1,000,000
Grant Herlitz	President	750,000
Andrew Richardson	Chief Financial Officer	390,400
Reuben Davidsohn	Executive Vice President	250,000
Peter Riley	Senior Vice President, Secretary and General Counsel	336,500	(1)

(1)
Mr. Riley's base salary of $500,000 was prorated based upon the period of time Mr. Riley served as an employee of the Company during the 2011 fiscal year (determined by dividing (1) the number of days Mr. Riley was employed during the 2011 fiscal year by (2) the number of days in the 2011 fiscal year).

        Annual Incentive Compensation.    The compensation committee believes that annual incentive compensation is a key element of the total compensation for each Named Executive participant. The compensation committee also believes that placing a significant portion of executive compensation at risk each year, subject to the results of established performance measures and objectives, appropriately motivates an executive officer to achieve the Company's financial and operational objectives, thereby enhancing stockholder value.

        The employment agreements for the Named Executives provide that each officer is eligible to receive annual incentive compensation based upon achievement of performance measures and objectives to be established by the compensation committee. The annual incentive compensation opportunity for achievement of:

        a threshold level of performance is equal to:

  •
  50% of the annual base salary of each of Messrs. Weinreb and Herlitz,

  •
  60% of the annual base salary for Mr. Richardson, and

  •
  40% of the annual base salary for Mr. Riley;

        a target level of performance is equal to:

  •
  100% of the annual base salary of each of Messrs. Weinreb, Herlitz and Richardson, and

  •
  60% of the annual base salary for Mr. Riley; and

        a maximum level of performance is equal to:

  •
  150% of the annual base salary of each of Messrs. Weinreb and Herlitz,

  •
  140% of the annual base salary for Mr. Richardson, and

  •
  80% of the annual base salary for Mr. Riley.

        The compensation committee establishes annually a cash bonus pool for the Named Executives eligible for annual incentive compensation. The compensation committee's pre-approved payment formula generally determines the size of the bonus for each Named Executive participant as a percentage of the cash bonus pool, subject to the discretion of the compensation committee. Cash bonuses earned by each Named Executive participant are determined by the compensation committee upon its allocation of the cash bonus pool based on the compensation committee's subjective analysis of a Named Executive's performance and other factors it deems relevant.

        The compensation committee established a minimum performance measure for the 2011 annual incentive compensation plan as consolidated gross revenues of at least $67,000,000 in fiscal 2011. The Company achieved the performance measure and, as a result of such achievement, the bonus pool for the incentive compensation plan was funded. The compensation committee awarded the maximum bonuses for each Named Executive participant from this bonus pool based on the Company's achievement of the milestones described in the section entitled "Business Highlights" above and its overall evaluation of the job performance of each of the Named Executive Participants based upon the other quantitative and qualitative factors considered by the compensation committee. The compensation committee believed all of the Named Executive participants were responsible for the strong 2011 performance and the building of the Company's infrastructure. The following table sets forth the annual cash bonus approved for the participants of the plan:

Name	Cash Bonus ($)		2011 Base Salary (%)
David R. Weinreb	1,500,000		150
Grant Herlitz	1,125,000		150
Andrew Richardson	700,000		140
Peter Riley	268,000	(1)	80
Reuben Davidsohn	125,000	(2)	50

(1)
The bonus paid to Mr. Riley was prorated based upon the period of time Mr. Riley served as an employee of the Company during the 2011 fiscal year (determined by dividing (1) the number of days Mr. Riley was employed during the 2011 fiscal year by (2) the number of days in the 2011 fiscal year).

(2)
Mr. Davidsohn is an at-will employee and his bonus was not awarded under the terms of an employment agreement or any other compensatory arrangement. The amount of Mr. Davidsohn's bonus was determined by management, not the compensation committee, in accordance with the Company's general compensation policies.

        Executive Compensation Recoupment Policy.    The Board has adopted a policy regarding recovery of incentive awards for fiscal years for which financial results are later restated. In the event of a material restatement of the Company's financial results due to misconduct, the compensation committee shall review the facts and circumstances and take the actions it considers appropriate with respect to any executive officer whose fraud or willful misconduct contributed to the need for such restatement. Such actions may include, without limitation, (a) seeking reimbursement of any bonus paid to such officer exceeding the amount that, in the judgment of the compensation committee, would have been paid had the financial results been properly reported and (b) seeking to recover profits received by such officer during the 12 months after the restated period under any equity compensation awards. All determinations by the compensation committee with respect to this policy shall be final and binding on all interested parties.

        Long-Term Incentive Compensation.    The Incentive Plan is designed to attract, retain and motivate officers, employees, non-management directors and consultants of the Company and its subsidiaries, as well as promote the success of the Company's business by providing participants with appropriate incentives.

        The Incentive Plan is administered by the compensation committee. The maximum number of shares of Company common stock that may be issued pursuant to awards under the Incentive Plan is 3,698,050 shares. The maximum number of shares that may be awarded to any participant in a fiscal year is 500,000 shares.

        The Incentive Plan permits the following types of awards:

  •
  stock options;

  •
  restricted stock;

  •
  stock appreciation rights;

  •
  awards that vest, in whole or part, by reference to the fair market value of Company common stock, including restricted stock units and other phantom shares; and

  •
  awards intended to constitute "qualified performance-based compensation."

        The compensation committee will determine the exercise price of stock options at the time of grant, but the exercise price may not be less than 100% of the fair market value of a share on the date of grant.

        In March 2011, the Company granted Mr. Richardson a one-time award of 20,000 restricted shares of Company common stock in accordance with the terms of his employment agreement. In May 2011, the Company granted Mr. Riley a one-time award of 10,000 restricted shares of Company common stock in accordance with the terms of his employment agreement. Mr. Richardson's shares cliff-vest in March 2016 and Mr. Riley's shares cliff-vest in May 2016. In February 2011, Mr. Davidsohn was granted an option to purchase 100,000 shares of Company common stock at an exercise price of $57.77. The option granted to Mr. Davidsohn was part of a larger grant of options to new hires and employees that assisted the Company with the spin-off from GGP.

        The Company's employment agreements with its Named Executives do not provide for an annual or other long-term incentive compensation opportunity (with the exception of the one-time grant of restricted shares of Company common stock granted to Messrs. Richardson and Riley). In connection with their hiring by the Company, Messrs. Weinreb, Herlitz and Richardson purchased for cash from the Company a warrant exercisable for shares of Company common stock. In light of this, the compensation committee believes that additional long-term equity incentive compensation is not an appropriate incentive for these executives. The compensation committee has approved the use of options as part of the Company's compensation program for its other officers and employees. For additional information about the warrants purchased by the Company's executive officers, see "Related Party Transactions and Certain Relationships—Transactions After the Spin-Off—Warrant Agreements."

        Employee Benefits.    The Company provides health, life, and other insurance benefits to its executive officers on the same basis as its other full-time employees. The Company does not provide its executives and other employees with defined pension or contribution benefits, supplemental retirement benefits, post-retirement benefits or deferred compensation programs.

        Severance Benefits.    The employment agreements with each of the Named Executives provide for a cash severance payment in the event that, in connection with a change in control of the Company, the Named Executive's employment is terminated by the Company without cause or by the executive under certain circumstances. The cash severance payment is equal to three times (two times for each of Messrs. Richardson and Riley) the sum of the executive's base salary and annual incentive compensation for target level performance for the year in which the termination occurs. The employment agreements also provide that the terminated Named Executive will not engage in activities that are competitive with the Company's business for 12 months following his date of termination. In addition, Mr. Riley's employment agreement provides that if his employment is terminated other than for cause prior to the third anniversary of his employment with the Company, the Company shall pay him a lump sum cash amount equal to his annual base salary, accrued vacation pay, unreimbursed expenses, any earned, but unpaid outstanding compensatory arrangement and the pro rata portion of the annual incentive compensation (based on the good faith determination by the compensation committee of the achievement of the applicable performance goals).

        The compensation committee believes that these benefits are necessary and appropriate to attract and retain qualified executive officers insofar as these benefits are generally made available by other companies. Additionally, the change in control benefits are intended to ensure that the Company's Named Executives are able, as a practical matter, to evaluate any potential change in control transaction objectively and to encourage executive officers to remain employed by the Company in the event a change in control becomes a real possibility. For additional information regarding the employment agreements with the Company's executive officers, see "Executive Compensation—Employment Agreements" and "Potential Payments Upon Termination or Change in Control."

        No Tax "Gross-Up" Payments.    The Company does not provide, and no Named Executive is entitled to receive, any tax "gross-up" payments in connection with compensation, severance or other benefits provided by the Company.

        Deductibility of Compensation.    Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount of compensation a public company may deduct for federal income tax purposes in any one year with respect to the principal executive officer and the next three most highly compensated officers (excluding the principal financial officer) who were serving as executive officers as of the last day of the applicable year. Qualified performance-based compensation that meets certain requirements is, however, excluded from this limitation.

        The compensation committee intends to review on an annual basis the potential impact of this deduction limitation on executive compensation. The deductibility of certain compensation payments depends upon the timing of an executive's vesting or exercise of previously granted awards, as well as interpretations and changes in the tax laws and other factors beyond the control of the compensation committee. For these and other reasons, including the need to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the compensation committee will not necessarily, or in all circumstances, limit executive compensation to that which is deductible under Section 162(m) and has not adopted a policy requiring that all compensation be deductible.

        The compensation committee will also consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent consistent with its other compensation objectives and otherwise reasonably practicable. Base salary does not qualify as performance-based compensation under Section 162(m). The Company presently expects that all compensation paid to its executive officers in 2011 will be deductible by the Company.

Stock Ownership Guidelines

        The compensation committee has not established stock ownership guidelines for the Company's executive officers. The compensation committee intends to consider the appropriateness of stock ownership guidelines during 2012.

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

        The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the compensation committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE
Gary Krow, Chair William Ackman R. Scot Sellers Burton M. Tansky

 EXECUTIVE COMPENSATION

        The following executive compensation tables and related information are intended to be read together with the more detailed disclosure regarding the executive compensation program presented under the caption "Compensation Discussion and Analysis" above.

Summary Compensation Table

        The following table sets forth information regarding the compensation of the Company's executive officers during 2011 and 2010. The Company's executive officers during 2011 were its Chief Executive Officer, David R. Weinreb; its President, Grant Herlitz; its Chief Financial Officer (Andrew Richardson; its Senior Vice President, Secretary and General Counsel, Peter Riley; and its Executive Vice President, Reuben Davidsohn (collectively, the "Named Executives").

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)		Stock Awards(4) ($)	Option Awards(4)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation		Total ($)
David R. Weinreb	2011	1,000,000	—		—	—	1,500,000	—		2,500,000
Chief Executive Officer	2010	110,256					—			110,256
Grant Herlitz	2011	750,000	—		—	—	1,125,000	—		1,875,000
President	2010	81,706	1,000,000	(2)			—			1,081,706
Andrew Richardson	2011	390,400	—		1,371,200	—	700,000	100,000	(5)	2,561,600
Chief Financial Officer(3)
Peter Riley	2011	336,500	—		652,100	—	268,000	—		1,256,600
Senior Vice President, Secretary
and General Counsel(6)
Reuben Davidsohn	2011	250,000	125,000		—	2,105,100	—	—		2,480,100
Executive Vice President(7)	2010	27,564	200,000		—	—	—			227,564

(1)
The bonus amounts paid under our 2011 annual incentive compensation plan are reported in the Non-Equity Incentive Plan Compensation column.

(2)
Mr. Herlitz received $1.0 million under the terms of his employment agreement in recognition of the services provided by him in connection with the Company's spin-off and prior to his employment by the Company.

(3)
Mr. Richardson was appointed as Chief Financial Officer on February 25, 2011.

(4)
Represents grant date fair value of shares of restricted stock and stock options calculated in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("Topic 718"). Pursuant to SEC rules, the amounts shown in these columns exclude the impact of estimated forfeitures related to service-based vesting conditions. See Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the years ended December 31, 2011 for information regarding the assumptions made in determining these values. All restricted stock and stock option awards are subject to time-based vesting.

(5)
Represents employee moving expenses paid to Mr. Richardson.

(6)
Mr. Riley was appointed as Senior Vice President, Secretary and General Counsel on May 2, 2011.

(7)
Mr. Davidsohn was appointed as Executive Vice President on June 22, 2011. Prior to such appointment, Mr. Davidsohn served as Interim Vice President and Interim Secretary of the Company. Mr. Davidsohn. The Company did not pay Mr. Davidsohn a salary in 2010.

 2011 Grants of Plan-Based Awards

        The following table provides information about equity and non-equity awards granted to the Named Executives in 2011.

								All Other Stock Awards: Number of Shares of Stock or Units (#)(2)
									All Other Option Awards: Number of Securities Underlying Options (#)(3)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards						Grant Date Fair Value of Stock and Option Awards ($)(4)
										Exercise or Base of Option Awards ($)
Name	Grant Date	Threshold ($)	Target (#)	Maximum ($)	Maximum ($)	Target (#)	Maximum (#)
David R. Weinreb	03/29/2011	500,000	1,000,000	1,500,000	—	—	—	—	—	—	—
Grant Herlitz	03/29/2011	375,000	750,000	1,125,000	—	—	—	—	—	—	—
Andrew Richardson	03/29/2011	300,000	500,000	700,000	—	—	—		—	—
	03/28/2011							20,000			1,371,200
Peter Riley	05/02/2011	134,600	202,000	268,000	—	—	—	10,000	—	—	652,100
Reuben Davidsohn	02/28/2011	—	—	—	—	—	—	—	100,000	57.77	2,105,100

(1)
Estimated payouts under the Non-Equity Incentive Plan. The compensation committee determined that the Named Executives achieved the maximum level of performance in fiscal 2011.

(2)
Represents shares of restricted stock subject to time-based vesting. The terms of these grants are described below under "—Stock Awards."

(3)
Represents stock options subject to time-based vesting. The terms of these grants are described below under "—Option Awards."

(4)
Represents the grant date fair value determined pursuant to Topic 718, based on the closing price of our common stock on the grant date. The closing prices of our common stock on February 28, 2011, March 28, 2011 and May 2, 2011 were $57.77, $68.56 and $65.21 respectively.

        As set forth their employment agreements, each of Messrs. Weinreb, Herlitz, Richardson and Riley are eligible to receive an annual incentive compensation awards based upon achievement of performance measures and objectives to be established by the compensation committee. The amount of the annual incentive compensation for achievement of a threshold level of performance is equal to 50% of the annual base salary for Messrs. Weinreb and Herlitz, 60% of the annual base salary for Mr. Richardson and 40% of the annual base salary for Mr. Riley. The amount of the annual incentive compensation for achievement of a threshold level of performance is equal to 100% of the annual base salary for Messrs. Weinreb, Herlitz and Richardson and 60% of the annual base salary for Mr. Riley. The amount of the annual incentive compensation for achievement of a maximum level of performance is equal to 150% of the annual base salary for Messrs. Weinreb and Herlitz, 140% of the annual base salary for Mr. Richardson and 80% of the annual base salary for Mr. Riley.

        Mr. Davidsohn is an at-will employee and his bonus was not awarded under the terms of an employment agreement or any other compensatory arrangement. The amount of Mr. Davidsohn's bonus was determined by management, not the compensation committee, in accordance with the Company's general compensation policies.

Employment Agreements

        In November 2010, the Company entered into employment agreements in connection with hiring Mr. Weinreb as Chief Executive Officer of the Company and Mr. Herlitz as President of the Company. In February 2011, the Company entered into an employment agreement with Andrew Richardson in connection with hiring him as Chief Financial Officer of the Company. In April 2011, the Company entered into an employment agreement with Peter F. Riley in connection with hiring him as Senior Vice President, Secretary and General Counsel of the Company. Each of these employment agreements has a term of six years, unless terminated earlier. The agreements provide for an annual base salary of $1,000,000 for Mr. Weinreb, $750,000 for Mr. Herlitz, $500,000 for Mr. Richardson and $500,000 for Mr. Riley. Mr. Davidsohn is an at-will employee and does not have an employment agreement with the Company.

        Under these agreements, if the Company terminates the employment of the executive without cause or the executive terminates his employment for good reason, in either case, in connection with or within 12 months following a change in control of the Company, the terminated executive will be entitled to receive:

  •
  an amount equal to three times (two times for Messrs. Richardson and Riley) the sum of his base salary and annual incentive compensation for target level performance for the year in which the termination occurs (the "Severance Payment");

  •
  an amount equal to his annual incentive compensation for the year in which the termination occurs, prorated for the number of days elapsed since the beginning of the year, based upon achievement of the applicable performance measures and objectives through the date of termination;

  •
  any unpaid base salary and accrued vacation through the date of termination; and

  •
  any other earned, but unpaid outstanding compensatory arrangements.

        Additionally, any outstanding equity awards held by the executive will immediately vest and become non-forfeitable.

        If an executive's employment is terminated under any other circumstances, the terminated executive will be entitled to receive the payments described above, other than the Severance Payment, except for Mr. Riley, who will be entitled to his severance payment if his employment is terminated other than for cause prior to the third anniversary of his employment with the Company.

        An executive is deemed to have been terminated without cause if the Board (excluding the executive if he is also a director) unanimously determines to terminate the executive for any reason other than:

  •
  conviction, plea of guilty or no contest to any felony;

  •
  gross negligence or willful misconduct in the performance of his duties;

  •
  drug addiction or habitual intoxication;

  •
  willful commission of fraud, embezzlement, misappropriation of funds, breach of fiduciary duty, violation of law or a material act of dishonesty against the Company;

  •
  material and continued breach of the employment agreement, after written notice for substantial performance is delivered by the Company;

  •
  willful material breach of Company policy or code of conduct; or

  •
  willful and continued failure to substantially perform his duties, other than as a result of the executive's incapacity due to physical or mental illness.

        An executive is deemed to have terminated his employment for good reason if his termination is based on the occurrence of any of the following events without the executive's consent:

  •
  a material diminution in his base compensation;

  •
  a material diminution in his authority, duties or responsibilities;

  •
  the executive no longer reports directly to the Chief Executive Officer or for Mr. Weinreb, the Board; or

  •
  any other action or inaction that constitutes a material breach by the Company of the executive's employment agreement.

        Each of the executives has agreed during the term of employment and for 12 months after his date of termination not to engage in any business competitive with the Company or to solicit the Company's employees without the prior written consent of the Company.

Stock Awards

        In March 2011, the Company granted Mr. Richardson a one-time award of 20,000 restricted shares of Company common stock in accordance with the terms of his employment agreement. In May 2011, the Company granted Mr. Riley a one-time award of 10,000 restricted shares of Company common stock in accordance with the terms of his employment agreement. Mr. Richardson's restricted shares vest in their entirety in March 2016 and Mr. Riley's restricted vest in their entirety in May 2016.

Option Awards

        In February 2011, the Company granted Mr. Davidsohn an option to purchase 100,000 shares of the Company. The option vests at a rate of 20% per year and generally is not exercisable until January 1, 2017. The option granted to Mr. Davidsohn was part of a larger grant of option awards to new hires and employees that assisted the Company with the spin-off.

Outstanding Equity Awards at Fiscal Year-End

        The following table provides information on the holdings of stock options and restricted stock by the named executives at December 31, 2011.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
David R. Weinreb	—	—		—	—	—	—	—	—
Grant Herlitz	—	—		—	—	—	—	—	—
Andrew Richardson	—	—		—	—	20,000	883,400	—	—
Peter Riley	—	—		—	—	10,000	441,700	—	—
Reuben Davidsohn	—	100,000	(1)	57.77	02/28/2021	—	—	—	—

(1)
Mr. Davidsohn's options to purchase 100,000 shares of common stock vests as follows, but generally do not become exercisable until January 1, 2017:

Vesting Date	Shares
02/28/2012	20,000
02/28/2013	20,000
02/28/2014	20,000
02/28/2015	20,000
02/28/2016	20,000
(2)
The restricted shares granted to Messrs. Richardson and Riley cliff vest on March 28, 2016 and May 2, 2016, respectively.

(3)
The market value of the restricted stock is based on a per share price of $44.17, the closing price of our common stock on December 30, 2011.

 2011 Stock Vested

        None of the Named Executives held any equity incentive awards that vested during 2011.

Potential Payments Upon Termination or Change in Control

        The following table summarizes the compensation and other benefits that would have become payable to the Named Executives (excluding Mr. Davidsohn) assuming their employment had terminated on December 31, 2011, given the executive officer's base salary as of that date. In addition, the following table summarizes the compensation that would become payable to each of the Named Executives (excluding Mr. Davidsohn) assuming that a change in control of the Company had occurred on December 31, 2011.

        In reviewing the table, please note the following:

  •
  the amounts shown are the benefits payable under the Company's employment agreements with Messrs. Weinreb, Herlitz, Richardson and Riley. For additional information regarding these employment agreements, see "Employment Agreements."

  •
  the cash severance payments payable under the Company's employment agreements with Messrs. Weinreb, Herlitz, Richardson and Riley include annual incentive compensation. In fiscal 2011, the compensation committee determined that each of Messrs. Weinreb, Herlitz, Richardson and Riley achieved the maximum level of performance. For additional information regarding these annual incentive compensation see "Annual Incentive Compensation Plan" and "Employment Agreements."

	Cash Severance ($)	Acceleration of Equity Awards ($)	Total ($)
David. R. Weinreb
Termination for any reason not in connection with a change in control	1,500,000	—	1,500,000
Termination without cause or for good reason in connection with a change in control	7,500,000	—	7,500,000
Grant Herlitz
Termination for any reason not in connection with a change in control	1,125,000	—	1,125,000
Termination without cause or for good reason in connection with a change in control	5,625,000	—	5,625,000
Andrew C. Richardson
Termination for any reason not in connection with a change in control	700,000	—	700,000
Termination without cause or for good reason in connection with a change in control	2,700,000	883,400	3,583,400
Peter F. Riley
Termination for any reason not in connection with a change in control	768,000	—	768,000
Termination without cause or for good reason in connection with a change in control	1,868,000	441,700	2,309,700

 EQUITY COMPENSATION PLAN INFORMATION

        As of December 31, 2011, the Incentive Plan was the only compensation plan under which securities of the Company were authorized for issuance. The following table provides information as of December 31, 2011 regarding the Company's existing and predecessor plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders(1)	712,640	57.72	3,648,602
Equity compensation plans not approved by stockholders	—	—	—

(1)
Reflects stock option and restricted stock grants under The Howard Hughes Corporation 2010 Equity Compensation Plan

STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING OF STOCKHOLDERS

        In order to be included in the Company's proxy materials for the 2013 annual meeting of stockholders, a stockholder proposal must be received in writing by the Company at The Howard Hughes Corporation, One Galleria Tower, 13355 Noel Road, 22nd Floor, Dallas, Texas 75240, Attention: Corporate Secretary, by December 27, 2012, and otherwise comply with all requirements of the SEC for stockholder proposals.

        If you do not wish to submit a proposal for inclusion in next year's proxy materials, but instead wish to present it directly at the 2013 annual meeting of stockholders, you must give timely written notice of the proposal to the Company's Corporate Secretary. To be timely, the notice (including a notice recommending a director candidate) must be delivered to the above address no earlier than 120 days nor later than 90 days prior to the first anniversary date of the preceding year's annual meeting. To be timely, a written notice of a proposal (including notice recommending a director candidate) must be received no earlier than February 11, 2013 and no later than March 13, 2013. The notice must describe the stockholder proposal in reasonable detail and provide certain other information required by the Company's by-laws. A copy of the Company's by-laws is available upon request from the Company's Corporate Secretary.

 OTHER MATTERS

        The board is not aware of any other business that may be brought before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

By Order of the Board of Directors,

Peter F. Riley Senior Vice President, Secretary and General Counsel
Dallas, Texas April 26, 2012

ANNEX A

The Howard Hughes Corporation
Amended and Restated
2010 ~~Equity~~ Incentive Plan

i

ii

The Howard Hughes Corporation
Amended and Restated
2010 ~~Equity~~ Incentive Plan

Article 1. Establishment & Purpose

        1.1    Establishment.    The Howard Hughes Corporation, a Delaware corporation, hereby ~~establishes~~ amends and restates The Howard Hughes Corporation 2010 Equity Incentive Plan~~(~~, subject to approval of the Company's shareholders at the Company's 2012 Annual Meeting of Stockholders (as amended and restated, the "Plan"~~)~~), as set forth in this document. The name of the Plan has been changed from "The Howard Hughes Corporation 2010 Equity Incentive Plan" to "The Howard Hughes Corporation Amended and Restated 2010 Incentive Plan".

        1.2    Purpose of the Plan.    The purpose of this Plan is to attract, retain and motivate officers, employees, non-employee directors and consultants providing services to the Company, any of its Subsidiaries, or Affiliates and to promote the success of the Company's business by providing the participants of the Plan with appropriate incentives.

Article 2. Definitions

        Whenever capitalized in the Plan, the following terms shall have the meanings set forth below.

        2.1   "Affiliate" means any entity that the Company, either directly or indirectly, is in common control with, is controlled by or controls, or any entity in which the Company has a substantial equity interest, direct or indirect; provided, however, to the extent that Awards must cover "service recipient stock" in order to comply with Section 409A of the Code, "Affiliate" shall be limited to those entities which could qualify as an "eligible issuer" under Section 409A of the Code.

        2.2   "Annual Award Limit" shall have the meaning set forth in Section 5.2.

        2.3   "Award" means any Option, Stock Appreciation Right, Restricted Stock, Other Stock-Based Award, or Performance-Based Compensation Award that is granted under the Plan.

        2.4   "Award Agreement" means either (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company, a Subsidiary, or Affiliate to a Participant describing the terms and conditions of the actual grant of such Award.

        2.5   "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

        2.6   "Board" means the Board of Directors of the Company.

        2.7   "Change of Control" unless otherwise specified in the Award Agreement, means the occurrence of any of the following events:

  (a)
  any consolidation, amalgamation, or merger of the Company with or into any other Person, or any other corporate reorganization, business combination, transaction or transfer of securities of the Company by its stockholders, or a series of transactions (including the acquisition of capital stock of the Company), whether or not the Company is a party thereto, in which the stockholders of the Company immediately prior to such consolidation, merger, reorganization, business combination or transaction, collectively have Beneficial Ownership, directly or indirectly, of capital stock representing directly, or indirectly through one or more entities, less than fifty percent (50%) of the equity (measured by economic value or voting power (by contract, share ownership or otherwise) of the Company or other surviving entity immediately after such consolidation, merger, reorganization, business combination or transaction;

  (b)
  the sale or disposition, in one transaction or a series of related transactions, of all or substantially all of the assets of the Company to any Person;

  (c)
  during any period of twelve consecutive months commencing on or after the Effective Date, individuals who as of the beginning of such period constituted the entire Board (together with any new directors whose election by such Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors of the Company, then still in office, who were directors at the beginning of the period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or

  (d)
  approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

        2.8   "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time.

        2.9   "Committee" means the Compensation Committee of the Board or any other committee designated by the Board to administer this Plan. To the extent applicable, the Committee shall have at least two members, each of whom shall be (i) a Non-Employee Director, (ii) an Outside Director, and (iii) an "independent director" within the meaning of the listing requirements of any exchange on which the Company is listed.

        2.10 "Consultant" means any person who provides bona fide services to the Company or any Affiliate or Subsidiary as a consultant or advisor, excluding any Employee or Director.

        2.11 "Company" means The Howard Hughes Corporation, a Delaware corporation, and any successor thereto.

        2.12 "Covered Employee" means for any Plan Year, a Participant designated by the Company as a potential "covered employee" as such term is defined in Section 162(m) of the Code.

        2.13 "Director" means a member of the Board who is not an Employee.

        2.14 "Effective Date" means the date set forth in Section 14.15.

        2.15 "Employee" means an officer or other employee of the Company, a Subsidiary or Affiliate, including a member of the Board who is an employee of the Company, a Subsidiary or Affiliate.

        2.16 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

        2.17 "Fair Market Value" means, as of any date, the per Share value determined as follows, in accordance with applicable provisions of Section 409A of the Code:

  (a)
  The closing price of a Share on a recognized national exchange or any established over-the-counter trading system on which dealings take place, or if no trades were made on any such day, the immediately preceding day on which trades were made; or

  (b)
  In the absence of an established market for the Shares of the type described in (a) above, the per Share Fair Market Value thereof shall be determined by the Committee in good faith and in accordance with applicable provisions of Section 409A of the Code.

        2.18 "Incentive Stock Option" means an Option intended to meet the requirements of an incentive stock option as defined in Section 422 of the Code and designated as an Incentive Stock Option.

        ~~2.19 "Joint Plan of Reorganization" means the Third Amended Joint Plan of Reorganization of General Growth Properties, Inc. and other debtors under Chapter 11 of the Bankruptcy Code, as Modified [Docket No. 6232], and as may be further modified.~~

        ~~2.20~~

        2.19 "Non-Employee Director" means a person defined in Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

        2.~~21~~20  "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

        2.~~22~~21  "Other Stock-Based Award" means any right granted under Article 9 of the Plan.

        2.~~23~~22  "Option" means any stock option granted under Article 6 of the Plan.

        2.~~24~~23  "Option Price" means the purchase price per Share subject to an Option, as determined pursuant to Section 6.2 of the Plan.

        2.~~25~~24  "Outside Director" means a member of the Board who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

        2.~~26~~25  "Participant" means any eligible person as set forth in Section 4.1 to whom an Award is granted.

        2.~~27~~26  "Performance-Based Compensation" means compensation under an Award that is intended to constitute "qualified performance-based compensation" within the meaning of the regulations promulgated under Section 162(m) of Code or any successor provision.

        2.~~28~~27  "Performance Measures" means measures as described in Section 10.2 on which the performance goals are based in order to qualify Awards as Performance-Based Compensation.

        2.~~29~~28  "Performance Period" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

        2.~~30~~29  "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

        2.~~31~~30  "Plan" shall have the meaning ascribed to such term in Section 1.1 hereof.

        2.~~32~~31  "Plan Year" means the applicable fiscal year of the Company.

        2.~~33~~32  "Restricted Stock" means any Award granted under Article 8 of the Plan.

        2.~~34~~33  "Restriction Period" means the period during which Restricted Stock awarded under Article 8 of the Plan is subject to forfeiture.

        2.~~35~~34  "Service" means service as an Employee, Director or Consultant.

        2.~~36~~35  "Share" means a share of common stock of the Company, par value $0.01 per share, or such other class or kind of shares or other securities resulting from the application of Article 12 hereof.

        2.~~37~~36  "Stock Appreciation Right" means any right granted under Article 7 of the Plan.

        2.~~38~~37  "Subsidiary" means any corporation, partnership, limited liability company or other legal entity of which the Company, directly or indirectly, owns stock or other equity interests possessing fifty percent (50%) or more of the total combined voting power of all classes of stock or other equity interests (as determined in a manner consistent with Section 409A of the Code).

        2.~~39~~38  "Ten Percent Shareholder" means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary or Affiliate.

 Article 3. Administration

        3.1    Authority of the Committee.    The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and Award Agreements and full authority to select the Employees, Directors and Consultants to whom Awards will be granted, and to determine the type and amount of Awards to be granted to each such Employee, Director or Consultant, and the terms and conditions of Awards and Award Agreements. Without limiting the generality of the foregoing, the Committee may, in its sole discretion but subject to the limitations in Article 13, clarify, construe or resolve any ambiguity in any provision of the Plan or any Award Agreement, extend the term or period of exercisability of any Awards, or waive any terms or conditions applicable to any Award. Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of its Subsidiaries or Affiliates or a company acquired by the Company or with which the Company combines. The Committee shall have full and exclusive discretionary power to adopt rules, forms, instruments, and guidelines for administering the Plan as the Committee deems necessary or proper. All actions taken and all interpretations and determinations made by the Committee or by the Board (or any other committee or sub-committee thereof), as applicable, shall be final and binding upon the Participants, the Company, and all other interested individuals.

        3.2    Delegation.    The Committee may delegate to one or more of its members or one or more executive officers of the Company such administrative duties or powers as it may deem advisable; provided that no delegation shall be permitted under the Plan that is prohibited by applicable law.

Article 4. Eligibility and Participation

        4.1    Eligibility.    Participants will consist of such Employees, Directors and Consultants as the Committee in its sole discretion determines and whom the Committee may designate from time to time to receive Awards. Designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year.

        4.2    Type of Awards.    Awards under the Plan may be granted in any one or a combination of: (a) Options, (b) Stock Appreciation Rights, (c) Restricted Stock, (d) Other Stock-Based Awards, and (e) Performance-Based Compensation Awards. The Plan sets forth the types of performance goals and sets forth procedural requirements to permit the Company to design Awards that qualify as Performance-Based Compensation, as described in Article 10 hereof. Awards granted under the Plan shall be evidenced by Award Agreements (which need not be identical) that provide additional terms and conditions associated with such Awards, as determined by the Committee in its sole discretion; provided, however, that in the event of any conflict between the provisions of the Plan and any such Award Agreement, the provisions of the Plan shall prevail.

Article 5. Shares Subject to the Plan and Maximum Awards

        5.1    General.    Subject to adjustment as provided in Article 12 hereof, the maximum number of Shares available for issuance to Participants pursuant to Awards under the Plan is 3,698,050 Shares. The number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 3,698,050 Shares, subject to Article 12 hereof and the provisions of Sections 422 or 424 of the Code and any successor provisions. The Shares available for issuance under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares.

        5.2    Annual Award Limits.    The ~~maximum number of shares~~aggregate Awards granted to any Participant in any Plan year shall not exceed (i) with respect to Awards denominated in Shares ~~that may be granted to any participant in any Plan Year shall be 500~~, 200,000 Shares ~~(or the equivalent~~

~~dollar value),~~ and (ii) with respect to Awards denominated in cash, $10,000,000, in each case subject to adjustments made in accordance with Article 12 hereof (the "Annual Award Limit").

        5.3    Additional Shares.    In the event that any outstanding Award expires, is forfeited, cancelled or otherwise terminated without the issuance of Shares or is otherwise settled for cash, the Shares subject to such Award, to the extent of any such forfeiture, cancellation, expiration, termination or settlement for cash, shall again be available for Awards. If the Committee authorizes the assumption under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, of awards granted under another plan, such assumption shall not (i) reduce the maximum number of Shares available for issuance under this Plan or (ii) be subject to or counted against a Participant's Annual Award Limit.

Article 6. Stock Options

        6.1    Grant of Options.    The Committee is hereby authorized to grant Options to Participants. Each Option shall permit a Participant to purchase from the Company a stated number of Shares at an Option Price established by the Committee, subject to the terms and conditions described in this Article 6 and to such additional terms and conditions, as established by the Committee, in its sole discretion, that are consistent with the provisions of the Plan. Options shall be designated as either Incentive Stock Options or Nonqualified Stock Options, provided that Options granted to Directors shall be Nonqualified Stock Options. An Option granted as an Incentive Stock Option shall, to the extent it fails to qualify as an Incentive Stock Option, be treated as a Nonqualified Stock Option. Neither the Committee, the Company, any of its Subsidiaries or Affiliates, nor any of their employees and representatives shall be liable to any Participant or to any other Person if it is determined that an Option intended to be an Incentive Stock Option does not qualify as an Incentive Stock Option. Each option shall be evidenced by Award Agreements which shall state the number of Shares covered by such Option. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions, as the Committee shall deem advisable.

        6.2    Terms of Option Grant.    The Option Price shall be determined by the Committee at the time of grant, but shall not be less than one-hundred percent (100%) of the Fair Market Value of a Share on the date of grant. In the case of any Incentive Stock Option granted to a Ten Percent Shareholder, the Option Price shall not be less than one-hundred-ten percent (110%) of the Fair Market Value of a Share on the date of grant.

        6.3    Option Term.    The term of each Option shall be determined by the Committee at the time of grant and shall be stated in the Award Agreement, but in no event shall such term be greater than ten (10) years (or, in the case on an Incentive Stock Option granted to a Ten Percent Shareholder, five (5) years).

        6.4    Method of Exercise.    Except as otherwise provided in the Plan or in an Award Agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of this Article 6, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii) or (iv) of the following sentence (including the applicable tax withholding pursuant to Section 14.3 of the Plan). The aggregate Option Price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant (i) in cash or its equivalent (e.g., by cashier's check), (ii) to the extent permitted by the Committee, in Shares (whether or not previously owned by the Participant) having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee, (iii) partly in cash and, to the extent permitted by the Committee, partly in such Shares (as described in (ii) above) or (iv) if there is a public market for the Shares at such time, subject to such requirements as may be imposed by the Committee, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased. The Committee may prescribe any other method of payment that it determines to be consistent with applicable law and the purpose of the Plan.

        6.5    Limitations on Incentive Stock Options.    Incentive Stock Options may be granted only to employees of the Company or of a "parent corporation" or "subsidiary corporation" (as such terms are defined in Section 424 of the Code) at the date of grant. The aggregate Fair Market Value (generally determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all plans of the Company and of any "parent corporation" or "subsidiary corporation" shall not exceed one hundred thousand dollars ($100,000), or the Option shall be treated as a Nonqualified Stock Option. For purposes of the preceding sentence, Incentive Stock Options will be taken into account generally in the order in which they are granted. Each provision of the Plan and each Award Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Award Agreement thereof that cannot be so construed shall be disregarded.

        6.6    Performance Goals.    The Committee may condition the grant of Options or the vesting of Options upon the Participant's achievement of one or more performance goal(s) (including the Participant's provision of Services for a designated time period), as specified in the Award Agreement. If the Participant fails to achieve the specified performance goal(s), the Committee shall not grant the Option to such Participant or the Option shall not vest, as applicable.

Article 7. Stock Appreciation Rights

        7.1    Grant of Stock Appreciation Rights.    The Committee is hereby authorized to grant Stock Appreciation Rights to Participants, including a grant of Stock Appreciation Rights in tandem with any Option at the same time such Option is granted (a "Tandem SAR"). Stock Appreciation Rights shall be evidenced by Award Agreements that shall conform to the requirements of the Plan and may contain such other provisions, as the Committee shall deem advisable. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of a specified number of Shares on the date of exercise over (b) the grant price of the right as specified by the Committee on the date of the grant. Such payment may be in the form of cash, Shares, other property or any combination thereof, as the Committee shall determine in its sole discretion.

        7.2    Terms of Stock Appreciation Right.    Subject to the terms of the Plan and any applicable Award Agreement, the grant price (which shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant), term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such other conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate. No Stock Appreciation Right shall have a term of more than ten (10) years from the date of grant.

        7.3    Tandem Stock Appreciation Rights and Options.    A Tandem SAR shall be exercisable only to the extent that the related Option is exercisable and shall expire no later than the expiration of the related Option. Upon the exercise of all or a portion of a Tandem SAR, a Participant shall be required to forfeit the right to purchase an equivalent portion of the related Option (and, when a Share is purchased under the related Option, the Participant shall be required to forfeit an equivalent portion of the Stock Appreciation Right).

 Article 8. Restricted Stock

        8.1    Grant of Restricted Stock.    An Award of Restricted Stock is a grant by the Committee of a specified number of Shares to the Participant, which Shares are subject to forfeiture upon the occurrence of specified events. Restricted Stock shall be evidenced by an Award Agreement, which shall conform to the requirements of the Plan and may contain such other provisions, as the Committee shall deem advisable.

        8.2    Terms of Restricted Stock Awards.    Each Award Agreement evidencing a Restricted Stock grant shall specify the period(s) of restriction, the number of Shares of Restricted Stock subject to the Award, the performance, employment or other conditions (including the termination of a Participant's Service whether due to death, disability or other reason) under which the Restricted Stock may be forfeited to the Company and such other provisions as the Committee shall determine. At the end of the Restriction Period, the restrictions imposed hereunder and under the Award Agreement shall lapse with respect to the number of Shares of Restricted Stock as determined by the Committee, and the legend shall be removed and such number of Shares delivered to the Participant (or, where appropriate, the Participant's legal representative).

        8.3    Voting and Dividend Rights.    Unless otherwise provided in an Award Agreement, Participants shall have none of the rights of a stockholder of the Company with respect to Restricted Stock until the end of the Restricted Period; provided, that, Participants shall have the right to vote and receive dividends on Restricted Stock during the Restriction Period. Dividends shall be paid to Participants at the same time that other shareholders of common stock of the Company receive such dividends.

        8.4    Performance Goals.    The Committee may condition the grant of Restricted Stock or the expiration of the Restriction Period upon the Participant's achievement of one or more performance goal(s) (including the Participant's provision of Services for a designated time period), as specified in the Award Agreement. If the Participant fails to achieve the specified performance goal(s), the Committee shall not grant the Restricted Stock to such Participant or the Participant shall forfeit the Award of Restricted Stock to the Company, as applicable.

        8.5    Section 83(b) Election.    If a Participant makes an election pursuant to Section 83(b) of the Code concerning Restricted Stock, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9. Other Stock-Based Awards

        The Committee, in its sole discretion, may grant Awards of Shares and Awards that are valued, in whole or in part, by reference to, or are otherwise based on the Fair Market Value of, Shares (the "Other Stock-Based Awards"), including without limitation, restricted stock units and other phantom awards. Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of Service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards, whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares, and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

 Article 10. Performance-Based Compensation

        10.1    Grant of Performance-Based Compensation.    To the extent permitted by Section 162(m) of the Code, the Committee is authorized to design any Award so that the ~~amounts or~~cash, Shares or other property payable or distributed pursuant to such Award ~~are treated~~qualifies as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and related regulations.

        10.2    Performance Measures.    The vesting, crediting and/or payment of Performance-Based Compensation shall be based on the achievement of objective performance goals based on one or more (or any combination) of the following Performance Measures: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on shareholders' equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; (xviii) return on assets; (xix) store openings or refurbishment plans; (xx) staff training; and (xxi) corporate social responsibility policy implementation.

        Any Performance Measure may be (i) used to measure the performance of the Company and/or any of its Subsidiaries or Affiliates as a whole, any business unit thereof or any combination thereof against any goal including past performance or (ii) compared to the performance of a group of comparable companies, or a published or special index, in each case that the Committee, in its sole discretion, deems appropriate. Subject to Section 162(m) of the Code, the Committee may adjust the performance goals (including to prorate goals and payments for a partial Plan Year) in the event of the following occurrences: (a) non-recurring events, including divestitures, spin-offs, or changes in accounting standards or policies; (b) mergers and acquisitions; and (c) financing transactions, including selling accounts receivable.

        10.3    Establishment of Performance Goals for Covered Employees.    No later than ninety (90) days after the commencement of a Performance Period (but in no event after twenty-five percent (25%) of such Performance Period has elapsed), the Committee shall establish in writing: (i) the performance goals applicable to the Performance Period; (ii) the Performance Measures to be used to measure the performance goals in terms of an objective formula or standard; (iii) the formula for computing the amount of compensation payable to the Participant if such performance goals are obtained; and (iv) the Participants or class of Participants to which such performance goals apply. The outcome of such performance goals must be substantially uncertain when the Committee establishes the goals.

        10.4    Adjustment of Performance-Based Compensation.    Awards that are designed to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

        10.5    Certification of Performance.    Except for Awards that pay compensation attributable solely to an increase in the value of Shares, no Award designed to qualify as Performance-Based Compensation shall be vested, credited or paid, as applicable, with respect to any Participant until the Committee certifies in writing that the performance goals and any other material terms applicable to such Performance Period have been satisfied.

        10.6    Interpretation.    Each provision of the Plan and each Award Agreement relating to Performance-Based Compensation shall be construed so that each such Award shall be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and related regulations, and any provisions of the Award Agreement thereof that cannot be so construed shall be disregarded.

Article 11. Compliance with Section 409A of the Code and Section 457A of the Code

        11.1    General.    The Company intends that any Awards be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder ("Section 409A"), such that there are no adverse tax consequences, interest, or penalties as a result of the Awards. Notwithstanding the Company's intention, in the event any Award is subject to Section 409A, the Committee may, in its sole discretion and without a Participant's prior consent, amend the Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt the Plan and/or any Award from the application of Section 409A, (ii) preserve the intended tax treatment of any such Award, or (iii) comply with the requirements of Section 409A, including without limitation any such regulations guidance, compliance programs and other interpretative authority that may be issued after the date of grant of an Award.

        11.2    Payments to Specified Employees.    Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of nonqualified deferred compensation (within the meaning of Section 409A) that are otherwise required to be made under the Plan to a "specified employee" (as defined under Section 409A) as a result of his or her separation from service (other than a payment that is not subject to Section 409A) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) on the payment date that immediately follows the end of such six-month period or as soon as administratively practicable within 90 days thereafter, but in no event later than the end of the applicable taxable year.

        11.3    Separation from Service.    A termination of employment shall not be deemed to have occurred for purposes of any provision of the Plan or any Award Agreement providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Section 409A upon or following a termination of employment, unless such termination is also a "separation from service" within the meaning of Section 409A and the payment thereof prior to a "separation from service" would violate Section 409A. For purposes of any such provision of the Plan or any Award Agreement relating to any such payments or benefits, references to a "termination," "termination of employment" or like terms shall mean "separation from service."

        11.4    Section 457A.    In the event any Award is subject to Section 457A of the Code ("Section 457A"), the Committee may, in its sole discretion and without a Participant's prior consent, amend the Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt the Plan and/or any Award from the application of Section 457A, (ii) preserve the intended tax treatment of any such Award, or (iii) comply with the requirements of Section 457A, including without limitation any such regulations, guidance, compliance programs and other interpretative authority that may be issued after the date of the grant.

Article 12. Adjustments

        12.1    Adjustments in Authorized Shares and Awards.    In the event of any corporate event or transaction involving the Company, a Subsidiary and/or an Affiliate (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, combination of Shares, exchange of Shares, dividend in kind, amalgamation, or other like change in capital structure (other than regular cash dividends to shareholders of the Company), or any similar corporate event or transaction, the Committee, to prevent dilution or enlargement of Participants' rights under the Plan, shall substitute or adjust, in its sole discretion, the number and kind of Shares or other property that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares or other property subject to outstanding Awards, the Option Price, grant price or purchase price applicable to outstanding Awards, the Annual Award Limits, and/or other value determinations applicable to the Plan or outstanding Awards.

        12.2    Change of Control.    Upon the occurrence of a Change of Control after the Effective Date, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall determine otherwise in the Award Agreement, the Committee shall make one or more of the following adjustments to the terms and conditions of outstanding Awards: (i) continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (ii) substitution by the surviving company or corporation or its parent of awards with substantially the same terms for such outstanding Awards; (iii) accelerated exercisability, vesting and/or lapse of restrictions under outstanding Awards immediately prior to the occurrence of such event; (iv) upon written notice, provide that any outstanding Awards must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event, or such other period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Awards shall terminate to the extent not so exercised within the relevant period; and (v) cancellation of all or any portion of outstanding Awards settled in Shares for fair value (as determined in the sole discretion of the Committee and which may be zero) which, in the case of Options and Stock Appreciation Rights or similar Awards, if the Committee so determines, may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such Awards (or, if no such consideration is paid, Fair Market Value of the Shares subject to such outstanding Awards or portion thereof being canceled) over the aggregate Option Price or grant price, as applicable, with respect to such Awards or portion thereof being canceled (which may be zero).

Article 13. Duration, Amendment, Modification, Suspension and Termination

        13.1    Duration of the Plan.    Unless sooner terminated as provided in Section 13.2, the Plan shall terminate ~~on the tenth (10th) anniversary of the Effective Date~~November 8, 2020.

        13.2    Amendment, Modification, Suspension and Termination of Plan.    The Committee may amend, alter, suspend, discontinue, or terminate (for purposes of this Section 13.2, an "Action") the Plan or any portion thereof or any Award (or Award Agreement) thereunder at any time; provided that no such Action shall be made, other than as permitted under Article 11 or 12, (i) without shareholder approval (A) if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan, (B) if such Action increases the number of Shares available under the Plan (other than an increase permitted under Article 5 absent shareholder approval), (C) if such Action results in a material increase in benefits permitted under the Plan (but excluding increases that are immaterial or that are minor and to benefit the administration of the Plan, to take account of any changes in applicable law, or to obtain or maintain favorable tax, exchange, or regulatory treatment for the Company, a Subsidiary, and/or an Affiliate) or a change in eligibility requirements under the Plan, or (D) for any Action that results in a reduction of the Option Price or grant price per Share, as applicable, of any outstanding Options or Stock Appreciation Rights or cancellation of any outstanding Options or Stock Appreciation Rights in exchange for cash, or for other Awards, such as other Options or Stock Appreciation Rights, with an Option Price or grant price per Share, as applicable, that is less than such price of the original Options or Stock Appreciation Rights, and (ii) without the written consent of the affected Participant, if such Action would materially diminish the rights of any Participant under any Award theretofore granted to such Participant under the Plan; provided, further, that the Committee may amend the Plan, any Award or any Award Agreement without such consent of the Participant in such manner as it deems necessary to comply with applicable laws, including without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Article 14. General Provisions

        14.1    No Right to Service.    The granting of an Award under the Plan shall impose no obligation on the Company, any Subsidiary or any Affiliate to continue the Service of a Participant and shall not lessen or affect any right that the Company, any Subsidiary or any Affiliate may have to terminate the Service of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

        14.2    Settlement of Awards; Fractional Shares.    Each Award Agreement shall establish the form in which the Award shall be settled. The Committee shall determine whether cash, Awards, other securities or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be rounded, forfeited or otherwise eliminated.

        14.3    Tax Withholding.    The Company shall have the power and the right to deduct or withhold automatically from any amount deliverable under the Award or otherwise, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan. With respect to required withholding, Participants may elect (subject to the Company's automatic withholding right set out above), subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction.

        14.4    No Guarantees Regarding Tax Treatment.    Participants (or their beneficiaries) shall be responsible for all taxes with respect to any Awards under the Plan. The Committee and the Company make no guarantees to any Person regarding the tax treatment of Awards or payments made under the Plan. Neither the Committee nor the Company has any obligation to take any action to prevent the assessment of any tax on any Person with respect to any Award under Section 409A of the Code or Section 457A of the Code or otherwise and none of the Company, any of its Subsidiaries or Affiliates, or any of their employees or representatives shall have any liability to a Participant with respect thereto.

        14.5    Non-Transferability of Awards.    Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant except in the event of his death (subject to the applicable laws of descent and distribution) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate. No transfer shall be permitted for value or consideration. An award exercisable after the death of a Participant may be exercised by the heirs, legatees, personal representatives or distributees of the Participant. Any permitted transfer of the Awards to heirs, legatees, personal representatives or distributees of the Participant shall not be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

        14.6    Conditions and Restrictions on Shares.    The Committee may impose such other conditions or restrictions on any Shares received in connection with an Award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received for a specified period of time or a requirement that a Participant represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any conditions and restrictions applicable to such Shares.

        14.7    Compliance with Law.    The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies, or any stock exchanges on which the Shares are admitted to trading or listed, as may be required. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

  (a)
  Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

  (b)
  Completion of any registration or other qualification of the Shares under any applicable national, state or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

The restrictions contained in this Section 14.7 shall be in addition to any conditions or restrictions that the Committee may impose pursuant to Section 14.6. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company, its Subsidiaries and Affiliates, and all of their employees and representatives of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        14.8    Rights as a Shareholder.    Except as otherwise provided herein or in the applicable Award Agreement, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

        14.9    Severability.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

        14.10    Unfunded Plan.    Participants shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Subsidiaries or Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other Person. To the extent that any Person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts. The Plan is not subject to the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.

        14.11    No Constraint on Corporate Action.    Nothing in the Plan shall be construed to (i) limit, impair, or otherwise affect the Company's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets, or (ii) limit the right or power of the Company to take any action which such entity deems to be necessary or appropriate.

        14.12    Successors.    All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

        14.13    Governing Law.    The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

        14.14    Data Protection.    By participating in the Plan, the Participant consents to the collection, processing, transmission and storage by the Company in any form whatsoever, of any data of a professional or personal nature which is necessary for the purposes of introducing and administering the Plan. The Company may share such information with any Subsidiary or Affiliate, the trustee of any employee benefit trust, its registrars, trustees, brokers, other third party administrator or any Person who obtains control of the Company or acquires the Company, undertaking or part-undertaking which employs the Participant, wherever situated.

        14.15    Effective Date.    ~~The Plan shall be effective as of the date on which distributions to holders of claims and equity interest commences pursuant to the Joint Plan of Reorganization~~ The Plan originally became effective on November 9, 2010 (the "Effective Date").

*            *            *

EXECUTION VERSION

ANNEX B

SECTION 382 RIGHTS AGREEMENT
DATED AS OF FEBRUARY 27, 2012
BY AND BETWEEN
THE HOWARD HUGHES CORPORATION
AND
COMPUTERSHARE TRUST COMPANY, N.A.,
AS RIGHTS AGENT

1.	Certain Definitions	B-1
2.	Appointment of Rights Agent	B-7
3.	Issue of Right Certificates	B-7
4.	Form of Right Certificates	B-9
5.	Countersignature and Registration	B-9
6.	Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates	B-9
7.	Exercise of Rights; Purchase Price; Expiration Date of Rights	B-10
8.	Cancellation and Destruction of Right Certificates	B-11
9.	Company Covenants Concerning Securities and Rights	B-12
10.	Record Date	B-13
11.	Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights	B-13
12.	Certificate of Adjusted Purchase Price or Number of Securities	B-19
13.	Consolidation, Merger or Sale or Transfer of Assets or Earning Power	B-20
14.	Fractional Rights and Fractional Securities	B-22
15.	Rights of Action	B-23
16.	Agreement of Rights Holders	B-23
17.	Right Certificate Holder Not Deemed a Stockholder	B-24
18.	Concerning the Rights Agent	B-24
19.	Merger or Consolidation or Change of Name of Rights Agent	B-25
20.	Duties of Rights Agent	B-25
21.	Change of Rights Agent	B-27
22.	Issuance of New Right Certificates	B-28
23.	Redemption	B-29
24.	Exchange	B-29
25.	Notice of Certain Events	B-30
26.	Notices	B-31
27.	Supplements and Amendments	B-31
28.	Successors; Certain Covenants	B-32
29.	Benefits of This Agreement	B-32
30.	Governing Law	B-32
31.	Severability	B-33
32.	Descriptive Headings, Etc	B-33

i

33.	Determinations and Actions by the Board	B-33
34.	Effective Time	B-33
35.	Counterparts	B-34
Exhibit A		A-1
Exhibit B		B-1
Exhibit C		C-1

ii

SECTION 382 RIGHTS AGREEMENT

        This Section 382 Rights Agreement, dated as of February 27, 2012 (this "Agreement"), is made and entered into by and between The Howard Hughes Corporation, a Delaware corporation (the "Company"), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the "Rights Agent").

RECITALS

        WHEREAS, if the Company experiences an "ownership change," as defined in Section 382 of the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code"), its ability to use Tax Benefits (as hereinafter defined) for income tax purposes could be substantially limited or lost altogether; and

        WHEREAS, the Company views the Tax Benefits as highly valuable assets of the Company, which are likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Tax Benefits; and

        WHEREAS, on February 24, 2012, the Board of Directors of the Company authorized and declared a dividend distribution of one right (a "Right") in respect of each of the Company's Common Shares (as hereinafter defined) outstanding as of the Close of Business (as hereinafter defined) on March 14, 2012 (the "Record Date"), each Right initially representing the right to purchase one one-hundredth of a Preferred Share (as hereinafter defined), on the terms and subject to the conditions herein set forth, and further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each Common Share issued or delivered by the Company (whether originally issued or delivered from the Company's treasury) after the Record Date but prior to the earlier of the Distribution Date (as hereinafter defined) and the Expiration Date (as hereinafter defined) or as provided in Section 22.

        NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto hereby agree as follows:

        1.    Certain Definitions.    For purposes of this Agreement, the following terms have the meanings indicated:

          (a)   "Acquiring Person" means any Person (other than the Company, any Related Person or any Exempt Person) who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of 4.99% or more of the then-outstanding Common Shares; provided, however, that (i) any Person who would otherwise constitute an Acquiring Person as of 4:00 p.m., Eastern time, on the date of this Agreement (the "Effective Time") will not be deemed to be an Acquiring Person for any purpose of this Agreement unless and until such time as (A) such Person or any Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of any additional Common Shares, other than (1) pursuant to any agreement or regular-way purchase order for Common Shares that is in effect on or prior to the Effective Time and consummated in accordance with its terms after the Effective Time, (2) as a result of a stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally, or (3) an Exempt Transaction or (B) any other Person who is the Beneficial Owner of Common Shares becomes an Affiliate or Associate of such Person, provided that the exclusion in this clause (i) shall cease to apply with respect to any Person at such time as such Person, together with all Affiliates and Associates of such Person, ceases to Beneficially Own 4.99% or more of the then-outstanding Common Shares, (ii) a Person will not be deemed to have become an Acquiring Person solely as a result of a reduction in the number of Common Shares outstanding unless and until such time as (A) such Person or any Affiliate or

  Associate of such Person thereafter becomes the Beneficial Owner of any additional Common Shares, other than as a result of (1) a stock dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally or (2) an Exempt Transaction, or (B) any other Person who is the Beneficial Owner of Common Shares thereafter becomes an Affiliate or Associate of such Person, and (iii) a Person will not be deemed to have become an Acquiring Person solely as a result of an Exempt Transaction unless and until such time as (A) such Person or any Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of any additional Common Shares, other than as a result of (1) a stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally or (2) an Exempt Transaction, or (B) any other Person who is the Beneficial Owner of Common Shares thereafter becomes an Affiliate or Associate of such Person. Notwithstanding the foregoing, if (1) the Board of Directors of the Company determines that a Person who would otherwise be an "Acquiring Person" as defined pursuant to the foregoing provisions of this Section 1(a) has become such inadvertently and that the exemption of such Person from the definition of "Acquiring Person" is in the best interests of the Company, and (2) such Person has divested, divests as promptly as practicable or agrees in writing with the Company to divest a sufficient number of Common Shares so that such Person is not or would no longer be an "Acquiring Person" as defined pursuant to the foregoing provisions of this Section 1(a), then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement unless and until such time as such Person (together with all Affiliates and Associates of such Person) again is or becomes the Beneficial Owner of 4.99% or more of the Company's then-outstanding Common Shares.

          (b)   "Affiliate" and "Associate" each means, with respect to any Person, any other Person (other than a Related Person or an Exempt Person) whose Common Shares would be deemed constructively owned by such first Person, owned by a single "entity" within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations that includes such first Person, or otherwise aggregated with Common Shares owned by such first Person pursuant to the provisions of the Code or the Treasury Regulations.

          (c)   "Agreement" has the meaning set forth in the Preamble to this Agreement.

          (d)   A Person will be deemed the "Beneficial Owner" of, and to "Beneficially Own," any securities:

              (i)  which such Person or any of such Person's Affiliates or Associates is deemed to beneficially own, directly or indirectly, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement;

             (ii)  which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has or shares the right to receive or direct the receipt of (A) the proceeds of a disposition of, or (B) any dividends with respect to, including pursuant to any agreement, arrangement or understanding (whether or not in writing);

            (iii)  the beneficial ownership of which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, warrants, options or other rights (in each case, other than upon exercise or exchange of the Rights); but only if the right to acquire such securities would be treated as having been exercised under Section 1.382-4(d) of the Treasury Regulations; or

            (iv)  of which any other Person is the Beneficial Owner, if (A) such Person would be deemed to constructively own such securities pursuant to Section 382 of the Code or any successor or replacement provision and the Treasury Regulations promulgated thereunder, or (B) such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person (or any of such other Person's Affiliates or Associates) to make a "coordinated acquisition" of such securities within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or is otherwise included in the same "entity" within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations as such other Person;

  provided, however, that a Person will not be deemed the Beneficial Owner of, or to Beneficially Own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person's status as a "clearing agency," as defined in Section 3(a)(23) of the Exchange Act; provided further, however, that nothing in this Section 1(d) will cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person's participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, or such later date as the Board of Directors of the Company may determine in any specific case. Notwithstanding anything in this Agreement to the contrary, to the extent not included within the foregoing provisions of this Section 1(d), a Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own" or have "beneficial ownership" of, any securities which such Person would be deemed to constructively own or which otherwise would be aggregated with securities owned by such Person for purposes of Section 382 of the Code, or any successor or replacement provision.

          (e)   "Brookfield" means Brookfield Retail Holdings (formerly known as REP Investments LLC), an affiliate of Brookfield Asset Management Inc.

          (f)    "Brookfield Letter" means the letter agreement, dated as of November 9, 2010, as it may be amended from time to time, by and between Brookfield and the Company.

          (g)   "Brookfield Warrants" means the New Warrants and the GGO Warrants, as such terms are defined in the Cornerstone Agreement.

          (h)   "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York or the State of New Jersey (or such other state in which the principal office of the Rights Agent is located) are authorized or obligated by law or executive order to close.

          (i)    "Close of Business" on any given date means 5:00 p.m., Eastern time, on such date; provided, however, that if such date is not a Business Day, it means 5:00 p.m., Eastern time, on the next succeeding Business Day.

          (j)    "Code" has the meaning set forth in the Recitals to this Agreement.

          (k)   "Common Shares" when used with reference to the Company means the shares of common stock, par value $0.01 per share, of the Company; provided, however, that if the Company is the continuing or surviving corporation in a transaction described in Section 13(a)(ii), "Common Shares" when used with reference to the Company means shares of the capital stock or units of the equity interests with the greatest aggregate voting power of the Company. "Common Shares" when used with reference to any corporation or other legal entity other than the Company, including an Issuer, means shares of the capital stock or units of the equity interests with the greatest aggregate voting power of such corporation or other legal entity.

          (l)    "Company" has the meaning set forth in the Preamble to this Agreement.

          (m)  "Cornerstone Agreement" means the Amended and Restated Cornerstone Investment Agreement, effective as of March 31, 2010, between Brookfield and GGP.

          (n)   "current market price" has the meaning set forth in Section 11(d)(i).

          (o)   "Distribution Date" means the earlier of: (i) the Close of Business on the tenth calendar day following the Share Acquisition Date (or, if the tenth calendar day following the Share Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board of Directors of the Company) after the commencement of a tender or exchange offer by any Person (other than the Company, any Related Person or any Exempt Person), if upon the consummation thereof such Person would be the Beneficial Owner of 4.99% or more of the then-outstanding Common Shares.

          (p)   "Effective Time" has the meaning set forth in Section 1(a).

          (q)   "equivalent common shares" has the meaning set forth in Section 11(a)(iii).

          (r)   "equivalent preferred shares" has the meaning set forth in Section 11(a)(iii).

          (s)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (t)    "Exchange Ratio" has the meaning set forth in Section 24(a).

          (u)   "Exempt Person" means a Person whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.99% or more of the then-outstanding Common Shares will not, as determined by the Board of Directors of the Company in its sole discretion at any time prior to the time at which the Rights cease to be redeemable pursuant to Section 23, jeopardize, endanger or limit (in timing or amount) the availability to the Company of any Tax Benefit; provided, however, that such a Person will cease to be an Exempt Person if the Board of Directors of the Company subsequently makes a contrary determination in its sole discretion with respect to the effect of such Person's Beneficial Ownership (together with all Affiliates and Associates of such Person), regardless of the reason for such contrary determination.

          (v)   "Exempt Transaction" means any transaction that the Board of Directors of the Company determines, in its sole discretion, at any time prior to the time at which the Rights cease to be redeemable pursuant to Section 23, is exempt for purposes of this Agreement, which determination will be irrevocable.

          (w)  "Exercise Value" has the meaning set forth in Section 11(a)(iii).

          (x)   "Expiration Date" means the earliest of (i) the Close of Business on the third anniversary of the Record Date, (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the time at which all exercisable Rights are exchanged as provided in Section 24, (iv) the Close of Business on the effective date of the repeal of Section 382 of the Code or any successor or replacement provision if the Board of Directors of the Company determines that this Agreement is no longer necessary for the preservation of Tax Benefits, (v) the Close of Business on the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no Tax Benefits may be carried forward, and (vi) the Close of Business on the first Business Day following the certification of the voting results of the Company's 2012 annual meeting of stockholders, if Stockholder Approval has not been obtained prior to such date.

          (y)   "Fairholme Agreement" means the Amended and Restated Stock Purchase Agreement, effective as of March 31, 2010, between GGP and the Fairholme Purchasers.

          (z)   "Fairholme Letter" means the letter agreement, dated as of November 9, 2010, as it may be amended from time to time, by and between Brookfield and the Company.

          (aa) "Fairholme Purchaser" means The Fairholme Fund and Fairholme Focused Income Fund.

          (bb) "Fairholme Warrants" means the New Warrants and the GGO Warrants, as such terms are defined in the Fairholme Agreement.

          (cc) "Flip-in Event" has the meaning set forth in Section 11(a)(ii).

          (dd) "Flip-over Event" means any event described in clauses (i), (ii) or (iii) of Section 13(a).

          (ee) "GGO Non-Control Agreement" has the meaning ascribed thereto in the Pershing Agreement.

          (ff)  "GGP" means General Growth Properties, Inc.

          (gg) "Issuer" has the meaning set forth in Section 13(b).

          (hh) "PCM" means Pershing Square Capital Management, L.P.

          (ii)   "Pershing Agreement" means the Amended and Restated Stock Purchase Agreement, effective as of March 31, 2010, between GGP and PCM, on behalf of itself and each of the Pershing Purchasers.

          (jj)   "Pershing Letter" means the letter agreement, dated as of November 9, 2010, as it may be amended from time to time, by and between Brookfield and the Company.

          (kk) "Pershing Purchaser" means each of Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd. and Pershing Square International V, Ltd.

          (ll)   "Pershing Purchaser Group" means the Purchaser Group, as defined in the Pershing Agreement.

          (mm)  "Pershing Warrants" means the New Warrants and the GGO Warrants, as such terms are defined in the Pershing Agreement.

          (nn) "Person" means any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust or other legal entity, and any group of persons making a "coordinated acquisition" of shares or otherwise treated as an "entity" within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and includes any successor (by merger or otherwise) of such entity or group.

          (oo) "Preferred Shares" means shares of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company having substantially the rights and preferences set forth in the form of Certificate of Designation of Series A Junior Participating Preferred Stock attached as Exhibit A.

          (pp) "Purchase Price" means initially $275.00 per one one-hundredth of a Preferred Share, subject to adjustment from time to time as provided in this Agreement.

          (qq) "Record Date" has the meaning set forth in the Recitals to this Agreement.

          (rr)  "Redemption Price" means $0.001 per Right, subject to adjustment by resolution of the Board of Directors of the Company to reflect any stock split, stock dividend or similar transaction occurring after the Record Date.

          (ss)  "Related Person" means (i) any Subsidiary of the Company or (ii) any employee benefit or stock ownership plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan.

          (tt)  "Right" has the meaning set forth in the Recitals to this Agreement.

          (uu) "Right Certificates" means certificates evidencing the Rights, in substantially the form attached as Exhibit B.

         (vv)  "Rights Agent" means Computershare Trust Company, N.A., a federally chartered trust company, unless and until a successor Rights Agent has become such pursuant to the terms of this Agreement, and thereafter, "Rights Agent" means such successor Rights Agent.

          (ww)  "Securities Act" means the Securities Act of 1933, as amended.

          (xx) "Share Acquisition Date" means the first date of public announcement by the Company (by press release, filing made with the Securities and Exchange Commission or otherwise) that an Acquiring Person has become such.

          (yy) "Stockholder Approval" means the approval of this Agreement by the affirmative vote of the holders of a majority of the voting power of the outstanding Common Shares of the Company present in person or represented by proxy at a duly called meeting of stockholders of the Company (or any adjournment or postponement thereof) and entitled to vote on a proposal to approve this Agreement.

          (zz) "Subsidiary" when used with reference to any Person means any corporation or other legal entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person; provided, however, that for purposes of Section 13(b), "Subsidiary" when used with reference to any Person means any corporation or other legal entity of which at least 20% of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person.

          (aaa)  "Summary of Rights" has the meaning set forth in Section 3(a).

          (bbb)  "Tax Benefits" means the net operating loss carry-overs, capital loss carry-overs, general business credit carry-overs, alternative minimum tax credit carry-overs and foreign tax credit carry-overs, as well as any "net unrealized built-in loss" within the meaning of Sections 382 and 383 of the Code or any successor or replacement provisions, of the Company or any direct or indirect subsidiary thereof.

          (ccc)  "Trading Day" means any day on which the principal national securities exchange or quotation system on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange or quotation system, a Business Day.

          (ddd)  "Treasury Regulations" means final and temporary income tax regulations promulgated under the Code, including any amendments thereto.

          (eee)  "Triggering Event" means any Flip-in Event or Flip-over Event.

          (fff) "Trust" has the meaning set forth in Section 24(a).

          (ggg)  "Trust Agreement" has the meaning set forth in Section 24(a).

        Notwithstanding anything in this Agreement to the contrary, (i) (A) neither Brookfield nor any Brookfield Consortium Member will be deemed an Acquiring Person, (B) none of a Distribution Date, a Share Acquisition Date, a Flip-in Event, a Flip-over Event or a Triggering Event will be deemed to occur or to have occurred, and (C) the Rights will not become separable, distributable, unredeemable, triggered or exercisable, in each such case, by reason or as a result of (1) the execution, delivery or performance of the Cornerstone Agreement or the Brookfield Letter or (2) the consummation of the transactions contemplated by the Cornerstone Agreement or the Brookfield Letter, including the acquisition of Brookfield Warrants or Common Shares of the Company by Brookfield or any Brookfield

Consortium Member as permitted by the Cornerstone Agreement, The Brookfield Letter or any Brookfield Warrants; (ii) (A) none of PCM, any Pershing Purchaser or any member of the Pershing Purchaser Group will be deemed an Acquiring Person, (B) none of a Distribution Date, a Share Acquisition Date, a Flip-in Event, a Flip-over Event or a Triggering Event will be deemed to occur or to have occurred, and (C) the Rights will not become separable, distributable, unredeemable, triggered or exercisable, in each such case, by reason or as a result of (1) the execution, delivery or performance of the Pershing Agreement or the Pershing Letter or (2) the consummation of the transactions contemplated by the Pershing Agreement or the Pershing Letter, including the acquisition of Pershing Warrants or Common Shares of the Company by any Pershing Purchaser as permitted by the Pershing Agreement, the Pershing Square Letter or any Pershing Warrants or as otherwise contemplated by the GGO Non-Control Agreement; and (iii) (A) no Fairholme Purchaser will be deemed an Acquiring Person, (B) none of a Distribution Date, a Share Acquisition Date, a Flip-in Event, a Flip-over Event or a Triggering Event will be deemed to occur or to have occurred, and (C) the Rights will not become separable, distributable, unredeemable, triggered or exercisable, in each such case, by reason or as a result of (1) the execution, delivery or performance of the Fairholme Agreement or the Fairholme Letter or (2) the consummation of the transactions contemplated by the Fairholme Agreement or the Fairholme Letter, including the acquisition of Fairholme Warrants or Common Shares of the Company by any Fairholme Purchaser as permitted by the Fairholme Agreement, the Fairholme Letter or any Fairholme Warrants.

        2.    Appointment of Rights Agent.    The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions of this Agreement (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time act as co-Rights agent or appoint such co-Rights agents as it may deem necessary or desirable, upon ten days' prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights agents, the respective duties of the Rights Agent and any co-Rights agents under the provisions of this Agreement shall be as the Company shall reasonably determine, and the Company will notify, in writing, the Rights Agent and any co-Rights agents of such respective duties. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights agents. Any actions which may be taken by the Rights Agent pursuant to the terms of this Agreement may be taken by any such co-Rights agent. To the extent that any co-Rights agent takes any action pursuant to this Agreement, such co-Rights agent will be entitled to all of the rights and protections of, and subject to all of the applicable duties and obligations imposed upon, the Rights Agent pursuant to the terms of this Agreement.

        3.    Issue of Right Certificates.    (a) Until the Distribution Date, (i) the Rights will be evidenced by the certificates representing Common Shares registered in the names of the record holders thereof, which certificates representing Common Shares will also be deemed to be Right Certificates (or, if the Common Shares are uncertificated, by the registration of the associated Common Shares on the stock transfer books of the Company), (ii) the Rights will be transferable only in connection with the transfer of the underlying Common Shares, and (iii) the transfer of any Common Shares in respect of which Rights have been issued will also constitute the transfer of the Rights associated with such Common Shares. On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form of Exhibit C (the "Summary of Rights"), by first-class mail, postage-prepaid, to each record holder of Common Shares as of the Close of Business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with the Summary of Rights.

        (b)   Rights will be issued by the Company in respect of all Common Shares (other than Common Shares issued upon the exercise or exchange of any Right) issued or delivered by the Company (whether originally issued or delivered from the Company's treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date. Certificates evidencing such Common Shares will have stamped on, impressed on, printed on, written on, or otherwise affixed to them a legend substantially in the following form or such similar legend as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Common Shares may from time to time be listed or quoted, or to conform to usage:

  This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Section 382 Rights Agreement between The Howard Hughes Corporation and Computershare Trust Company, N.A., dated as of February 27, 2012 (as it may be amended from time to time, the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of The Howard Hughes Corporation. The Rights are not exercisable prior to the occurrence of certain events specified in the Rights Agreement. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire, may be amended, or may be evidenced by separate certificates and no longer be evidenced by this Certificate. The Howard Hughes Corporation will mail to the holder of this Certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights that are or were beneficially owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) may become null and void.

        (c)   Any Right Certificate issued pursuant to this Section 3 that represents Rights beneficially owned by an Acquiring Person or any Associate or Affiliate thereof and any Right Certificate issued at any time upon the transfer of any Rights to an Acquiring Person or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate and any Right Certificate issued pursuant to Section 6 or 11 hereof upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall be subject to and contain a legend substantially in the following form or such similar legend as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage:

  The Rights represented by this Right Certificate are or were beneficially owned by a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). This Right Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 11(a)(ii) or Section 13 of the Rights Agreement.

        (d)   As promptly as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested and provided with all relevant information and documents, send), by first-class, insured, postage prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate evidencing one Right for each Common Share so held, subject to adjustment as provided herein. As of and after Close of Business on the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall, as promptly as practicable, notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

        (e)   In the event that the Company purchases or otherwise acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares will be deemed canceled and retired so that the Company will not be entitled to exercise any Rights associated with the Common Shares so purchased or acquired.

        4.    Form of Right Certificates.    The Right Certificates (and the form of election to purchase and the form of assignment to be printed on the reverse thereof) will be substantially in the form attached as Exhibit B with such changes and marks of identification or designation, and such legends, summaries or endorsements printed thereon, as the Company may deem appropriate (but which do not affect the rights, duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any applicable rule or regulation made pursuant thereto or with any applicable rule or regulation of any stock exchange, trading market or automated quotation system on which the Rights may from time to time be listed or quoted, or to conform to customary usage. Subject to the provisions of Section 22, the Right Certificates, whenever issued, on their face will entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as are set forth therein at the Purchase Price set forth therein, but the Purchase Price, the number and kind of securities issuable upon exercise of each Right and the number of Rights outstanding will be subject to adjustment as provided herein.

        5.    Countersignature and Registration.    (a) The Right Certificates will be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and will have affixed thereto the Company's seal or a facsimile thereof which will be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates will be countersigned by the Rights Agent, either manually or by facsimile signature, and will not be valid for any purpose unless so countersigned. In case any officer of the Company who signed any of the Right Certificates ceases to be such an officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such an officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, is a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

        (b)   Following the Distribution Date and receipt by the Rights Agent of written notice to that effect and all other relevant information and documents referred to in Section 3(a), the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose and at such other offices as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or any quotation system on which the Rights may from time to time be listed or quoted, books for registration and transfer of the Right Certificates issued hereunder. Such books will show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

        6.    Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.    (a) Subject to the provisions of Sections 7(d) and 14, at any time after the Close of Business on the Distribution Date and at or prior to the Expiration Date, any Right Certificate or Right Certificates representing exercisable Rights may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share (or other securities, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any such Right Certificate or Right Certificates must make such request in a writing delivered to the Rights Agent and must surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. The Rights Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any Right Certificate surrendered for transfer until the registered holder shall have properly completed and duly executed the certification contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. Thereupon or as promptly as practicable thereafter, subject to the provisions of Sections 7(d) and 14, the Company will prepare, execute and deliver to the Rights Agent, and the Rights Agent will countersign and deliver to the Person entitled thereto, a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. If and to the extent the Company does require payment of any such taxes or charges, the Company shall give the Rights Agent prompt written notice thereof and the Rights Agent shall not deliver any Right Certificate unless and until it is satisfied that all such payments have been made, and the Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company may specify by written notice. The Rights Agent shall have no duty or obligation under any Section of this Rights Agreement which requires the payment of taxes or charges unless and until it is satisfied that all such taxes and/or charges have been paid.

        (b)   Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, if requested by the Company or the Rights Agent, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will prepare, execute and deliver a new Right Certificate of like tenor to the Rights Agent and the Rights Agent will countersign and deliver such new Right Certificate to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

        7.    Exercise of Rights; Purchase Price; Expiration Date of Rights.    (a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date and prior to the Expiration Date, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment in cash, in lawful money of the United States of America by certified check or bank draft payable to the order of the Company, equal to the sum of (i) the exercise price for the total number of securities as to which such surrendered Rights are exercised and (ii) an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with the provisions of Section 9(d).

        (b)   Upon receipt of a Right Certificate representing exercisable Rights with the form of election to purchase properly completed and duly executed, accompanied by payment as described above, the Rights Agent will promptly (i) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent) certificates representing the number of one one-hundredths of a Preferred Share to be purchased or, in the case of uncertificated shares or other securities, requisition from any transfer agent therefor a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the stock transfer books of the Company (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests), or, if the Company elects to deposit Preferred Shares issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (and the Company hereby irrevocably authorizes and directs such depositary agent to comply with all such requests), (ii) after receipt of such certificates (or written notices or depositary receipts, as the case may be), cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, (iii) when necessary to comply with this Rights Agreement, requisition from the Company or any transfer agent therefor (or make available, if the Rights Agent is the transfer agent) certificates representing the number of equivalent common shares (or, in the case of uncertificated shares, a notice of the number of equivalent common shares for which registration will be made on the stock transfer books of the Company) to be issued in lieu of the issuance of Common Shares in accordance with the provisions of Section 11(a)(iii), (iv) when necessary to comply with this Rights Agreement, after receipt of such certificates or notices, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, (v) when necessary to comply with this Rights Agreement, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with the provisions of Section 14 or in lieu of the issuance of Common Shares in accordance with the provisions of Section 11(a)(iii), (vi) when necessary to comply with this Rights Agreement, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate, and (vii) when necessary to comply with this Rights Agreement, deliver any due bill or other instrument provided to the Rights Agent by the Company for delivery to the registered holder of such Right Certificate as provided by Section 11(l).

        (c)   In case the registered holder of any Right Certificate exercises less than all the Rights evidenced thereby, the Company will prepare, execute and deliver a new Right Certificate evidencing the Rights remaining unexercised and the Rights Agent will countersign and deliver such new Right Certificate to the registered holder of such Right Certificate or to his, hers or its duly authorized assigns, subject to the provisions of Section 14.

        (d)   Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company will be obligated to undertake any action with respect to any purported transfer, split up, combination or exchange of any Right Certificate pursuant to Section 6 or exercise of a Right Certificate as set forth in this Section 7 unless the registered holder of such Right Certificate has (i) properly completed and duly executed the certificate following the form of assignment or the form of election to purchase, as applicable, set forth on the reverse side of the Right Certificate surrendered for such transfer, split up, combination, exchange or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company may reasonably request.

        8.    Cancellation and Destruction of Right Certificates.    All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange will, if surrendered to the Company or to any of its stock transfer agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, will be canceled by it, and no Right Certificates will be issued in lieu thereof except as expressly permitted by the provisions of this Agreement. The Company will deliver to the Rights Agent for cancellation and retirement, and the Rights Agent will so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent will deliver all canceled Right Certificates to the Company, or will, at the written request of the Company, destroy such canceled Right Certificates, and in such case will deliver a certificate of destruction thereof to the Company.

        9.    Company Covenants Concerning Securities and Rights.    The Company covenants and agrees that:

          (a)   It will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, a number of Preferred Shares that will be sufficient to permit the exercise pursuant to Section 7 of all outstanding Rights.

          (b)   So long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) issuable upon the exercise of the Rights may be listed on a national securities exchange or quoted on a quotation system, it will endeavor to cause, from and after such time as the Rights become exercisable, all securities reserved for issuance upon the exercise of Rights to be listed on such exchange or quoted on such system, upon official notice of issuance upon such exercise.

          (c)   It will take all such action as may be necessary to ensure that all Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) delivered (or evidenced by registration on the stock transfer books of the Company) upon exercise of Rights, at the time of delivery of the certificates for (or registration of) such securities, will be (subject to payment of the Purchase Price) duly authorized, validly issued, fully paid and nonassessable securities.

          (d)   It will pay when due and payable any and all federal and state taxes and charges that may be payable in respect of the issuance or delivery of the Right Certificates and of any certificates representing securities issued upon the exercise of Rights (or, if such securities are uncertificated, the registration of such securities on the stock transfer books of the Company); provided, however, that the Company will not be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts representing (or the registration of) securities issued upon the exercise of Rights in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise, or to issue or deliver any certificates, depositary receipts or notices representing securities issued upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's or the Rights Agent's satisfaction that no such tax or charge is due.

          (e)   It will use its best efforts (i) to file on an appropriate form, as soon as practicable following the later of the Share Acquisition Date and the Distribution Date, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing, and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the applicable state securities or "blue sky" laws in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time after the date set forth in clause (i) of the first sentence of this Section 9(e), the exercisability of the Rights in order to prepare and file such registration statement and to permit it to become effective. Upon any such suspension, the Company will issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. In addition, if the Company determines that a registration statement should be filed under the Securities Act or any state securities laws following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights in each relevant jurisdiction until such time as a registration statement has been declared effective and, upon any such suspension, the Company will issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with the prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. Notwithstanding anything in this Agreement to the contrary, the Rights will not be exercisable in any jurisdiction if the requisite registration or qualification in such jurisdiction has not been effected or the exercise of the Rights is not permitted under applicable law.

          (f)    Notwithstanding anything in this Agreement to the contrary, after the later of the Share Acquisition Date and the Distribution Date, the Company will not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will eliminate or otherwise diminish the benefits intended to be afforded by the Rights.

          (g)   In the event that the Company is obligated to issue other securities of the Company and/or pay cash pursuant to Section 11, 13, 14 or 24, it will make all arrangements necessary so that such other securities and/or cash are available for distribution by the Rights Agent, if and when appropriate.

        10.    Record Date.    Each Person in whose name any certificate representing Preferred Shares (or Common Shares and/or other securities, as the case may be) is issued (or in which such securities are registered upon the stock transfer books of the Company) upon the exercise of Rights will for all purposes be deemed to have become the holder of record of the Preferred Shares (or Common Shares and/or other securities, as the case may be) represented thereby on, and such certificate (or registration) will be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price and all applicable taxes or charges were made; provided, however, that, if the date of such surrender and payment is a date upon which the transfer books of the Company for the Preferred Shares (or Common Shares and/or other securities, as the case may be) are closed, such Person will be deemed to have become the record holder of such securities on, and such certificate (or registration) will be dated, the next succeeding Business Day on which the transfer books of the Company for the Preferred Shares (or Common Shares and/or other securities, as the case may be) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate will not be entitled to any rights of a holder of any security for which the Rights are or may become exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and will not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

        11.    Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights.    The Purchase Price, the number and kind of securities issuable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

          (a)   (i) In the event that the Company at any time after the Record Date (A) declares a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivides the outstanding Preferred Shares, (C) combines the outstanding Preferred Shares into a smaller number of Preferred Shares, or (D) issues any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification and/or the number and/or kind of shares of capital stock issuable on such date upon exercise of a Right, will be proportionately adjusted so that the holder of any Right exercised after such time is entitled to receive upon payment of the Purchase Price then in effect the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the Company for the Preferred Shares were open, the holder of such Right would have owned upon such exercise (and, in the case of a reclassification, would have retained after giving effect to such reclassification) and would have been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) or Section 13, the adjustment provided for in this Section 11(a)(i) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii) or Section 13.

          (ii)   Subject to the provisions of Section 24, if any Person becomes an Acquiring Person, (a "Flip-in Event"), then, from and after the latest of the Distribution Date, the Share Acquisition Date and the date of the occurrence of such Flip-in Event, proper provision will be made so that each holder of a Right, except as provided below, will thereafter have the right to receive, upon exercise thereof in accordance with the terms of this Agreement at an exercise price per Right equal to the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of such Flip-in Event (or, if any other Flip-in Event shall have previously occurred, the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the first occurrence of a Flip-in Event), in lieu of Preferred Shares, such number of Common Shares as equals the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of such Flip-in Event (or, if any other Flip-in Event shall have previously occurred, multiplying the then-current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the first occurrence of a Flip-in Event), and dividing that product by (y) 50% of the current per share market price of the Common Shares (determined pursuant to Section 11(d)) on the date of the occurrence of such Flip-in Event. Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Flip-in Event, any Rights that are Beneficially Owned by (A) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (B) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of a Flip-in Event, or (C) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the occurrence of a Flip-in Event pursuant to either (1) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (2) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this Section 11(a)(ii), and subsequent transferees of any of such Persons, will be null and void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company will use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but will have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. Upon the occurrence of a Flip-in Event, no Right Certificate that represents Rights that are or have become null and void pursuant to the provisions of this Section 11(a)(ii) will thereafter be issued pursuant to Section 3 or Section 6, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this Section 11(a)(ii) will be canceled. Upon the occurrence of a Flip-over Event, any Rights that shall not have been previously exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only pursuant to Section 13 and not pursuant to this Section 11(a)(ii).

          (iii)  Upon the occurrence of a Flip-in Event, if there are not sufficient Common Shares authorized but unissued or issued but not outstanding to permit the issuance of all the Common Shares issuable in accordance with Section 11(a)(ii) upon the exercise of a Right, the Board of Directors of the Company will use its best efforts promptly to authorize and, subject to the provisions of Section 9(e), make available for issuance additional Common Shares or other equity securities of the Company having equivalent voting rights and an equivalent value (as determined in good faith by the Board of Directors of the Company) to the Common Shares (for purposes of this Section 11(a)(iii), "equivalent common shares"). In the event that equivalent common shares are so authorized, upon the exercise of a Right in accordance with the provisions of Section 7, the registered holder will be entitled to receive (A) Common Shares, to the extent any are available, and (B) a number of equivalent common shares, which the Board of Directors of the Company has determined in good faith to have a value equivalent to the excess of (x) the aggregate current per share market value on the date of the occurrence of the most recent Flip-in Event of all the Common Shares issuable in accordance with Section 11(a)(ii) upon the exercise of a Right (the "Exercise Value") over (y) the aggregate current per share market value on the date of the occurrence of the most recent Flip-in Event of any Common Shares available for issuance upon the exercise of such Right; provided, however, that if at any time after 90 calendar days after the latest of the Share Acquisition Date, the Distribution Date and the date of the occurrence of the most recent Flip-in Event, there are not sufficient Common Shares and/or equivalent common shares available for issuance upon the exercise of a Right, then the Company will be obligated to deliver, upon the surrender of such Right and without requiring payment of the Purchase Price, Common Shares (to the extent available), equivalent common shares (to the extent available) and then cash (to the extent permitted by applicable law and any agreements or instruments to which the Company is a party in effect immediately prior to the Share Acquisition Date), which securities and cash have an aggregate value equal to the excess of (1) the Exercise Value over (2) the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of the most recent Flip-in Event (or, if any other Flip-in Event shall have previously occurred, the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right would have been exercisable immediately prior to the date of the occurrence of such Flip-in Event if no other Flip-in Event had previously occurred). To the extent that any legal or contractual restrictions prevent the Company from paying the full amount of cash payable in accordance with the foregoing sentence, the Company will pay to holders of the Rights as to which such payments are being made all amounts which are not then restricted on a pro rata basis and will continue to make payments on a pro rata basis as promptly as funds become available until the full amount due to each such Rights holder has been paid.

          (b)   In the event that the Company fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or securities having equivalent rights, privileges and preferences as the Preferred Shares (for purposes of this Section 11(b), "equivalent preferred shares")) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the current per share market price of the Preferred Shares (determined pursuant to Section 11(d)) on such record date, the Purchase Price to be in effect after such record date will be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price and the denominator of which is the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which is in a form other than cash, the value of such consideration will be as determined in good faith by the Board of Directors of the Company, which determination will be described in a written statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights. Preferred Shares owned by or held for the account of the Company will not be deemed outstanding for the purpose of any such computation. Such adjustment will be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price will be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (c)   In the event that the Company fixes a record date for the making of a distribution to all holders of Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets, stock (other than a dividend payable in Preferred Shares) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date will be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the current per share market price of the Preferred Shares (as determined pursuant to Section 11(d)) on such record date or, if earlier, the date on which Preferred Shares begin to trade on an ex-dividend or when issued basis for such distribution, less the fair market value (as determined in good faith by the Board of Directors of the Company, which determination will be described in a written statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights) of the portion of the evidences of indebtedness, cash, assets or stock so to be distributed or of such subscription rights, options or warrants applicable to one Preferred Share, and the denominator of which is such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. Such adjustments will be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price will again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (d)   (i) For the purpose of any computation hereunder, the "current per share market price" of Common Shares on any date will be deemed to be the average of the daily closing prices per share of such Common Shares for the 30 consecutive Trading Days immediately prior to but not including such date; provided, however, that in the event that the current per share market price of the Common Shares is determined during a period following the announcement by the issuer of such Common Shares of (A) a dividend or distribution on such Common Shares payable in such Common Shares or securities convertible into such Common Shares (other than the Rights) or (B) any subdivision, combination or reclassification of such Common Shares, and prior to the expiration of 30 Trading Days after but not including the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price will be appropriately adjusted to take into account ex-dividend trading or to reflect the current per share market price per Common Share equivalent. The closing price for each day will be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated quotation system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated quotation system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such market then in use, or, if on any such date the Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board of Directors of the Company. If the Common Shares are not publicly held or not so listed or traded, or are not the subject of available bid and asked quotes, "current per share market price" will mean the fair value per share as determined in good faith by the Board of Directors of the Company, which determination will be described in a written statement filed with the Rights Agent.

           (ii)  For the purpose of any computation hereunder, the "current per share market price" of the Preferred Shares will be determined in the same manner as set forth above for Common Shares in Section 11(d)(i), other than the last sentence thereof. If the current per share market price of the Preferred Shares cannot be determined in the manner provided above, the "current per share market price" of the Preferred Shares will be conclusively deemed to be an amount equal to the current per share market price of the Common Shares multiplied by one hundred (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Common Shares occurring after the date of this Agreement). If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, or the subject of available bid and asked quotes, "current per share market price" of the Preferred Shares will mean the fair value per share as determined in good faith by the Board of Directors of the Company, which determination will be described in a statement filed with the Rights Agent. For all purposes of this Agreement, the current per share market price of one one-hundredth of a Preferred Share will be equal to the current per share market price of one Preferred Share divided by one hundred.

          (e)   Except as set forth below, no adjustment in the Purchase Price will be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made will be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 will be made to the nearest cent or to the nearest one one-millionth of a Preferred Share or one ten-thousandth of a Common Share or other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 will be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment and (ii) the Expiration Date.

          (f)    If as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised becomes entitled to receive any securities of the Company other than Preferred Shares, thereafter the number and/or kind of such other securities so receivable upon exercise of any Right (and/or the Purchase Price in respect thereof) will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares (and the Purchase Price in respect thereof) contained in this Section 11, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Shares

  (and the Purchase Price in respect thereof) will apply on like terms to any such other securities (and the Purchase Price in respect thereof).

          (g)   All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder will evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share issuable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

          (h)   Unless the Company has exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price pursuant to Section 11(b) or Section 11(c), each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-hundredths of a Preferred Share issuable upon exercise of a Right immediately prior to such adjustment of the Purchase Price by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

          (i)    The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-hundredths of a Preferred Share issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights will be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights will become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company will make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, will be at least 10 calendar days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company will, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to the provisions of Section 14, the additional Rights to which such holders are entitled as a result of such adjustment, or, at the option of the Company, will cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Right Certificates evidencing all the Rights to which such holders are entitled after such adjustment. Right Certificates so to be distributed will be issued, executed, and countersigned by the Rights Agent in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and will be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

          (j)    Without respect to any adjustment or change in the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number and kind of securities which were expressed in the initial Right Certificate issued hereunder.

          (k)   Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Shares or below the then par value, if any, of any other securities of the Company issuable upon exercise of the Rights, the

  Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares or such other securities, as the case may be, at such adjusted Purchase Price.

          (l)    In any case in which this Section 11 otherwise requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Preferred Shares or other securities of the Company, if any, issuable upon such exercise over and above the number of Preferred Shares or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company delivers to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Preferred Shares or other securities upon the occurrence of the event requiring such adjustment.

          (m)  Notwithstanding anything in this Agreement to the contrary, the Company will be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board of Directors of the Company determines to be advisable in order that any (i) consolidation or subdivision of the Preferred Shares, (ii) issuance wholly for cash of Preferred Shares at less than the current per share market price therefor, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) stock dividends, or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Shares is not taxable to such stockholders.

          (n)   Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Record Date prior to the Distribution Date (i) pays a dividend on the outstanding Common Shares payable in Common Shares, (ii) subdivides the outstanding Common Shares, (iii) combines the outstanding Common Shares into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter but prior to the Distribution Date, will be proportionately adjusted so that the number of Rights thereafter associated with each Common Share following any such event equals the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction the numerator of which is the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which is the total number of Common Shares outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(n) will be made successively whenever such a dividend is paid or such a subdivision, combination or reclassification is effected.

        12.    Certificate of Adjusted Purchase Price or Number of Securities.    Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event that causes Rights to become null and void) occurs as provided in Section 11 or Section 13, the Company will promptly (a) prepare a certificate setting forth such adjustment or describing such event and a brief reasonably detailed statement of the facts computations, and methodology accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Preferred Shares and the Common Shares a copy of such certificate, and (c) if such adjustment is made after the Distribution Date, mail a brief summary of such adjustment to each holder of a Right Certificate in accordance with Section 26. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any adjustment or any such event unless and until it shall have received such certificate.

        13.    Consolidation, Merger or Sale or Transfer of Assets or Earning Power.    (a) In the event that:

            (i)  at any time after a Person has become an Acquiring Person, the Company consolidates with, or merges with or into, any other Person and the Company is not the continuing or surviving corporation of such consolidation or merger; or

           (ii)  at any time after a Person has become an Acquiring Person, any Person consolidates with the Company, or merges with or into the Company, and the Company is the continuing or surviving corporation of such merger or consolidation and, in connection with such merger or consolidation, all or part of the Common Shares is changed into or exchanged for stock or other securities of any other Person or cash or any other property; or

          (iii)  at any time after a Person has become an Acquiring Person, the Company, directly or indirectly, sells or otherwise transfers (or one or more of its Subsidiaries sells or otherwise transfers), in one or more transactions, assets or earning power (including without limitation securities creating any obligation on the part of the Company and/or any of its Subsidiaries) representing in the aggregate more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons other than the Company or one or more of its wholly owned Subsidiaries;

then, and in each such case, proper provision will be made so that from and after the latest of the Share Acquisition Date, the Distribution Date and the date of the occurrence of such Flip-over Event, (A) each holder of a Right thereafter has the right to receive, upon the exercise thereof in accordance with the terms of this Agreement at an exercise price per Right equal to the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the Share Acquisition Date, such number of duly authorized, validly issued, fully paid, nonassessable and freely tradable Common Shares of the Issuer, free and clear of any liens, encumbrances and other adverse claims and not subject to any rights of call or first refusal, as equals the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is exercisable immediately prior to the Share Acquisition Date and dividing that product by (y) 50% of the current per share market price of the Common Shares of the Issuer (determined pursuant to Section 11(d)), on the date of the occurrence of such Flip-over Event; (B) the Issuer will thereafter be liable for, and will assume, by virtue of the occurrence of such Flip-over Event, all the obligations and duties of the Company pursuant to this Agreement; (C) the term "Company" will thereafter be deemed to refer to the Issuer; and (D) the Issuer will take such steps (including without limitation the reservation of a sufficient number of its Common Shares to permit the exercise of all outstanding Rights) in connection with such consummation as may be necessary to assure that the provisions hereof are thereafter applicable, as nearly as reasonably may be possible, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights.

        (b)   For purposes of this Section 13, "Issuer" means (i) in the case of any Flip-over Event described in Sections 13(a)(i) or (ii) above, the Person that is the continuing, surviving, resulting or acquiring Person (including the Company as the continuing or surviving corporation of a transaction described in Section 13(a)(ii) above), and (ii) in the case of any Flip-over Event described in Section 13(a)(iii) above, the Person that is the party receiving the greatest portion of the assets or earning power (including without limitation securities creating any obligation on the part of the Company and/or any of its Subsidiaries) transferred pursuant to such transaction or transactions; provided, however, that, in any such case, (A) if (1) no class of equity security of such Person is, at the time of such merger, consolidation or transaction and has been continuously over the preceding 12-month period, registered pursuant to Section 12 of the Exchange Act, and (2) such Person is a

Subsidiary, directly or indirectly, of another Person, a class of equity security of which is and has been so registered, the term "Issuer" means such other Person; and (B) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, a class of equity security of two or more of which are and have been so registered, the term "Issuer" means whichever of such Persons is the issuer of the equity security having the greatest aggregate market value. Notwithstanding the foregoing, if the Issuer in any of the Flip-over Events listed above is not a corporation or other legal entity having outstanding equity securities, then, and in each such case, (x) if the Issuer is directly or indirectly wholly owned by a corporation or other legal entity having outstanding equity securities, then all references to Common Shares of the Issuer will be deemed to be references to the Common Shares of the corporation or other legal entity having outstanding equity securities which ultimately controls the Issuer, and (y) if there is no such corporation or other legal entity having outstanding equity securities, (I) proper provision will be made so that the Issuer creates or otherwise makes available for purposes of the exercise of the Rights in accordance with the terms of this Agreement, a kind or kinds of security or securities having a fair market value at least equal to the economic value of the Common Shares which each holder of a Right would have been entitled to receive if the Issuer had been a corporation or other legal entity having outstanding equity securities; and (II) all other provisions of this Agreement will apply to the issuer of such securities as if such securities were Common Shares.

        (c)   The Company will not consummate any Flip-over Event if, (i) at the time of or immediately after such Flip-over Event, there are or would be any rights, warrants, instruments or securities outstanding or any agreements or arrangements in effect which would eliminate or substantially diminish the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such Flip-over Event, the stockholders of the Person who constitutes, or would constitute, the Issuer for purposes of Section 13(a) shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates, or (iii) the form or nature of the organization of the Issuer would preclude or limit the exercisability of the Rights. In addition, the Company will not consummate any Flip-over Event unless the Issuer has a sufficient number of authorized Common Shares (or other securities as contemplated in Section 13(b) above) which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior to such consummation the Company and the Issuer have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in subsections (a) and (b) of this Section 13 and further providing that as promptly as practicable after the consummation of any Flip-over Event, the Issuer will:

          (A)  prepare and file a registration statement under the Securities Act with respect to the Rights and the securities issuable upon exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to (1) become effective as soon as practicable after such filing and (2) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;

          (B)  take all such action as may be appropriate under, or to ensure compliance with, the applicable state securities or "blue sky" laws in connection with the exercisability of the Rights; and

          (C)  deliver to holders of the Rights historical financial statements for the Issuer and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

        (d)   The provisions of this Section 13 will similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Flip-over Event occurs at any time after the occurrence of a Flip-in Event, except for Rights that have become null and void pursuant to Section 11(a)(ii), Rights that shall not have been previously exercised will cease to be exercisable in the manner provided in Section 11(a)(ii) and will thereafter be exercisable in the manner provided in Section 13(a).

        14.    Fractional Rights and Fractional Securities.    (a) The Company will not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company will pay as promptly as practicable to the registered holders of the Right Certificates with regard to which such fractional Rights otherwise would be issuable, an amount in cash equal to the same fraction of the current market value of one Right. For the purposes of this Section 14(a), the current market value of one Right is the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights otherwise would have been issuable. The closing price for any day is the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal quotation system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal quotation system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such market then in use, or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If the Rights are not publicly held or are not so listed or traded, or are not the subject of available bid and asked quotes, the current market value of one Right will mean the fair value thereof as determined in good faith by the Board of Directors of the Company, which determination will be described in a statement filed with the Rights Agent.

        (b)   The Company will not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares or to register fractional Preferred Shares on the stock transfer books of the Company (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement provides that the holders of such depositary receipts have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company may pay to any Person to whom or which such fractional Preferred Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one Preferred Share. For purposes of this Section 14(b), the current market value of one Preferred Share is the closing price of the Preferred Shares (as determined in the same manner as set forth for Common Shares in the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise; provided, however, that if the closing price of the Preferred Shares cannot be so determined, the closing price of the Preferred Shares for such Trading Day will be conclusively deemed to be an amount equal to the closing price of the Common Shares (determined pursuant to the second sentence of Section 11(d)(i)) for such Trading Day multiplied by one hundred (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Common Shares occurring after the date of this Agreement); provided further, however, that if neither the Common Shares nor the Preferred Shares are publicly held or listed or admitted to trading on any national securities exchange, or the subject of available bid and asked quotes, the current market value of one Preferred Share will mean the fair value thereof as determined in good faith by the Board of Directors of the Company, which determination will be described in a statement filed with the Rights Agent.

        (c)   Following the occurrence of a Triggering Event, the Company will not be required to issue fractions of Common Shares or other securities issuable upon exercise or exchange of the Rights or to distribute certificates which evidence any such fractional securities or to register any such fractional securities on the stock transfer books of the Company. In lieu of issuing any such fractional securities, the Company may pay to any Person to whom or which such fractional securities would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one such security. For purposes of this Section 14(c), the current market value of one Common Share or other security issuable upon the exercise or exchange of Rights is the closing price thereof (as determined in the same manner as set forth for Common Shares in the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise or exchange; provided, however, that if neither the Common Shares nor any such other securities are publicly held or listed or admitted to trading on any national securities exchange, or the subject of available bid and asked quotes, the current market value of one Common Share or such other security will mean the fair value thereof as determined in good faith by the Board of Directors of the Company, which determination will mean the fair value thereof as will be described in a statement filed with the Rights Agent.

        (d)   Whenever a payment for fractional Rights or fractional shares of Common Stock or Preferred Stock is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge or any payment for fractional Rights or fractional shares of Common Stock or Preferred Stock under any Section of this Agreement relating to the payment of fractional Rights or fractional shares of Common Stock or Preferred Stock unless and until the Rights Agent shall have received such a certificate and sufficient monies.

        15.    Rights of Action.    All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under any section of this Agreement, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the holder of any Common Shares), may in his own behalf and for his own benefit enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under this Agreement, and injunctive relief against actual or threatened violations of the obligations of any Person subject to this Agreement.

        16.    Agreement of Rights Holders.    Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

          (a)   Prior to the Distribution Date, the Rights are transferable only in connection with the transfer of the Common Shares;

          (b)   After the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at an office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer, and with the appropriate forms and certificates fully completed and executed;

          (c)   The Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Share) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Share certificate, if any, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent will be affected by any notice to the contrary;

          (d)   Such holder expressly waives any right to receive any fractional Rights and any fractional securities upon exercise or exchange of a Right, except as otherwise provided in Section 14.

          (e)   Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent will have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company will use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

        17.    Right Certificate Holder Not Deemed a Stockholder.    No holder, as such, of any Right Certificate will be entitled to vote, receive dividends, or be deemed for any purpose the holder of Preferred Shares or any other securities of the Company which may at any time be issuable upon the exercise of the Rights represented thereby, nor will anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of Directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions of this Agreement or exchanged pursuant to the provisions of Section 24.

        18.    Concerning the Rights Agent.    (a) The Company will pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, negotiation, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company will also indemnify the Rights Agent for, and hold it harmless against, any loss, liability, suit, action, proceeding, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith, or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered, or omitted to be taken, by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The costs and expenses incurred in enforcing this right of indemnification or any other provision hereunder shall be paid by the Company. The provisions of this Section 18 and Section 20 below shall survive the termination of this Rights Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

        (b)   The Rights Agent will be authorized and protected and will incur no liability for, or in respect of any action taken, suffered, or omitted to be taken by it in connection with, its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder, in reliance upon any Right Certificate or certificate or other notice evidencing Preferred Shares or Common

Shares or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed, and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith unless and until it has received such notice.

        19.    Merger or Consolidation or Change of Name of Rights Agent.    (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the transfer agency business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. The purchase of all or substantially all of the Rights Agent's assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19. If at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and if at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates will have the full force provided in the Right Certificates and in this Agreement.

        (b)   If at any time the name of the Rights Agent changes and at such time any of the Right Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and if at that time any of the Right Certificates have not been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates will have the full force provided in the Right Certificates and in this Agreement.

        20.    Duties of Rights Agent.    The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties or obligations) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, will be bound:

          (a)   The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or any employee of the Rights Agent), and the advice or opinion of such counsel will be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect to any action taken, suffered or omitted to be taken by it in accordance with such advice or opinion.

          (b)   Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer of the Company and delivered to the Rights Agent, and such certificate will be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for it in respect to any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate.

          (c)   The Rights Agent will be liable hereunder only for its own gross negligence, bad faith or willful misconduct (each as determined by a final, non-appealable judgment of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action. Any liability of the Rights Agent under this Agreement shall be limited to the amount of annual fees paid by the Company to the Rights Agent.

          (d)   The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.

          (e)   The Rights Agent will not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Agreement or in any Right Certificate; nor will it be responsible for any adjustment required under the provisions of Sections 11 or 13 (including any adjustment which results in Rights becoming null and void) or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such change or adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of stock or other securities will, when issued, be duly authorized, validly issued, fully paid and nonassessable.

          (f)    The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of its duties under this Agreement.

          (g)   The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for or in respect to any action taken, suffered, or omitted to be taken by it in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

          (h)   The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein will preclude the Rights Agent, any stockholder, affiliate, director, officer or employee of the Rights Agent from acting in any other capacity for the Company or for any other Person.

          (i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers, and employees) or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith, or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). The Rights Agent will not be under any duty or responsibility to ensure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of Right Certificates.

          (j)    If, with respect to any Right Certificate surrendered to the Rights Agent for exercise, transfer, split up, combination or exchange, either (i) the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, or (ii) any other actual or suspected irregularity exists, the Rights Agent will not take any further action with respect to such requested exercise, transfer, split up, combination or exchange without first consulting with the Company, and will thereafter take further action with respect thereto only in accordance with the Company's written instructions.

          (k)   No provision of this Rights Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

          (l)    The Rights Agent shall not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person, Affiliate or Associate) under this Agreement unless and until the Rights Agent shall be specifically notified in writing by the Company of such fact, event or determination.

          (m)  Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failure in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

          (n)   Each Person that is a party hereto acknowledges that the Rights Agent is subject to the customer identification program ("Customer Identification Program") requirements under the USA PATRIOT Act and its implementing regulations, and that the Rights Agent must obtain, verify and record information that allows the Rights Agent to identify each such person or entity. Accordingly, the Rights Agent may request information from any such person or entity that will help the Rights Agent to identify such person or entity, including without limitation, as applicable, such person or entity's physical address, tax identification number, organizational documents, certificate of good standing, license to do business, or any other information that the Rights Agent deems necessary. Each person or entity that is a party hereto acknowledges that the Rights Agent must verify each such person or entity's identity in accordance with the Customer Identification Program requirements.

          21.    Change of Rights Agent.    The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 calendar days' notice in writing mailed to the Company and to each transfer agent of the Preferred Shares or the Common Shares known to the Rights Agent by registered or certified mail, and to the holders of the Right

  Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 calendar days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Preferred Shares and the Common Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 calendar days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who will, with such notice, submit his Right Certificate for inspection by the Company), then the Rights Agent or registered holder of any Right Certificate may apply, at the expense of the Company, to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, will be (A) a Person organized and doing business under the laws of the United States or of any other state of the United States, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or shareholder services powers and is subject to supervision or examination by federal or state authority and which, alone or with its affiliates, has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million, or (B) an affiliate of such Person described in clause (A) of this sentence. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent will deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose; and, except as the context herein otherwise requires, such successor Rights Agent shall be deemed to be the "Rights Agent" for all purposes of this Agreement. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Shares or the Common Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, will not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

        22.    Issuance of New Right Certificates.    Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors of the Company to reflect any adjustment or change in the Purchase Price per share and the number or kind of securities issuable upon exercise of the Rights made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale by the Company of Common Shares following the Distribution Date and prior to the Expiration Date, the Company (a) will, with respect to Common Shares so issued or sold pursuant to the exercise, exchange or conversion of securities (other than Rights) issued prior to the Distribution Date which are exercisable or exchangeable for, or convertible into Common Shares, and (b) may, in any other case, if deemed necessary, appropriate or desirable by the Board of Directors of the Company, issue Right Certificates representing an equivalent number of Rights as would have been issued in respect of such Common Shares if they had been issued or sold prior to the Distribution Date, as appropriately adjusted as provided herein as if they had been so issued or sold; provided, however, that (i) no such Right Certificate will be issued if, and to the extent that, in its good faith judgment the Board of Directors of the Company determines that the issuance of such Right Certificate could have a material adverse tax consequence to the Company or to the Person to whom or which such Right Certificate otherwise would be issued and (ii) no such Right Certificate will be issued if, and to the extent that, appropriate adjustment otherwise has been made in lieu of the issuance thereof.

        23.    Redemption.    (a) Prior to the Expiration Date, the Board of Directors of the Company may, at its option, redeem all but not less than all of the then-outstanding Rights at the Redemption Price at any time prior to the Close of Business on the later of (i) the Distribution Date and (ii) Share Acquisition Date. Any such redemption will be effective immediately upon the action of the Board of Directors of the Company ordering the same, unless such action of the Board of Directors of the Company expressly provides that such redemption will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such redemption will be effective in accordance with the provisions of such action of the Board of Directors of the Company).

        (b)   Immediately upon the effectiveness of the redemption of the Rights as provided in Section 23(a), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price, without interest thereon. Promptly after the effectiveness of the redemption of the Rights as provided in Section 23(a), the Company will publicly announce (with prompt written notice thereof to the Rights Agent) such redemption and, within 10 calendar days thereafter, will give notice of such redemption to the holders of the then-outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Company; provided, however, that the failure to give, or any defect in, any such notice will not affect the validity of the redemption of the Rights. Any notice that is mailed in the manner herein provided will be deemed given, whether or not the holder receives the notice. The notice of redemption mailed to the holders of Rights will state the method by which the payment of the Redemption Price will be made. The Company may, at its option, pay the Redemption Price in cash, Common Shares (based upon the current per share market price of the Common Shares (determined pursuant to Section 11(d)) at the time of redemption), or any other form of consideration deemed appropriate by the Board of Directors of the Company (based upon the fair market value of such other consideration, determined by the Board of Directors of the Company in good faith) or any combination thereof. The Company may, at its option, combine the payment of the Redemption Price with any other payment being made concurrently to holders of Common Shares and, to the extent that any such other payment is discretionary, may reduce the amount thereof on account of the concurrent payment of the Redemption Price. If legal or contractual restrictions prevent the Company from paying the Redemption Price (in the form of consideration deemed appropriate by the Board of Directors of the Company) at the time of redemption, the Company will pay the Redemption Price, without interest, promptly after such time as the Company ceases to be so prevented from paying the Redemption Price.

        24.    Exchange.    (a) The Board of Directors of the Company may, at its option, at any time after the later of the Share Acquisition Date and the Distribution Date, exchange all or part of the then-outstanding and exercisable Rights (which will not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii)) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Record Date (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Any such exchange will be effective immediately upon the action of the Board of Directors of the Company ordering the same, unless such action of the Board of Directors of the Company expressly provides that such exchange will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such exchange will be effective in accordance with the provisions of such action of the Board of Directors of the Company). Prior to effecting an exchange pursuant to this Section 24, the Board of Directors of the Company may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors of the Company shall then approve (the "Trust Agreement"). If the Board of Directors of the Company so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the "Trust") all of the Common Shares issuable pursuant to the exchange, and all Persons entitled to receive Common Shares pursuant to the exchange shall be entitled to receive such Common Shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Notwithstanding the foregoing, the Board of Directors of the Company will not be empowered to effect such exchange at any time after any Person (other than the Company or any Related Person), who or which, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the then-outstanding Common Shares.

        (b)   Immediately upon the effectiveness of the exchange of any Rights as provided in Section 24(a), and without any further action and without any notice, the right to exercise such Rights will terminate and the only right with respect to such Rights thereafter of the holder of such Rights will be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. Promptly after the effectiveness of the exchange of any Rights as provided in Section 24(a), the Company will publicly announce (with prompt written notice thereof to the Rights Agent) such exchange and, within 10 calendar days thereafter, will give notice of such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice will not affect the validity of such exchange. Any notice that is mailed in the manner herein provided will be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange will be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii)) held by each holder of Rights.

        (c)   In any exchange pursuant to this Section 24, the Company, at its option, may substitute for any Common Share exchangeable for a Right (i) equivalent common shares (as such term is used in Section 11(a)(iii)), (ii) cash, (iii) debt securities of the Company, (iv) other assets, or (v) any combination of the foregoing, in any event having an aggregate value, as determined in good faith by the Board of Directors of the Company (which determination will be described in a statement filed with the Rights Agent), equal to the current market value of one Common Share (determined pursuant to Section 11(d)) on the Trading Day immediately preceding the date of the effectiveness of the exchange pursuant to this Section 24.

        25.    Notice of Certain Events.    (a) If, after the Distribution Date, the Company proposes (i) to pay any dividend payable in stock of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular periodic cash dividend), (ii) to offer to the holders of Preferred Shares rights, options or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of assets or earning power (including, without limitation, securities creating any obligation on the part of the Company and/or any of its Subsidiaries) representing more than 50% of the assets and earning power of the Company and its Subsidiaries, taken as a whole, to any other Person or Persons other than the Company or one or more of its wholly owned Subsidiaries, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or reclassification of the Common Shares then, in each such case, the Company will give to each holder of a Right Certificate, to the extent feasible and in accordance with Section 26, a notice of such proposed action (with a copy thereof to the Rights Agent), which specifies the record date for the purposes of such stock dividend, distribution or offering of rights, options or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the

Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice will be so given, in the case of any action covered by clause (i) or (ii) above, at least 10 calendar days prior to but not including the record date for determining holders of the Preferred Shares for purposes of such action, and, in the case of any such other action, at least 10 calendar days prior to but not including the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever is the earlier.

        (b)   In case any Triggering Event occurs, then, in any such case, the Company will as soon as practicable thereafter give to the Rights Agent and each holder of a Right Certificate, in accordance with Section 26, a notice of the occurrence of such event (with a copy thereof to the Rights Agent), which specifies the event and the consequences of the event to holders of Rights.

        (c)   Notwithstanding anything in this Agreement to the contrary, prior to the Distribution Date, a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of any Rights or of any Common Shares for purposes of this Agreement.

        26.    Notices.    (a) Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company will be sufficiently given or made if in writing and sent by first class mail, postage prepaid, or overnight delivery service, addressed (until another address is filed in writing with the Rights Agent) as follows:

    The Howard Hughes Corporation
    13355 Noel Rd., 22nd Floor
    Dallas, Texas 75240
    Attention: General Counsel

        (b)   Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent will be sufficiently given or made if in writing and sent by first-class mail, postage prepaid, or overnight delivery service, addressed (until another address is filed in writing with the Company) as follows:

    Computershare Trust Company, N.A.
    2 North LaSalle Street—3rd Floor
    Chicago, IL 60602
    Attention: Georg Drake

    with a copy to:

    Computershare Trust Company, N.A.
    480 Washington Boulevard
    Jersey City, New Jersey 07310
    Attention: General Counsel

        (c)   Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, if prior the Distribution Date, to the holder of any Common Shares) will be sufficiently given or made if in writing and sent by first-class mail, postage prepaid, or overnight delivery service, addressed to such holder at the address of such holder as shown on the registry books of the Company.

        27.    Supplements and Amendments.    Prior to the time at which the Rights cease to be redeemable pursuant to Section 23, and subject to the third to last sentence of this Section 27, the Company may in its sole and absolute discretion, and the Rights Agent will if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of Rights or Common Shares. From and after the time at which the Rights cease to be redeemable pursuant to Section 23, and subject to the penultimate sentence of this Section 27, the Company may, and the

Rights Agent will if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights or Common Shares in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to supplement or amend the provisions hereunder in any manner which the Company may deem desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such supplement or amendment shall cause the Rights again to become redeemable or cause this Agreement again to become supplementable or amendable otherwise than in accordance with the provisions of this sentence. Without limiting the generality or effect of the foregoing, this Agreement may be supplemented or amended to provide for such voting powers for the Rights and such procedures for the exercise thereof, if any, as the Board of Directors of the Company may determine to be appropriate. Upon the delivery of a certificate from an appropriate officer of the Company, which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent will execute such supplement or amendment; provided, however, that any supplement or amendment shall become valid and effective immediately upon execution by the Company, whether or not such supplement or amendment is also executed by the Rights Agent; provided, however, the Rights Agent will not be bound by any supplement or amendment not executed by it. Notwithstanding anything in this Agreement to the contrary, no supplement or amendment may be made which decreases the stated Redemption Price to an amount less than $0.001 per Right. Notwithstanding anything in this Agreement to the contrary, the limitations on the ability of the Board of Directors of the Company to amend this Agreement set forth in this Section 27 shall not affect the power or ability of the Board of Directors of the Company to take any other action that is consistent with its fiduciary duties under Delaware law, including without limitation accelerating or extending the Expiration Date or making any other amendment to this Agreement that is permitted by this Section 27 or adopting a new stockholder rights plan with such terms as the Board of Directors of the Company determines in its sole discretion to be appropriate. Notwithstanding anything contained in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent's own rights, duties, obligations or immunities under this Agreement.

        28.    Successors; Certain Covenants.    All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent will be binding on and inure to the benefit of their respective successors and assigns hereunder.

        29.    Benefits of This Agreement.    Nothing in this Agreement will be construed to give to any Person other than the Company, the Rights Agent, and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement. This Agreement will be for the sole and exclusive benefit of the Company, the Rights Agent, and the registered holders of the Right Certificates (or prior to the Distribution Date, the Common Shares).

        30.    Governing Law.    This Agreement, each Right and each Right Certificate issued hereunder will be deemed to be a contract made under the internal substantive laws of the State of Delaware and for all purposes will be governed by and construed in accordance with the internal substantive laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such state, without regard to the principles or rules concerning conflicts of laws which might otherwise require application of the substantive laws of another jurisdiction. The Company and each holder of Rights hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court shall lack subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Agreement. The Company and each holder of Rights acknowledge that the forum designated by this Section 30 has a reasonable relation to this Agreement and to such Persons' relationship with one another. The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 30. The Company and each holder of Rights undertake not to commence any action subject to this Agreement in any forum other than the forum described in this Section 30. The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Persons.

        31.    Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired or invalidated; provided, however, that if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately. Nothing contained in this Section 31 will affect the ability of the Company under the provisions of Section 27 to supplement or amend this Agreement to replace such invalid, void or unenforceable term, provision, covenant or restriction with a legal, valid and enforceable term, provision, covenant or restriction.

        32.    Descriptive Headings, Etc.    Descriptive headings of the several Sections of this Agreement are inserted for convenience only and will not control or affect the meaning or construction of any of the provisions hereof. Unless otherwise expressly provided, references herein to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of or to this Agreement.

        33.    Determinations and Actions by the Board.    For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, will be made in accordance with, as the Board of Directors of the Company deems to be applicable, the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act or the provisions of Section 382 of the Code, or any successor provision or replacement provision. The Board of Directors of the Company will have the exclusive power and authority to administer this Agreement and to exercise or refrain from exercising all rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including without limitation the right and power (i) to interpret the provisions of this Agreement (including without limitation Section 27, this Section 33 and other provisions hereof relating to its powers or authority hereunder) and (ii) to make all determinations deemed necessary or advisable for the administration of this Agreement (including without limitation any determination contemplated by Section 1(a) or any determination as to whether particular Rights shall have become null and void). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, any omission with respect to any of the foregoing) which are done or made by the Board of Directors of the Company in good faith will (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and (y) not subject the Board of Directors of the Company to any liability to any Person, including without limitation the Rights Agent and the holders of the Rights. The Rights Agent is entitled always to assume that the Company's Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.

        34.    Effective Time.    Notwithstanding anything in this Agreement to the contrary, this Agreement will not be effective until the Effective Time.

        35.    Counterparts.    This Agreement may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute but one and the same instrument. A signature to this Agreement transmitted electronically will have the same authority, effect and enforceability as an original signature.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

THE HOWARD HUGHES CORPORATION
By:	/s/ GRANT HERLITZ
	Name:	Grant Herlitz
	Title:	President
COMPUTERSHARE TRUST COMPANY, N.A.
By:	/s/ PETER SABLICH
	Name:	Peter Sablich
	Title:	Vice-President

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000143266_1 R1.0.0.11699 THE HOWARD HUGHES CORPORATION 13355 NOEL ROAD, 22nd Floor DALLAS, TX 75240 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: For Against Abstain 1. Election of Directors 01 William Ackman 02 Adam Flatto 03 Jeffrey Furber 04 Gary Krow 05 Allen Model 06 R. Scot Sellers 07 Steven Shepsman 08 Burton M. Tansky 09 Mary Ann Tighe 10 David R. Weinreb The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. For Against Abstain 2 Advisory vote to approve named executive officer compensation. 3 The approval of amendments to The Howard Hughes Corporation 2010 Equity Incentive Plan. 4 The ratification of the Company's Section 382 Rights Agreement. 5 The ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000143266_2 R1.0.0.11699 Annual Meeting of Stockholders The Westin Galleria Dallas 13340 Dallas Parkway, Dallas, Texas 75240 Monday, June 11, 2012 Meeting begins promptly at 9:00 a.m. local time Please plan to arrive early as there will be no admission after the meeting begins To attend the meeting, please present this admission ticket and photo identification at the registration desk upon arrival Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com . THE HOWARD HUGHES CORPORATION Annual Meeting of Stockholders June 11, 2012 9:00 A.M. This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Grant D. Herlitz and Peter F. Riley, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of THE HOWARD HUGHES CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 9:00 a.m., local time, on Monday, June 11, 2012, at The Westin Hotel Galleria, 13340 Dallas Parkway, Dallas, Texas 75240, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. This proxy authorizes Grant D. Herlitz and Peter F. Riley to vote at his or her discretion on any other matter that may properly come before the meeting or any adjournment or postponement of the meeting. Continued and to be signed on reverse side